UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-21311

PIMCO High Income Fund

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices)

William G. Galipeau

Treasurer (Principal Financial & Accounting Officer)

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

David C. Sullivan

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Registrant’s telephone number, including area code: (844) 337-4626

Date of fiscal year end: July 31

Date of reporting period: July 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

PIMCO Closed-End Funds

Annual Report

July 31, 2017

PIMCO Corporate & Income Opportunity Fund

PIMCO Corporate & Income Strategy Fund

PIMCO High Income Fund

PIMCO Income Strategy Fund

PIMCO Income Strategy Fund II

Letter from the Chairman of the Board & President

Dear Shareholder,

The global equity markets generated strong results during the reporting period against a backdrop of solid corporate profits and signs of improving global growth. Meanwhile, the global fixed income markets generated weak results, as U.S. monetary policy tightened, whereas many international central banks maintained accommodative monetary policies.

For the 12-month reporting period ended July 31, 2017

The U.S. economy continued to expand at a relatively modest pace during the reporting period. U.S. gross domestic product (“GDP”), which represents the value of goods and services produced in the country, and is the broadest measure of economic activity and the principal indicator of economic performance, expanded at a revised pace of 2.8% on an annual basis during the third quarter of 2016 — the strongest reading since the first quarter of 2015. GDP growth then moderated, growing at a revised annual pace of 1.8% during the fourth quarter of 2016, and 1.2% during the first quarter of 2017. Finally, the Commerce Department’s second reading — released after the reporting period had ended — showed that second quarter 2017 GDP grew at an annual pace of 3.0%.

The Federal Reserve (“Fed”) continued to normalize monetary policy, with three interest rate hikes during the reporting period. The first occurrence was in December 2016, followed by rate hikes at its meetings in March and June 2017. The second move put the federal funds rate between 1.00% and 1.25%. In its official statement following the Fed’s June meeting, the Fed said, “The Committee expects that economic conditions will evolve in a manner that will warrant gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run.” The Fed also indicated that it expects to begin reducing its balance sheet later this year.

Economic activity outside the U.S. generally improved during the reporting period. Nevertheless, a number of central banks, including the European Central Bank, Bank of England and Bank of Japan, maintained their highly accommodative monetary policies during the reporting period. However, toward the end of the reporting period, several central banks indicated that they may pare back their quantitative easing programs should growth improve and inflation increase.

Commodity prices fluctuated during the 12 months ended July 31, 2017. When the reporting period began, crude oil was approximately $42 a barrel, and was roughly $54 a barrel at the end of 2016. Prices then generally declined on elevated supplies and crude oil was roughly $43 a barrel in mid-June 2017, before rising to nearly $50 at the end of July 2017. Finally, there were gyrations in foreign exchange markets, possibly due, at least in part, to changing expectations for global growth, decoupling central bank policy, Brexit, the surprise outcome from the November U.S. elections, and a number of geopolitical events.

Outlook

PIMCO’s baseline secular outlook is that the U.S. economy is likely to grow at about 2% per year, with inflation running close to the Fed’s target of 2%. PIMCO’s forecast for the federal funds rate at the end of its secular horizon is anchored in a “New Neutral” range of 2% to 3%, but with the risks skewed to the downside on rates. In PIMCO’s view, of real concern for the U.S. outlook, as well as the global outlook, is the “driving-without-a-spare-tire risk” at this late stage of the business cycle. In the next recession, whenever it occurs, PIMCO believes the Fed and other central banks will have less room to cut rates than in past cycles. Some countries — for example, the U.S., China, Germany — will likely have some “fiscal space” to deploy in the next downturn, but with sovereign debt levels already elevated, fiscal policy is unlikely to fully offset the constraints on monetary policy in the next global downturn.

2	PIMCO CLOSED-END FUNDS

For the eurozone, under PIMCO’s baseline secular scenario, there would be trend growth of 1.25% on average over the next five years, with inflation hovering between 1% and 2%. PIMCO sees risk to its outlook as roughly balanced for the eurozone in the near term, but with risk increasing and tilting to the downside toward the end of the eurozone’s secular horizon. For Japan, PIMCO’s baseline secular outlook is for 0% to 1% inflation, with the Bank of Japan only gradually being able to raise the 10-year yield target. Finally, for China, PIMCO’s baseline secular outlook is that growth slows gradually to about 5.5%.

In the following pages of this PIMCO Closed-End Funds Annual Report, please find specific details regarding investment performance and a discussion of factors that most affected the Funds’ performance over the 12 months ended July 31, 2017.

Thank you for investing with us. We value your trust and will continue to work diligently to meet your investment needs. If you have questions regarding any of your PIMCO Closed-End Funds investments, please contact your financial advisor or call the Funds’ shareholder servicing agent at (844) 33-PIMCO, or (844) 337-4626. We also invite you to visit our website at www.pimco.com to learn more about our views.

Sincerely,

Hans W. Kertess	Peter G. Strelow
Chairman of the Board of Trustees	President

ANNUAL REPORT	JULY 31, 2017	3

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). This risk may be particularly acute in the current market environment because market interest rates are currently near historically low levels. This, combined with recent economic recovery, the Federal Reserve Board’s conclusion of its quantitative easing program, and increases in federal funds interest rates in 2015, 2016 and 2017, which had not occurred since 2006, could potentially increase the probability of an updated interest rate environment in the near future. To the extent the Federal Reserve Board continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets” in corporate bonds. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in increased losses to a Fund. Bond funds and individual bonds with a longer duration (a measure of the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. In addition, in the current low interest rate environment, the market price of the Funds’ common shares may be particularly sensitive to changes in interest rates or the perception that there will be a change in interest rates.

The use of derivatives may subject the Funds to greater volatility than investments in traditional securities. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, call risk, credit risk, management risk and the risk that a Fund could not close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in a Fund’s net asset value (“NAV”). A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying a derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, a Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not directly own. The regulation of the derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness of a Fund’s derivatives transactions and cause a Fund to lose value. For instance, in December 2015, the SEC proposed new regulations applicable to a registered investment company’s use of derivatives and related instruments. If adopted as proposed, these regulations could significantly limit or impact a Fund’s ability to invest in derivatives and other instruments, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect a Fund’s performance, efficiency in implementing its strategy, liquidity and/or ability to pursue its investment objectives.

Certain Funds’ monthly distributions may include, among other possible sources, interest income from its debt portfolio and payments and premiums (characterized as capital for financial accounting purposes and as ordinary income for tax purposes) generated by certain types of interest rate derivatives.

Strategies involving interest rate derivatives may attempt to capitalize on differences between short-term and long-term interest rates as part of a Fund’s duration and yield curve active management strategies. For instance, in the event that long-term interest rates are higher than short-term interest rates, a Fund may elect to pay a floating short-term interest rate and to receive a long-term fixed interest rate for a stipulated period of time, thereby generating payments as a function of the difference between current short-term interest rates and long-term interest rates, so long as the floating short-term interest rate (which may rise) is lower than the fixed long-term interest rate.

A Fund may also enter into opposite sides of multiple interest rate swaps or other derivatives with respect to the same underlying reference instrument (e.g., a 10-year U.S. treasury) that have different effective dates with respect to interest accrual time periods for the principal purpose of generating distributable gains (characterized as ordinary income for tax purposes) and that are not part of the Fund’s duration or yield curve management strategies (“paired swap transactions”). In a paired swap transaction, a Fund would generally enter into one or more interest rate swap agreements whereby the Fund agrees to make regular payments starting at the time the Fund enters into the agreements equal to a floating interest rate in return for payments equal to a fixed interest rate (the “initial leg”). The Fund would also enter into one or more interest rate swap agreements on

4	PIMCO CLOSED-END FUNDS

the same underlying instrument, but take the opposite position (i.e., in this example, the Fund would make regular payments equal to a fixed interest rate in return for receiving payments equal to a floating interest rate) with respect to a contract whereby the payment obligations do not commence until a date following the commencement of the initial leg (the “forward leg”).

A Fund’s income- and gain-generating strategies may generate current income and gains taxable as ordinary income sufficient to support monthly distributions even in situations when the Fund has experienced a decline in net assets due to, for example, adverse changes in the broad U.S. or non-U.S. equity markets or the Fund’s debt investments, or arising from its use of derivatives. For instance, a significant portion of a Fund’s monthly distributions may be sourced from paired swap transactions utilized to produce current distributable ordinary income for tax purposes on the initial leg, with a substantial possibility that the Fund will later realize a corresponding capital loss and potential decline in its net asset value with respect to the forward leg (to the extent there are not corresponding offsetting capital gains being generated from other sources). Because some or all of these transactions may generate capital losses without corresponding offsetting capital gains, portions of a Fund’s distributions recognized as ordinary income for tax purposes (such as from paired swap transactions) may be economically similar to a taxable return of capital when considered together with such capital losses.

The notional exposure of a Fund’s interest rate derivatives may represent a multiple of the Fund’s total net assets. There can be no assurance a Fund’s strategies involving interest rate derivatives will work as intended and such strategies are subject to the risks related to the use of derivatives generally, as discussed above (see also Notes 6 and 7 in the Notes to Financial Statements for further discussion on the use of derivative instruments and certain of the risks associated therewith).

A Fund’s use of leverage creates the opportunity for increased income for the Fund’s common shareholders, but also creates special risks. Leverage is a speculative technique that may expose a Fund to greater risk and increased costs. If shorter-term interest rates rise relative to the rate of return on a Fund’s portfolio, the interest and other costs of leverage to the Fund could exceed the rate of return on the debt obligations and other investments held by the Fund, thereby reducing return to the Fund’s common shareholders. In addition, fees and expenses of any form of leverage used by a Fund will be borne entirely by its common shareholders (and not by preferred shareholders, if any) and will reduce the investment return of the Fund’s common shares.

There can be no assurance that a Fund’s use of leverage will result in a higher yield on its common shares, and it may result in losses. Leverage creates several major types of risks for a Fund’s common shareholders, including: (1)  the likelihood of greater volatility of net asset value and market price of the Fund’s common shares, and of the investment return to the Fund’s common shareholders, than a comparable portfolio without leverage; (2)  the possibility either that the Fund’s common share dividends will fall if the interest and other costs of leverage rise, or that dividends paid on the Fund’s common shares will fluctuate because such costs vary over time; and (3)  the effects of leverage in a declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the net asset value of the Fund’s common shares than if the Fund were not leveraged and may result in a greater decline in the market value of the Fund’s common shares.

A Fund’s investments in and exposure to foreign securities involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information or economic and financial instability. Foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of certain foreign countries are relatively small, with a limited number of companies representing a small number of industries. Issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, auditing and custody standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or other confiscation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s investments in foreign securities. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. Risks associated with investing in foreign securities may be increased when a Fund invests in emerging markets. For example, if a Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the emerging market.

Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and, as applicable, risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. In the case of a loan participation or assignment, a Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. In the event of the insolvency of the lender selling a loan participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A Fund may be

ANNUAL REPORT	JULY 31, 2017	5

Important Information About the Funds (Cont.)

subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans or, with respect to certain Funds, acting as an originator of loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, lender liability, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans. To the extent that a Fund originates a loan, it may be responsible for all or a substantial portion of the expenses associated with initiating the loan, irrespective of whether the loan transaction is ultimately consummated or closed. This may include significant legal and due diligence expenses, which will be indirectly borne by a Fund and its shareholders.

Mortgage-related and other asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables held in trust and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. This is known as extension risk. Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause an investing Fund to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Funds because the Funds may have to reinvest that money at the lower prevailing interest rates. The Funds’ investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets. Additionally, investments in subordinate mortgage-backed and other asset-backed securities will be subject to risks arising from delinquencies and foreclosures, thereby exposing a Fund’s investment portfolio to potential losses. Subordinate securities of mortgage-backed and other asset-backed securities are also subject to greater credit risk than those mortgage-backed or other asset-backed securities that are more highly rated.

A Fund may also invest in the residual or equity tranches of mortgage-related and other asset-backed securities, which may be referred to as subordinate mortgage-backed or asset-backed securities and interest-only mortgage-backed or asset-backed securities. Subordinate mortgage-backed or asset-backed securities are paid interest only to the extent that there are funds available to make payments. To the extent the collateral pool includes a large percentage of delinquent loans, there is a risk that interest payment on subordinate mortgage-backed or asset-backed securities will not be fully paid. There are multiple tranches of mortgage-backed and asset backed-securities, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity or “first loss,” according to their degree of risk. The most senior tranche of a mortgage-backed or asset-backed security has the greatest collateralization and pays the lowest interest rate. If there are defaults or the collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Lower tranches represent lower degrees of credit quality and pay higher interest rates intending to compensate for the attendant risks. The return on the lower tranches is especially sensitive to the rate of defaults in the collateral pool. The lowest tranche (i.e., the “equity” or “residual” tranche) specifically receives the residual interest payments (i.e., money that is left over after the higher tranches have been paid and expenses of the issuing entities have been paid) rather than a fixed interest rate. Each Fund expects that investments in subordinate mortgage-backed and other asset-backed securities will be subject to risks arising from delinquencies and foreclosures, thereby exposing its investment portfolio to potential losses. Subordinate securities of mortgage-backed and other asset-backed securities are also subject to greater credit risk than those mortgage-backed or other asset-backed securities that are more highly rated.

The risks of investing in collateralized loan obligations (“CLOs”) include prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk. CLOs may carry additional risks, including, but not limited to: (i)  the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii)  the quality of the collateral may decline in value or default; (iii)  the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; and (iv)  the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

High-yield bonds (commonly referred to as “junk bonds”) typically have a lower credit rating than other bonds. Lower-rated bonds generally

6	PIMCO CLOSED-END FUNDS

involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that a Fund will lose money on its investment. The Funds may also invest in bonds and other instruments that are not rated, but which PIMCO considers to be equivalent to high-yield investments. The Funds may hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Funds’ ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Defaulted securities are often illiquid and may not be actively traded. Sales of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Funds could be material.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Fund’s shares.

The global economic crisis brought several small countries in Europe to the brink of default and many other economies into recession and weakened the banking and financial sectors of many European countries. For example, the governments of Greece, Spain, Portugal, and the Republic of Ireland have all experienced large public budget deficits, the effects of which are still yet unknown and may slow the overall recovery of the European economies from the global economic crisis. In addition, due to large public deficits, some European countries may be dependent on assistance from other European governments and institutions or other central banks or supranational agencies such as the International Monetary Fund. Assistance may be dependent on a country’s implementation of reforms or reaching a certain level of performance. Failure to reach those objectives or an insufficient level of assistance could result in a deep economic downturn which could significantly affect the value of a Fund’s European investments. It is possible that one or more Economic and Monetary Union of the European Union member countries could abandon the euro and return to a national currency and/or that the euro will cease to exist as a single currency in its current form. The exit of any country out of the euro may have an extremely destabilizing effect on other eurozone countries and their economies and a negative effect on the global economy as a whole. Such an exit by one country may also increase the possibility that additional countries may exit the euro should they face similar financial difficulties. In June 2016, the United Kingdom approved a referendum to leave the European Union. Significant uncertainty remains in the market regarding the ramifications of that development, and the range and potential implications of possible political, regulatory, economic and market outcomes are difficult to predict.

As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security breaches may involve unauthorized access to a Fund’s digital information systems (e.g., through “hacking” or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). In addition, cyber security breaches involving a Fund’s third party service providers (including but not limited to advisers, sub-advisers, administrators, transfer agents, custodians, distributors and other third parties), trading counterparties or issuers in which a Fund invests can also subject a Fund to many of the same risks associated with direct cyber security breaches. Moreover, cyber security breaches involving trading counterparties or issuers in which a Fund invests could adversely impact such counterparties or issuers and cause the Fund’s investment to lose value.

Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

Like with operational risk in general, the Funds have established business continuity plans and risk management systems designed to

ANNUAL REPORT	JULY 31, 2017	7

Important Information About the Funds (Cont.)

reduce the risks associated with cyber security. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the Funds do not directly control the cyber security systems of issuers in which a Fund may invest, trading counterparties or third party service providers to the Funds. There is also a risk that cyber security breaches may not be detected. The Funds and their shareholders could be negatively impacted as a result.

The Funds may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Funds’ performance and/or ability to achieve their investment objectives. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Funds could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Funds to enforce any rights they may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

The common shares of the Funds trade on the New York Stock Exchange. As with any stock, the price of a Fund’s common shares will fluctuate with market conditions and other factors. If you sell your common shares of a Fund, the price received may be more or less than your original investment. Shares of closed-end management investment companies frequently trade at a discount from their net asset value.

The common shares of a Fund may trade at a price that is less than the initial offering price and/or the net asset value of such shares. Further, if a Fund’s shares trade at a price that is more than the initial offering price and/or the net asset value of such shares, including at a substantial premium and/or for an extended period of time, there is no assurance that any such premium will be sustained for any period of time and will not decrease, or that the shares will not trade at a discount to net asset value thereafter.

The Funds may be subject to various risks, including, but not limited to, the following: asset allocation risk, credit risk, stressed securities risk, distressed and defaulted securities risk, corporate bond risk, market risk, issuer risk, liquidity risk, equity securities and related market risk, mortgage-related and other asset-backed securities risk, extension risk, prepayment risk, privately issued mortgage-related securities risk, mortgage market/ subprime risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, redenomination risk, non-diversification risk, management risk, municipal bond risk, inflation-indexed security risk, senior debt risk, loans, participations and assignments risk, reinvestment risk, real estate risk, U.S. Government securities risk, foreign (non-U.S.) government securities risk, valuation risk, segregation and cover risk, focused investment risk, credit default swaps risk, event-linked securities risk, counterparty risk, preferred securities risk, confidential information access risk, other investment companies risk, private placements risk, inflation/deflation risk, regulatory risk, tax risk, recent economic conditions risk, market disruptions and geopolitical risk, potential conflicts of interest involving allocation of investment opportunities, repurchase agreements risk, securities lending risk, zero-coupon bond and payment-in-kind securities risk, portfolio turnover risk, smaller company risk, short sale risk and convertible securities risk. A description of certain of these risks is available in the Notes to Financial Statements of this Report.

On each Fund Summary page in this Shareholder Report, the Average Annual Total Return table measures performance assuming that all dividend and capital gain distributions were reinvested. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total return for a period of more than one year represents the average annual total return. Performance at market price will differ from results at NAV. Although market price returns tend to reflect investment

8	PIMCO CLOSED-END FUNDS

results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about a Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends. Performance shown is net of fees and expenses.

The following table discloses the commencement of operations and diversification status of each Fund:

Fund Name	Commencement of Operations	Diversification Status
PIMCO Corporate & Income Opportunity Fund	12/27/02	Diversified
PIMCO Corporate & Income Strategy Fund	12/21/01	Diversified
PIMCO High Income Fund	04/30/03	Diversified
PIMCO Income Strategy Fund	08/29/03	Diversified
PIMCO Income Strategy Fund II	10/29/04	Diversified

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

The Trustees are responsible generally for overseeing the management of the Funds. The Trustees authorize the Funds to enter into service agreements with the Investment Manager and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s original or any subsequent prospectus or Statement of Additional Information (SAI), any press release or shareholder report, any contracts filed as exhibits to a Fund’s registration statement, nor any other communications, disclosure documents or regulatory filings from or on behalf of a Fund creates a contract between or among any shareholders of a Fund, on the one hand, and the Fund, a service provider to the Fund, and/or the Trustees or officers of the Fund, on the other hand.

The Trustees (or the Funds and their officers, service providers or other delegates acting under authority of the Trustees) may amend its most recent or use a new prospectus or SAI with respect to a Fund, adopt and disclose new or amended policies and other changes in press releases and shareholder reports and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement was specifically disclosed in a Fund’s prospectus, SAI or shareholder report and is otherwise still in effect.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Funds at (844) 33-PIMCO (844-337-4626), on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Each Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. A copy of each Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Funds at (844) 33-PIMCO (844-337-4626) and on the Funds’ website at www.pimco.com.

Updated portfolio holdings information about a Fund will be available at www.pimco.com approximately 15 calendar days after such Fund’s most recent fiscal quarter end, and will remain accessible until such Fund files a Form N-Q or a shareholder report for the period which includes the date of the information. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ANNUAL REPORT	JULY 31, 2017	9

PIMCO Corporate & Income Opportunity Fund

Symbol on NYSE - PTY

Allocation Breakdown as of 07/31/2017†§

Corporate Bonds & Notes	45.7%
Non-Agency Mortgage-Backed Securities	15.7%
Asset-Backed Securities	14.7%
Short-Term Instruments	6.2%
Loan Participations and Assignments	5.8%
Municipal Bonds & Notes	3.7%
U.S. Government Agencies	3.3%
Sovereign Issues	2.1%
Preferred Securities	2.0%
Other	0.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information (as of July 31, 2017)(1)

Market Price	$16.92
NAV	$14.87
Premium/(Discount) to NAV	13.79%
Market Price Distribution Yield(2)	9.22%
NAV Distribution Yield(2)	10.49%
Total Effective Leverage(3)	43%

Average Annual Total Return(1) for the period ended July 31, 2017
	1 Year	5 Year	10 Year	Commencement of Operations (12/27/02)
Market Price	29.18%	11.61%	15.70%	14.37%
NAV	26.91%	14.54%	16.07%	14.64%

All Fund returns are net of fees and expenses.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com or call (844) 33-PIMCO (844-337-4626).

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or market price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Corporate & Income Opportunity Fund’s investment objective is to seek maximum total return through a combination of current income and capital appreciation.

Fund Insights at NAV

The following affected performance during the reporting period:

»	Exposure to high yield corporate bonds contributed to performance, as the sector generated positive total returns.

»	Exposure to non-agency residential mortgage-backed securities (RMBS) contributed to performance, as the sector generated positive total returns.

»	Exposure to investment grade corporate bonds contributed to performance, as the sector generated positive total returns.

»	Exposure to Brazilian external debt contributed to performance, as the sector generated positive total returns.

»	Exposure to taxable municipal bonds contributed to performance, as the sector generated positive total returns.

»	Exposure to structured products contributed to performance, as the sector generated positive total returns.

»	Exposure to U.S. interest rates detracted from performance, as U.S. interest rates rose.

»	Exposure to GBP interest rates detracted from performance, as GBP interest rates rose.

10	PIMCO CLOSED-END FUNDS

PIMCO Corporate & Income Strategy Fund

Symbol on NYSE - PCN

Allocation Breakdown as of 07/31/2017†§

Corporate Bonds & Notes	43.0%
Non-Agency Mortgage-Backed Securities	20.7%
Asset-Backed Securities	16.3%
U.S. Government Agencies	4.7%
Loan Participations and Assignments	3.9%
Municipal Bonds & Notes	3.8%
Preferred Securities	3.0%
Sovereign Issues	2.1%
Short-Term Instruments	1.7%
Other	0.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information (as of July 31, 2017)(1)

Market Price	$17.92
NAV	$15.32
Premium/(Discount) to NAV	16.97%
Market Price Distribution Yield(2)	7.53%
NAV Distribution Yield(2)	8.81%
Total Effective Leverage(3)	20%

Average Annual Total Return(1) for the period ended July 31, 2017
	1 Year	5 Year	10 Year	Commencement of Operations (12/21/01)
Market Price	30.63%	12.22%	15.13%	12.76%
NAV	21.13%	12.80%	14.46%	12.47%

All Fund returns are net of fees and expenses.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com or call (844) 33-PIMCO (844-337-4626).

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or market price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Corporate & Income Strategy Fund’s primary investment objective is to seek high current income, with a secondary objective of capital preservation and appreciation.

Fund Insights at NAV

The following affected performance during the reporting period:

»	Exposure to non-agency residential mortgage-backed securities (RMBS) contributed to performance, as the sector generated positive total returns.

»	Exposure to high yield industrials contributed to performance, as the high yield industrials sector generated positive total returns.

»	Exposure to high yield financials contributed to performance, as the high yield financials sector generated positive total returns.

»	Exposure to emerging markets contributed to performance, as the sector generated positive total returns.

»	Exposure to investment grade financials contributed to performance, as the investment grade financials sector generated positive total returns.

»	Exposure to U.S. interest rates detracted from performance, as U.S. interest rates rose.

ANNUAL REPORT	JULY 31, 2017	11

PIMCO High Income Fund

Symbol on NYSE - PHK

Allocation Breakdown as of 07/31/2017†§

Corporate Bonds & Notes	49.6%
Non-Agency Mortgage-Backed Securities	14.8%
Asset-Backed Securities	12.7%
Short-Term Instruments	6.3%
Municipal Bonds & Notes	5.6%
Preferred Securities	3.1%
U.S. Government Agencies	2.6%
Loan Participations and Assignments	2.3%
Sovereign Issues	1.9%
Other	1.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information (as of July 31, 2017)(1)

Market Price	$8.71
NAV	$6.90
Premium/(Discount) to NAV	26.23%
Market Price Distribution Yield(2)	11.12%
NAV Distribution Yield(2)	14.03%
Total Effective Leverage(3)	24%

Average Annual Total Return(1) for the period ended July 31, 2017
	1 Year	5 Year	10 Year	Commencement of Operations (04/30/03)
Market Price	(1.45)%	3.99%	10.34%	10.09%
NAV	22.87%	16.03%	12.99%	12.12%

All Fund returns are net of fees and expenses.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com or call (844) 33-PIMCO (844-337-4626).

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or market price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO High Income Fund’s primary investment objective is to seek high current income, with capital appreciation as a secondary objective.

Fund Insights at NAV

The following affected performance during the reporting period:

»	Exposure to high yield industrials contributed to performance, as the high yield industrials sector generated positive total returns.

»	Exposure to non-agency mortgage-backed securities (MBS) contributed to performance, as the sector generated positive total returns.

»	Exposure to high yield financials contributed to performance, as the high yield financials sector generated positive total returns.

»	Exposure to Brazilian external debt contributed to performance, as the sector generated positive total returns.

»	Exposure to structured products contributed to performance, as the sector generated positive total returns.

»	Exposure to taxable municipal bonds contributed to performance, as the sector generated positive total returns.

»	Exposure to U.S. interest rates detracted from performance, as U.S. interest rates rose.

12	PIMCO CLOSED-END FUNDS

PIMCO Income Strategy Fund

Symbol on NYSE - PFL

Allocation Breakdown as of 07/31/2017†§

Corporate Bonds & Notes	45.9%
Asset-Backed Securities	19.6%
Non-Agency Mortgage-Backed Securities	11.9%
Short-Term Instruments	5.7%
Municipal Bonds & Notes	4.3%
Loan Participations and Assignments	4.1%
Sovereign Issues	2.7%
Preferred Securities	2.5%
U.S. Government Agencies	2.5%
Other	0.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information (as of July 31, 2017)(1)

Market Price	$12.17
NAV	$11.60
Premium/(Discount) to NAV	4.91%
Market Price Distribution Yield(2)	8.87%
NAV Distribution Yield(2)	9.31%
Total Effective Leverage(3)	27%

Average Annual Total Return(1) for the period ended July 31, 2017
	1 Year	5 Year	10 Year	Commencement of Operations (08/29/03)
Market Price	28.11%	10.24%	8.06%	7.15%
NAV	21.55%	11.28%	8.08%	7.20%

All Fund returns are net of fees and expenses.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com or call (844) 33-PIMCO (844-337-4626).

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or market price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, in accordance with its policies and good accounting practices the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Income Strategy Fund’s investment objective is to seek high current income, consistent with the preservation of capital.

Fund Insights at NAV

The following affected performance during the reporting period:

»	Exposure to high yield corporate bonds contributed to performance, as the sector generated positive total returns.

»	Exposure to non-agency residential mortgage-backed securities (RMBS) contributed to performance, as the sector generated positive total returns.

»	Exposure to investment grade corporate bonds contributed to performance, as the sector generated positive total returns.

»	Exposure to Brazilian external debt contributed to performance, as the sector generated positive total returns.

»	Exposure to taxable municipal bonds contributed to performance, as the sector generated positive excess returns.

»	Exposure to U.S. interest rates detracted from performance, as U.S. interest rates rose.

»	Exposure to GBP interest rates detracted from performance, as GBP interest rates rose.

ANNUAL REPORT	JULY 31, 2017	13

PIMCO Income Strategy Fund II

Symbol on NYSE - PFN

Allocation Breakdown as of 07/31/2017†§

Corporate Bonds & Notes	43.8%
Non-Agency Mortgage-Backed Securities	18.7%
Asset-Backed Securities	17.1%
Municipal Bonds & Notes	6.0%
Preferred Securities	3.5%
Loan Participations and Assignments	3.3%
Short-Term Instruments	2.3%
Sovereign Issues	2.2%
U.S. Government Agencies	2.1%
Other	1.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information (as of July 31, 2017)(1)

Market Price	$10.76
NAV	$10.33
Premium/(Discount) to NAV	4.16%
Market Price Distribution Yield(2)	8.92%
NAV Distribution Yield(2)	9.29%
Total Effective Leverage(3)	25%

Average Annual Total Return(1) for the period ended July 31, 2017
	1 Year	5 Year	10 Year	Commencement of Operations (10/29/04)
Market Price	26.32%	11.13%	6.91%	6.15%
NAV	20.91%	11.64%	6.79%	6.18%

All Fund returns are net of fees and expenses.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com or call (844) 33-PIMCO (844-337-4626).

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or market price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Income Strategy Fund II’s investment objective is to seek high current income, consistent with the preservation of capital.

Fund Insights at NAV

The following affected performance during the reporting period:

»	Exposure to high yield corporate bonds contributed to performance, as the sector generated positive total returns.

»	Exposure to non-agency residential mortgage-backed securities (RMBS) contributed to performance, as the sector generated positive total returns.

»	Exposure to investment grade corporate bonds contributed to performance, as the sector generated positive total returns.

»	Exposure to Brazilian external debt contributed to performance, as the sector generated positive total returns.

»	Exposure to taxable municipal bonds contributed to performance, as the sector generated positive excess returns.

»	Exposure to U.S. interest rates detracted from performance, as U.S. interest rates rose.

»	Exposure to GBP interest rates detracted from performance, as GBP interest rates rose.

14	PIMCO CLOSED-END FUNDS

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ANNUAL REPORT	JULY 31, 2017	15

Financial Highlights

		Investment Operations			Less Distributions to Preferred Shareholders(b)					Less Distributions to Common Shareholders(b)

	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)		From Net Investment Income	From Net Realized Capital Gains		Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations		From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Corporate & Income Opportunity Fund
07/31/2017	$13.27	$1.21	$2.06		$(0.04)	$0.00		$3.23		$(1.59)	$0.00	$(0.14)	$(1.73)
07/31/2016	14.23	1.30	(0.65)		(0.02)	0.00		0.63		(1.59)	0.00	0.00	(1.59)
12/01/2014 - 07/31/2015(g)	15.41	0.68	(0.33)		(0.00)^	0.00		0.35		(1.69)	0.00	0.00	(1.69	)(j)
11/30/2014	16.62	1.14	1.06		(0.00)^	(0.01)		2.19		(1.56)	(1.84)	0.00	(3.40)
11/30/2013	17.58	1.43	0.19		(0.00)^	(0.00	)^	1.62		(1.82)	(0.76)	0.00	(2.58)
11/30/2012	14.22	1.68	3.87		(0.01)	0.00		5.54		(2.18)	0.00	0.00	(2.18)

PIMCO Corporate & Income Strategy Fund
07/31/2017	$14.28	$1.12	$1.70		$(0.01)	$0.00		$2.81		$(1.75)	$0.00	$(0.02)	$(1.77)
07/31/2016	14.75	1.24	(0.84	)(k)	(0.01)	0.00		0.39	(l)	(1.37)	0.00	0.00	(1.37)
11/01/2014 - 07/31/2015(h)	15.60	0.73	(0.21)		(0.00)^	0.00		0.52		(1.37)	0.00	0.00	(1.37	)(j)
10/31/2014	16.04	0.99	0.87		(0.00)^	(0.00	)^	1.86		(1.35)	(0.95)	0.00	(2.30)
10/31/2013	15.90	1.28	0.44		(0.01)	0.00		1.71		(1.57)	0.00	0.00	(1.57)
10/31/2012	13.67	1.57	2.47		(0.01)	0.00		4.03		(1.80)	0.00	0.00	(1.80)

PIMCO High Income Fund
07/31/2017	$6.63	$0.67	$0.71		$(0.01)	$0.00		$1.37		$(0.91)	$0.00	$(0.19)	$(1.10)
07/31/2016	7.37	0.74	(0.48	)(k)	(0.00)^	0.00		0.26	(l)	(1.18)	0.00	(0.08)	(1.26)
04/01/2015 - 07/31/2015(i)	7.59	0.21	0.06		(0.00)^	0.00		0.27		(0.33)	0.00	(0.16)	(0.49	)(j)
03/31/2015	8.23	0.94	(0.12)		(0.00)^	0.00		0.82		(1.46)	0.00	0.00	(1.46)
03/31/2014	8.65	0.84	0.20		(0.00)^	0.00		1.04		(1.35)	0.00	(0.11)	(1.46)
03/31/2013	7.87	0.81	1.43		(0.00)^	0.00		2.24		(1.42)	0.00	(0.04)	(1.46)

PIMCO Income Strategy Fund
07/31/2017	$10.53	$0.88	$1.31		$(0.04)	$0.00		$2.15		$(1.08)	$0.00	$0.00	$(1.08)
07/31/2016	11.46	0.88	(0.70)		(0.03)	0.00		0.15		(1.08)	0.00	0.00	(1.08)
07/31/2015	12.15	0.79	(0.34)		(0.03)	0.00		0.42		(1.22)	0.00	0.00	(1.22)
07/31/2014	11.70	0.79	0.78		(0.04)	0.00		1.53		(1.08)	0.00	0.00	(1.08)
07/31/2013	11.35	0.92	0.87		(0.04)	0.00		1.75		(1.40)	0.00	0.00	(1.40)

PIMCO Income Strategy Fund II
07/31/2017	$9.42	$0.80	$1.10		$(0.03)	$0.00		$1.87		$(0.96)	$0.00	$0.00	$(0.96)
07/31/2016	10.27	0.87	(0.67)		(0.02)	0.00		0.18		(1.03)	0.00	0.00	(1.03)
07/31/2015	10.88	0.70	(0.29)		(0.03)	0.00		0.38		(1.11)	0.00	0.00	(1.11)
07/31/2014	10.29	0.72	0.87		(0.04)	0.00		1.55		(0.96)	0.00	0.00	(0.96)
07/31/2013	10.23	0.88	0.68		(0.04)	0.00		1.52		(1.46)	0.00	0.00	(1.46)

*	Annualized
^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of common shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

(c)	See Note 14, Auction-Rate Preferred Shares, in the Notes to Financial Statements.
(d)

Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year or period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Funds’ dividend reinvestment plan. Total investment return does not reflect brokerage commissions in connection with the purchase or sale of Fund shares.

(e)

Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders. The expense ratio and net investment income do not reflect the effects of dividend payments to preferred shareholders.

(f)

Interest expense primarily relates to participation in borrowing and financing transactions. See Note 5, Borrowings and Other Financing Transactions, in the Notes to Financial Statements for more information.

(g)	Fiscal year end changed from November 30th to July 31st.
(h)	Fiscal year end changed from October 31st to July 31st.
(i)	Fiscal year end changed from March 31st to July 31st.
(j)

Total distributions for the period ended July 31, 2015 may be lower than prior fiscal years due to fiscal year end changes resulting in a reduction of the amount of days in the period ended July 31, 2015.

(k)

The amount previously reported in the Funds’ Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Funds’ 2016 Annual Report, PIMCO Corporate & Income Strategy Fund and PIMCO High Income Fund reported amounts of (0.33) and (0.22), respectively.

(l)

The amount previously reported in the Funds’ Annual Report has been revised due to a misstatement. The misstatement was not considered material to the prior period Annual Report. In the Funds’ 2016 Annual Report, PIMCO Corporate & Income Strategy Fund and PIMCO High Income Fund reported amounts of 0.90 and 0.52, respectively.

16	PIMCO CLOSED-END FUNDS	See Accompanying Notes

						Common Share			Ratios/Supplemental Data
										Ratios to Average Net Assets
Increase Resulting from at-the-market offering		Offering Cost Charged to Paid in Capital			Increase Resulting from Tender and Repurchase of Auction-Rate Preferred Shares(c)	Net Asset Value End of Year or Period	Market Price End of Year or Period	Total Investment Return(d)	Net Assets Applicable to Common Shareholders (000s)	Expenses(e)(f)	Expenses Excluding Waivers(e)(f)	Expenses Excluding Interest Expense(e)	Expenses Excluding Interest Expense and Waivers(e)	Net Investment Income (Loss)	Preferred Shares Asset Coverage Per Share	Portfolio Turnover Rate

	$0.10		$0.00	^	$0.00	$14.87	$16.92	29.18%	$1,140,768	1.08%	1.08%	0.83%	0.83%	8.68%	$144,819	39%
	N/A		N/A		0.00	13.27	14.75	16.09	946,843	0.89	0.89	0.85	0.85	9.93	124,468	45
	N/A		N/A		0.16	14.23	14.31	(13.61)	1,006,484	0.91 *	0.91 *	0.90 *	0.90 *	7.01 *	130,743	34
	N/A		N/A		0.00	15.41	18.50	26.04	1,082,000	0.91	0.91	0.91	0.91	7.36	108,229	44
	N/A		N/A		0.00	16.62	17.75	(0.15)	1,149,779	0.91	0.91	0.91	0.91	8.49	113,443	118
	N/A		N/A		0.00	17.58	20.37	36.86	1,205,090	1.05	1.05	0.93	0.93	10.63	117,697	29

$	N/A	$	N/A		$0.00	$15.32	$17.92	30.63%	$599,266	1.17%	1.17%	0.93%	0.93%	7.65%	$294,755	38%
	N/A		N/A		0.51	14.28	15.43	24.21	553,569	1.10	1.10	1.02	1.02	8.91	274,223	43
	N/A		N/A		0.00	14.75	13.71	(7.12)	570,122	1.07 *	1.07 *	1.07 *	1.07 *	6.51 *	109,336	40
	N/A		N/A		0.00	15.60	16.18	8.84	599,980	1.09	1.09	1.09	1.09	6.32	113,753	48
	N/A		N/A		0.00	16.04	17.15	3.48	612,225	1.10	1.10	1.09	1.09	7.91	115,565	108
	N/A		N/A		0.00	15.90	18.17	33.21	603,483	1.32	1.32	1.14	1.14	11.03	114,270	28

$	N/A	$	N/A		$0.00	$6.90	$8.71	(1.45)%	$884,912	1.25%	1.25%	0.90%	0.90%	10.08%	$241,894	32%
	N/A		N/A		0.26	6.63	10.03	19.92	841,102	1.08	1.08	0.95	0.95	11.20	231,185	42
	N/A		N/A		0.00	7.37	9.71	(18.40)	925,598	1.05 *	1.05 *	1.03 *	1.03 *	8.14 *	104,245	8
	N/A		N/A		0.00	7.59	12.48	12.30	949,880	1.18	1.18	1.02	1.02	11.53	106,324	58
	N/A		N/A		0.00	8.23	12.56	15.51	1,021,120	1.14	1.14	1.03	1.03	10.14	112,424	159
	N/A		N/A		0.00	8.65	12.35	8.53	1,063,863	1.06	1.06	1.05	1.05	10.00	116,082	70

$	N/A	$	N/A		$0.00	$11.60	$12.17	28.11%	$294,525	1.35%	1.35%	1.17%	1.17%	8.01%	$168,552	40%
	N/A		N/A		0.00	10.53	10.48	12.41	266,347	1.17	1.17	1.13	1.13	8.49	154,837	38
	N/A		N/A		0.11	11.46	10.39	(2.62)	289,909	1.30	1.30	1.25	1.25	6.67	166,328	67
	N/A		N/A		0.00	12.15	11.87	9.95	306,475	1.19	1.19	1.18	1.18	6.71	122,004	113
	N/A		N/A		0.00	11.70	11.83	5.69	294,017	1.24	1.24	1.21	1.21	7.59	118,058	63

$	N/A	$	N/A		$0.00	$10.33	$10.76	26.32%	$612,310	1.26%	1.26%	1.09%	1.09%	8.15%	$190,527	26%
	N/A		N/A		0.00	9.42	9.39	11.92	556,840	1.14	1.14	1.07	1.07	9.25	175,544	38
	N/A		N/A		0.12	10.27	9.41	(0.12)	606,974	1.16	1.16	1.13	1.13	6.58	189,105	63
	N/A		N/A		0.00	10.88	10.50	12.39	642,119	1.14	1.14	1.14	1.14	6.79	124,695	119
	N/A		N/A		0.00	10.29	10.24	6.80	605,843	1.16	1.16	1.14	1.14	8.20	119,060	71

ANNUAL REPORT	JULY 31, 2017	17

Statements of Assets and Liabilities

July 31, 2017

(Amounts in thousands†, except per share amounts)	PIMCO Corporate & Income Opportunity Fund	PIMCO Corporate & Income Strategy Fund	PIMCO High Income Fund	PIMCO Income Strategy Fund	PIMCO Income Strategy Fund II

Assets:
Investments, at value
Investments in securities*	$1,577,462	$723,346	$1,112,387	$377,500	$738,518
Financial Derivative Instruments
Exchange-traded or centrally cleared	680	244	704	151	313
Over the counter	3,322	546	4,879	348	704
Cash	411	0	0	8	10
Deposits with counterparty	30,510	12,941	25,620	7,195	16,989
Foreign currency, at value	1,589	824	1,847	633	1,282
Receivable for investments sold	8,773	14,742	22,907	13,614	30,643
Receivable for Fund shares sold	3,871	0	0	0	0
Interest and/or dividends receivable	14,016	6,130	11,644	3,064	6,108
Other assets	184	2	7	1	3
Total Assets	1,640,818	758,775	1,179,995	402,514	794,570

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$177,915	$75,578	$149,703	$39,285	$69,662
Financial Derivative Instruments
Exchange-traded or centrally cleared	359	237	912	137	328
Over the counter	34,474	3,290	7,047	2,369	4,813
Payable for investments purchased	36,554	19,780	18,485	12,299	9,569
Deposits from counterparty	1,802	210	5,855	0	108
Distributions payable to common shareholders	9,839	4,401	10,344	2,285	4,743
Distributions payable to preferred shareholders	69	13	23	17	29
Overdraft due to custodian	0	1	20	0	0
Accrued management fees	699	418	592	264	501
Other liabilities	389	56	127	58	57
Total Liabilities	262,100	103,984	193,108	56,714	89,810

Preferred Shares ($0.00001 par value and $25,000 liquidation preference per share)	237,950	55,525	101,975	51,275	92,450

Net Assets Applicable to Common Shareholders	$1,140,768	$599,266	$884,912	$294,525	$612,310

Net Assets Applicable to Common Shareholders Consist of:
Common Shares:
Par value ($0.00001 per share)	$1	$0	$1	$0	$1
Paid in capital in excess of par	1,108,962	575,465	993,095	398,544	885,057
Undistributed (overdistributed) net investment income	(11,726)	(5,855)	(13,517)	(1,141)	3,791
Accumulated undistributed net realized gain (loss)	(136,242)	(75,897)	(141,417)	(140,016)	(356,681)
Net unrealized appreciation (depreciation)	179,773	105,553	46,750	37,138	80,142

Net Assets Applicable to Common Shareholders	$1,140,768	$599,266	$884,912	$294,525	$612,310

Net Asset Value Per Common Share:	$14.87	$15.32	$6.90	$11.60	$10.33

Common Shares Outstanding	76,693	39,121	128,181	25,383	59,294

Preferred Shares Issued and Outstanding	10	2	4	2	4

Cost of investments in securities	$1,485,868	$684,686	$1,065,802	$359,202	$705,518
Cost of foreign currency held	$1,569	$819	$1,835	$626	$1,262
Cost or premiums of financial derivative instruments, net	$(50,743)	$(1,182)	$(1,252)	$(801)	$(1,679)

* Includes repurchase agreements of:	$65,010	$9,443	$63,379	$18,865	$13,099

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Statements of Operations

Year Ended July 31, 2017
(Amounts in thousands†)	PIMCO Corporate & Income Opportunity Fund	PIMCO Corporate & Income Strategy Fund	PIMCO High Income Fund	PIMCO Income Strategy Fund	PIMCO Income Strategy Fund II

Investment Income:
Interest, net of foreign taxes*	$97,999	$49,523	$95,798	$25,717	$53,554
Dividends	1,004	924	464	348	1,256
Total Income	99,003	50,447	96,262	26,065	54,810

Expenses:
Management fees	8,120	5,074	7,230	3,117	6,126
Trustee fees and related expenses	141	67	101	37	76
Interest expense	2,566	1,391	2,935	501	991
Auction agent fees and commissions	209	127	194	44	98
Auction rate preferred shares related expenses	48	83	64	52	55
Miscellaneous expense	15	15	73	0	3
Total Expenses	11,099	6,757	10,597	3,751	7,349

Net Investment Income (Loss)	87,904	43,690	85,665	22,314	47,461

Net Realized Gain (Loss):
Investments in securities	(5,486)	1,100	15,945	1,066	(644)
Exchange-traded or centrally cleared financial derivative instruments	88,401	10,101	35,316	21,611	51,141
Over the counter financial derivative instruments	10,177	3,897	15,916	1,548	2,309
Foreign currency	(154)	(88)	(60)	(63)	68

Net Realized Gain (Loss)	92,938	15,010	67,117	24,162	52,874

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	103,708	60,190	76,924	28,631	55,806
Exchange-traded or centrally cleared financial derivative instruments	(65,551)	(7,620)	(56,023)	(18,666)	(42,596)
Over the counter financial derivative instruments	18,521	(1,300)	206	(881)	(1,454)
Foreign currency assets and liabilities	(184)	82	128	59	79

Net Change in Unrealized Appreciation (Depreciation)	56,494	51,352	21,235	9,143	11,835

Net Increase (Decrease) in Net Assets Resulting from Operations	$237,336	$110,052	$174,017	$55,619	$112,170

Distributions on Preferred Shares from Net Investment Income	$(3,233)	$(567)	$(1,109)	$(1,018)	$(1,835)

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	$234,103	$109,485	$172,908	$54,601	$110,335

* Foreign tax withholdings	$0	$2	$7	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	JULY 31, 2017	19

Statements of Changes in Net Assets

	PIMCO Corporate & Income Opportunity Fund		PIMCO Corporate & Income Strategy Fund

(Amounts in thousands†)	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2017	Year Ended July 31, 2016

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$87,904	$92,254	$43,690	$47,966
Net realized gain (loss)	92,938	(89,368)	15,010	(44,520)
Net change in unrealized appreciation (depreciation)	56,494	43,914	51,352	11,894
Net increase in net assets resulting from operations	237,336	46,800	110,052	15,340
Distributions on preferred shares from net investment income(a)	(3,233)	(1,253)	(567)	(275)

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	234,103	45,547	109,485	15,065

Distributions to Common Shareholders:
From net investment income	(114,836)	(112,955)	(68,101)	(53,009)
Tax basis return of capital	(10,356)	0	(834)	0

Total Distributions to Common Shareholders(a)	(125,192)	(112,955)	(68,935)	(53,009)

Preferred Share Transactions:
Net increase (decrease) resulting from tender and repurchase of Auction-Rate Preferred Shares***	0	0	0	19,858

Common Share Transactions**:
Net proceeds from at-the-market offering	74,138	0	0	0
Net at-the-market offering costs	103	0	0	0
Issued as reinvestment of distributions	10,773	7,767	5,147	1,533
Total increase (decrease) in net assets applicable to common shareholders	85,014	7,767	5,147	1,533

Total Increase (Decrease) in Net Assets	193,925	(59,641)	45,697	(16,553)

Net Assets Applicable to Common Shareholders:
Beginning of year	946,843	1,006,484	553,569	570,122
End of year*	$1,140,768	$946,843	$599,266	$553,569

* Including undistributed (overdistributed) net investment income of:	$(11,726)	$11,608	$(5,855)	$8,897

** Common Share Transactions:
Shares sold	4,606	0	0	0
Shares issued as reinvestment of distributions	748	583	346	110

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)

The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2, Distributions - Common Shares, in the Notes to Financial Statements for more information.

***	See Note 14, Auction - Rate Preferred Shares, in the Notes to Financial Statements.

20	PIMCO CLOSED-END FUNDS	See Accompanying Notes

PIMCO High Income Fund		PIMCO Income Strategy Fund		PIMCO Income Strategy Fund II

Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2017	Year Ended July 31, 2016

$85,665	$93,715	$22,314	$22,312	$47,461	$51,163
67,117	42,044	24,162	(27,474)	52,874	(66,963)
21,235	(103,962)	9,143	9,720	11,835	27,977
174,017	31,797	55,619	4,558	112,170	12,177
(1,109)	(528)	(1,018)	(797)	(1,835)	(1,437)

172,908	31,269	54,601	3,761	110,335	10,740

(116,768)	(149,487)	(27,356)	(27,324)	(56,792)	(60,876)
(24,148)	(9,562)	0	0	0	0

(140,916)	(159,049)	(27,356)	(27,324)	(56,792)	(60,876)

0	32,304	0	0	0	0

0	0	0	0	0	0
0	0	0	0	0	0
11,818	10,980	933	1	1,927	2
11,818	10,980	933	1	1,927	2

43,810	(84,496)	28,178	(23,562)	55,470	(50,134)

841,102	925,598	266,347	289,909	556,840	606,974
$884,912	$841,102	$294,525	$266,347	$612,310	$556,840

$(13,517)	$(16,843)	$(1,141)	$1,149	$3,791	$6,597

0	0	0	0	0	0
1,346	1,307	83	0	191	0

ANNUAL REPORT	JULY 31, 2017	21

Statements of Cash Flows

Year Ended July 31, 2017
(Amounts in thousands†)	PIMCO Corporate & Income Opportunity Fund	PIMCO Corporate & Income Strategy Fund	PIMCO High Income Fund

Cash Flows Provided by (Used for) Operating Activities:

Net Increase in Net Assets Resulting from Operations	$237,336	$110,052	$174,017

Adjustments to Reconcile Net Increase in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:
Purchases of long-term securities	(831,282)	(304,687)	(345,395)
Proceeds from sales of long-term securities	602,943	329,531	462,455
(Purchases) Proceeds from sales of short-term portfolio investments, net	29,637	5,885	(44,516)
(Increase) Decrease in deposits with counterparty	(19,236)	(4,302)	(4,150)
(Increase) decrease in receivable for investments sold	(8,519)	3,374	(22,786)
(Increase) decrease in interest and/or dividends receivable	(2,381)	2	1,228
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	21,503	2,465	(21,774)
Proceeds from (Payments on) over the counter financial derivative instruments	5,343	3,913	14,148
(Increase) decrease in other assets	(178)	1	33
Increase (decrease) in payable for investments purchased	17,239	7,758	10,857
Increase (decrease) in deposits from counterparty	1,342	(1,610)	2,430
(Decrease) Increase in accrued management fees	52	5	(8)
Proceeds from (Payments on) foreign currency transactions	(144)	(6)	68
Increase (Decrease) in other liabilities	214	(114)	(76)
Net Realized (Gain) Loss
Investments in securities	5,486	(1,100)	(15,945)
Exchange-traded or centrally cleared financial derivative instruments	(88,401)	(10,101)	(35,316)
Over the counter financial derivative instruments	(10,177)	(3,897)	(15,916)
Foreign currency	154	88	60
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(103,708)	(60,190)	(76,924)
Exchange-traded or centrally cleared financial derivative instruments	65,551	7,620	56,023
Over the counter financial derivative instruments	(18,521)	1,300	(206)
Foreign currency assets and liabilities	184	(82)	(128)
Net amortization (accretion) on investments	(9,291)	(5,019)	(7,437)

Net Cash Provided by (Used for) Operating Activities	(104,854)	80,886	130,742

Cash Flows Received from (Used for) Financing Activities:
Net proceeds from at-the-market offering	70,267	0	0
Net at-the-market offering costs	103	0	0
Increase (Decrease) in overdraft due to custodian	0	1	(3)
Cash distributions paid to common shareholders*	(113,854)	(63,749)	(131,876)
Cash distributions paid to preferred shareholders	(3,190)	(559)	(1,095)
Proceeds from reverse repurchase agreements	1,057,727	544,738	1,089,855
Payments on reverse repurchase agreements	(904,812)	(560,561)	(1,086,032)

Net Cash Received from (Used for) Financing Activities	106,241	(80,130)	(129,151)

Net Increase (Decrease) in Cash and Foreign Currency	1,387	756	1,591

Cash and Foreign Currency:
Beginning of year	613	68	256
End of year	$2,000	$824	$1,847

* Reinvestment of distributions to common shareholders	$10,876	$5,147	$11,818

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the year	$2,145	$1,280	$2,804

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Fund had a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Fund’s investments were not classified as Level 1 or 2 in the fair value hierarchy.

22	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Corporate & Income Opportunity Fund

July 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 138.3%

LOAN PARTICIPATIONS AND ASSIGNMENTS 8.0%
Almonde, Inc.
8.459% due 06/13/2025		$2,300	$2,363
Altice Financing S.A.
4.054% due 07/15/2025		658	659
Avolon Holdings Ltd.
3.478% due 09/20/2020		180	181
3.978% due 03/20/2022		610	613
BMC Software Finance, Inc.
5.234% due 09/10/2022		12,985	13,082
Burger King Worldwide, Inc.
3.484% - 3.546% due 02/16/2024		1,045	1,045
BWAY Holding Co.
4.474% due 04/03/2024		1,070	1,075
CCC Information Services, Inc.
4.240% due 04/27/2024		100	100
CD&R Plumb Buyer LLC
TBD% due 06/25/2018		300	299
CenturyLink, Inc.
2.750% due 01/31/2025		1,000	988
CH Hold Corp.
3.000% - 4.233% due 02/01/2024		27	27
4.234% due 02/01/2024		272	274
Charter Communications Operating LLC
3.240% due 01/03/2021		368	371
CityCenter Holdings LLC
3.732% due 04/18/2024		100	101
Diamond BV
TBD% due 07/12/2024		100	100
TBD% due 07/25/2024	EUR	100	119
Diamond Resorts Corp.
7.234% due 08/11/2023		$5,186	5,235
Drillships Ocean Ventures, Inc.
7.750% due 07/25/2021		8,551	7,573
Endo Luxembourg Finance Co. SARL
5.500% due 04/29/2024		6,040	6,140
Forbes Energy Services LLC
5.000% - 7.000% due 04/13/2021		798	822
Fortress Investment Group LLC
1.375% due 06/14/2022		2,820	2,858
Gartner, Inc.
3.234% due 04/05/2024		31	31
HD Supply Waterworks Ltd.
TBD% due 08/01/2024		70	71
iHeartCommunications, Inc.
7.984% due 01/30/2019		19,645	16,036
Ineos Finance PLC
3.250% due 04/01/2024	EUR	2,388	2,847
Klockner-Pentaplast of America, Inc.
4.750% due 06/30/2022		100	118
Lightstone Generation LLC
5.734% due 01/30/2024		$2,866	2,842
Parexel International Corp.
TBD% due 07/18/2018		300	298
Petroleo Global Trading BV
TBD% due 02/19/2020		400	392
Post Holdings, Inc.
3.490% due 05/24/2024		990	995
Prestige Brands, Inc.
3.984% due 01/26/2024		184	185
Sequa Mezzanine Holdings LLC
6.758% - 6.814% due 11/28/2021		870	879
10.314% due 04/28/2022		160	163
Solvay Acetow GmbH
5.750% due 05/31/2023	EUR	1,000	1,204
Sprint Communications, Inc.
3.750% due 02/02/2024		$2,793	2,805
Staples, Inc.
TBD% due 08/02/2018		1,110	1,102

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Team Health Holdings, Inc.
3.984% due 02/06/2024		$399	$399
Univision Communications, Inc.
3.984% due 03/15/2024		1,751	1,745
UPC Financing Partnership
3.976% due 04/15/2025		300	302
Valeant Pharmaceuticals International, Inc.
5.980% due 04/01/2022		569	580
Vistra Operations Co. LLC
4.476% - 4.488% due 12/14/2023		1,095	1,104
Westmoreland Coal Co.
7.796% due 12/16/2020		12,831	11,403
Xella International GmbH
TBD% due 02/02/2024	EUR	1,600	1,909
Ziggo Secured Finance BV
3.000% due 04/15/2025		150	179

Total Loan Participations and Assignments (Cost $91,862)			91,614

CORPORATE BONDS & NOTES 63.2%

BANKING & FINANCE 30.3%
AGFC Capital Trust
3.054% due 01/15/2067		$1,800	1,071
Ally Financial, Inc.
8.000% due 11/01/2031 (l)		18,825	23,460
Ardonagh Midco PLC
8.375% due 07/15/2023	GBP	2,300	3,061
AssuredPartners, Inc.
7.000% due 08/15/2025 (c)		$35	35
Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 (h)	EUR	14,000	17,753
8.875% due 04/14/2021 (h)		400	559
Banco do Brasil S.A.
6.250% due 04/15/2024 (h)(l)		$3,420	2,963
9.000% due 06/18/2024 (h)		7,698	8,004
Banco Espirito Santo S.A.
4.000% due 01/21/2019 ^	EUR	5,000	1,835
4.750% due 01/15/2018 ^		1,000	367
Banco Santander S.A.
6.250% due 09/11/2021 (h)		9,900	12,647
Bank of Ireland
7.375% due 06/18/2020 (h)		1,200	1,586
Barclays PLC
3.250% due 02/12/2027	GBP	200	276
6.500% due 09/15/2019 (h)	EUR	1,600	2,002
7.000% due 09/15/2019 (h)	GBP	630	871
7.250% due 03/15/2023 (h)		10,405	14,885
7.875% due 09/15/2022 (h)		3,565	5,213
8.000% due 12/15/2020 (h)	EUR	200	266
8.250% due 12/15/2018 (h)		$430	458
Blackstone CQP Holdco LP
6.500% due 03/20/2021		8,700	9,040
BNP Paribas S.A.
7.375% due 08/19/2025 (h)		5,650	6,441
Brighthouse Financial, Inc.
4.700% due 06/22/2047		184	183
Brighthouse Holdings LLC
6.500% due 07/27/2037 (h)		300	305
Cantor Fitzgerald LP
6.500% due 06/17/2022 (l)		10,000	11,207
CBL & Associates LP
5.950% due 12/15/2026 (l)		3,960	3,977
Co-operative Group Holdings Ltd.
7.500% due 07/08/2026	GBP	630	1,016
Cooperatieve Rabobank UA
6.625% due 06/29/2021 (h)	EUR	1,800	2,410
Credit Agricole S.A.
7.500% due 06/23/2026 (h)	GBP	4,733	7,214
7.875% due 01/23/2024 (h)		$11,400	12,889
Credit Suisse AG
6.500% due 08/08/2023		200	227

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Credit Suisse Group AG
7.500% due 12/11/2023 (h)		$2,336	$2,662
Deutsche Bank AG
4.250% due 10/14/2021 (l)		3,600	3,795
EPR Properties
4.750% due 12/15/2026 (l)		5,400	5,597
Flagstar Bancorp, Inc.
6.125% due 07/15/2021		6,000	6,419
GSPA Monetization Trust
6.422% due 10/09/2029		6,912	7,904
Howard Hughes Corp.
5.375% due 03/15/2025		134	139
HSBC Holdings PLC
6.000% due 09/29/2023 (h)	EUR	4,977	6,742
6.000% due 05/22/2027 (h)		$207	218
Intesa Sanpaolo SpA
7.750% due 01/11/2027 (h)	EUR	220	298
Intrum Justitia AB
2.750% due 07/15/2022		100	120
3.125% due 07/15/2024		100	120
Jefferies Finance LLC
6.875% due 04/15/2022		$1,900	1,919
7.250% due 08/15/2024 (c)		200	201
7.375% due 04/01/2020 (l)		5,625	5,808
7.500% due 04/15/2021		2,391	2,499
Jefferies LoanCore LLC
6.875% due 06/01/2020		11,610	11,973
Lloyds Bank PLC
12.000% due 12/16/2024 (h)		3,500	4,761
Lloyds Banking Group PLC
7.000% due 06/27/2019 (h)	GBP	2,080	2,918
7.625% due 06/27/2023 (h)		2,610	3,885
7.875% due 06/27/2029 (h)		5,815	9,197
MPT Operating Partnership LP
5.250% due 08/01/2026		$2,203	2,313
Nationwide Building Society
10.250% due 06/29/2049 (h)	GBP	21	4,440
Navient Corp.
4.875% due 06/17/2019		$395	409
5.500% due 01/15/2019 (l)		4,950	5,154
5.625% due 08/01/2033		222	190
5.875% due 03/25/2021		710	752
6.500% due 06/15/2022		400	427
6.625% due 07/26/2021 (l)		4,170	4,483
7.250% due 01/25/2022		80	88
8.000% due 03/25/2020		230	255
Neuberger Berman Group LLC
4.875% due 04/15/2045 (l)		3,400	3,283
Novo Banco S.A.
5.000% due 04/04/2019	EUR	371	354
5.000% due 04/23/2019		152	145
5.000% due 05/14/2019		315	300
5.000% due 05/21/2019		73	70
5.000% due 05/23/2019		213	203
OneMain Financial Holdings LLC
6.750% due 12/15/2019 (l)		$3,796	3,989
7.250% due 12/15/2021		192	203
Oppenheimer Holdings, Inc.
6.750% due 07/01/2022		2,844	2,878
Provident Funding Associates LP
6.375% due 06/15/2025		57	59
Rio Oil Finance Trust
9.250% due 07/06/2024		10,232	10,520
9.750% due 01/06/2027		637	659
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 (h)(l)		6,840	7,242
8.000% due 08/10/2025 (h)(l)		13,625	14,945
8.625% due 08/15/2021 (h)		5,130	5,678
Santander Holdings USA, Inc.
3.700% due 03/28/2022		750	762
4.400% due 07/13/2027		580	593
Santander UK Group Holdings PLC
6.750% due 06/24/2024 (h)	GBP	5,505	7,793
7.375% due 06/24/2022 (h)		1,440	2,052

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2017	23

Schedule of Investments PIMCO Corporate & Income Opportunity Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sberbank of Russia Via SB Capital S.A.
6.125% due 02/07/2022		$500	$546
Spirit Realty LP
4.450% due 09/15/2026 (l)		2,600	2,512
Springleaf Finance Corp.
5.250% due 12/15/2019 (l)		3,271	3,414
6.000% due 06/01/2020		641	679
6.125% due 05/15/2022		1,204	1,267
7.750% due 10/01/2021		90	101
8.250% due 12/15/2020		9,210	10,361
Stearns Holdings LLC
9.375% due 08/15/2020		600	621
Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (h)	EUR	4,673	6,584
Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	646	922
5.661% due 10/13/2041		513	744
5.744% due 04/13/2040		195	287
5.801% due 10/13/2040		835	1,229
6.052% due 10/13/2039		1,328	1,998
WP Carey, Inc.
4.250% due 10/01/2026 (l)		$5,000	5,099

			345,999

INDUSTRIALS 27.6%
Altice Financing S.A.
7.500% due 05/15/2026		6,100	6,779
AMC Networks, Inc.
4.750% due 08/01/2025		170	172
American Airlines Pass-Through Trust
4.950% due 08/15/2026 (l)		3,400	3,553
Belden, Inc.
3.375% due 07/15/2027	EUR	100	120
BMC Software Finance, Inc.
8.125% due 07/15/2021		$1,031	1,070
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (d)(l)		8,226	8,257
Burger King Worldwide, Inc.
4.250% due 05/15/2024		364	367
Caesars Entertainment Operating Co., Inc.
9.000% due 02/15/2020 ^(i)		26,699	34,775
10.000% due 12/15/2018 ^		6,095	5,813
Charter Communications Operating LLC
5.375% due 05/01/2047		113	118
Cheniere Corpus Christi Holdings LLC
5.875% due 03/31/2025		400	435
Chesapeake Energy Corp.
4.554% due 04/15/2019		157	156
ClubCorp Club Operations, Inc.
8.250% due 12/15/2023		6,500	7,280
CMA CGM S.A.
6.500% due 07/15/2022	EUR	100	122
CommScope Technologies LLC
5.000% due 03/15/2027		$4	4
Community Health Systems, Inc.
6.250% due 03/31/2023		279	287
CSN Islands Corp.
6.875% due 09/21/2019 (l)		240	195
CSN Resources S.A.
6.500% due 07/21/2020		2,300	1,754
DAE Funding LLC
4.000% due 08/01/2020 (c)		120	122
4.500% due 08/01/2022 (c)		120	122
5.000% due 08/01/2024 (c)		290	297
Diamond Resorts International, Inc.
7.750% due 09/01/2023		278	299
10.750% due 09/01/2024 (l)		4,300	4,676
DriveTime Automotive Group, Inc.
8.000% due 06/01/2021 (l)		9,300	9,370
Dynegy, Inc.
8.034% due 02/02/2024 (l)		2,970	2,880

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ecopetrol S.A.
5.875% due 05/28/2045		$200	$188
EI Group PLC
6.375% due 09/26/2031	GBP	1,000	1,458
Endo Finance LLC
5.375% due 01/15/2023		$600	516
Exela Intermediate LLC
10.000% due 07/15/2023		217	212
Ferroglobe PLC
9.375% due 03/01/2022 (l)		3,400	3,664
Ford Motor Co.
7.700% due 05/15/2097 (l)		31,901	39,757
Fresh Market, Inc.
9.750% due 05/01/2023 (l)		12,200	10,034
Frontier Finance PLC
8.000% due 03/23/2022	GBP	8,200	11,305
Greene King Finance PLC
5.702% due 12/15/2034		350	438
Hampton Roads PPV LLC
6.171% due 06/15/2053		$1,800	1,890
HCA, Inc.
4.500% due 02/15/2027		1,550	1,590
5.500% due 06/15/2047		182	190
7.500% due 11/15/2095 (l)		4,800	4,962
iHeartCommunications, Inc.
9.000% due 09/15/2022		5,810	4,299
10.625% due 03/15/2023		5,600	4,200
11.250% due 03/01/2021		2,920	2,241
Intelsat Jackson Holdings S.A.
7.250% due 10/15/2020		9,970	9,621
9.750% due 07/15/2025		361	374
Intelsat Luxembourg S.A.
7.750% due 06/01/2021		18,643	12,025
8.125% due 06/01/2023		1,939	1,210
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019		15,631	15,514
Kinder Morgan Energy Partners LP
6.375% due 03/01/2041		800	917
Kinder Morgan, Inc.
7.750% due 01/15/2032 (l)		3,100	3,978
7.800% due 08/01/2031 (l)		6,000	7,681
Kleopatra Holdings S.C.A. (8.500% PIK)
8.500% due 06/30/2023 (d)	EUR	100	117
Mallinckrodt International Finance S.A.
4.750% due 04/15/2023 (l)		$6,000	5,340
5.500% due 04/15/2025		1,560	1,451
Park Aerospace Holdings Ltd.
5.250% due 08/15/2022		24	25
5.500% due 02/15/2024		66	67
Petroleos Mexicanos
6.500% due 03/13/2027		936	1,032
6.750% due 09/21/2047		500	528
PetSmart, Inc.
5.875% due 06/01/2025		199	192
Prime Security Services Borrower LLC
9.250% due 05/15/2023		1,065	1,191
QVC, Inc.
4.375% due 03/15/2023		768	790
5.450% due 08/15/2034		1,650	1,615
5.950% due 03/15/2043		6,770	6,633
Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	1,500	2,459
Sabine Pass Liquefaction LLC
5.875% due 06/30/2026 (l)		$4,300	4,849
Safeway, Inc.
7.250% due 02/01/2031		9,392	8,688
Scientific Games International, Inc.
10.000% due 12/01/2022 (l)		1,364	1,526
SFR Group S.A.
6.250% due 05/15/2024 (l)		12,500	13,250
7.375% due 05/01/2026 (l)		3,600	3,910
Sirius XM Radio, Inc.
3.875% due 08/01/2022		105	108

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Spirit Issuer PLC
0.850% due 12/28/2028	GBP	748	$804
3.000% due 12/28/2031		1,855	2,388
6.582% due 12/28/2027		2,500	3,560
Symantec Corp.
5.000% due 04/15/2025		$75	79
Time Warner Cable LLC
8.250% due 04/01/2019		140	154
UAL Pass-Through Trust
7.336% due 01/02/2021		1,699	1,827
UCP, Inc.
8.500% due 10/21/2017		10,900	11,009
Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	6,776	10,092
United Group BV
4.375% due 07/01/2022	EUR	200	238
4.875% due 07/01/2024		200	236
UPCB Finance Ltd.
3.625% due 06/15/2029		350	413
Valeant Pharmaceuticals International, Inc.
6.500% due 03/15/2022		$153	162
7.000% due 03/15/2024		293	313
Virgin Media Secured Finance PLC
5.000% due 04/15/2027	GBP	1,780	2,459
Wynn Las Vegas LLC
5.250% due 05/15/2027		$111	114

			314,906

UTILITIES 5.3%
AT&T, Inc.
2.215% due 02/14/2023 (c)		180	181
2.850% due 02/14/2023 (c)		370	371
3.400% due 08/14/2024 (c)		740	742
3.900% due 08/14/2027 (c)		670	671
4.900% due 08/14/2037 (c)		678	677
5.150% due 02/14/2050 (c)		1,018	1,018
5.300% due 08/14/2058 (c)		304	304
Frontier Communications Corp.
8.500% due 04/15/2020		788	804
Gazprom OAO Via Gaz Capital S.A.
9.250% due 04/23/2019		11,200	12,373
Mountain States Telephone & Telegraph Co.
7.375% due 05/01/2030		15,730	16,615
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022 ^		501	312
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023 ^(j)		4,696	1,679
6.750% due 10/01/2023 ^(j)		4,465	1,598
Petrobras Global Finance BV
6.125% due 01/17/2022		704	742
6.250% due 12/14/2026	GBP	6,100	8,327
6.625% due 01/16/2034		800	1,064
6.750% due 01/27/2041 (l)		$4,100	3,951
7.250% due 03/17/2044		447	451
7.375% due 01/17/2027 (l)		1,224	1,329
Sprint Capital Corp.
6.900% due 05/01/2019		2,000	2,132
TerraForm Power Operating LLC
6.375% due 02/01/2023		1,075	1,123
Transocean Phoenix Ltd.
7.750% due 10/15/2024		2,765	3,013
Transocean Proteus Ltd.
6.250% due 12/01/2024		380	400

			59,877

Total Corporate Bonds & Notes (Cost $661,010)			720,782

24	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CONVERTIBLE BONDS & NOTES 0.6%

INDUSTRIALS 0.6%
DISH Network Corp.
3.375% due 08/15/2026	$5,900	$7,360

Total Convertible Bonds & Notes (Cost $5,900)		7,360

MUNICIPAL BONDS & NOTES 5.1%

CALIFORNIA 1.2%
Riverside County, California Redevelopment Successor Agency Tax Allocation Bonds, Series 2010
7.500% due 10/01/2030	3,425	3,679
Stockton Public Financing Authority, California Revenue Bonds, (BABs), Series 2009
7.942% due 10/01/2038	8,500	9,380

		13,059

ILLINOIS 2.4%
Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
7.517% due 01/01/2040	23,700	25,308
Chicago, Illinois General Obligation Bonds, Series 2014
6.314% due 01/01/2044	120	120
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033	100	108
7.750% due 01/01/2042	300	314
Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029	200	217
Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035	60	67
7.350% due 07/01/2035	40	46
Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	1,035	1,039

		27,219

IOWA 0.0%
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	480	480

TEXAS 0.2%
Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	2,300	2,433

VIRGINIA 0.1%
Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	1,400	1,203

WEST VIRGINIA 1.2%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (g)	78,700	4,094
7.467% due 06/01/2047	10,510	9,978

		14,072

Total Municipal Bonds & Notes (Cost $54,624)		58,466

U.S. GOVERNMENT AGENCIES 4.6%
Fannie Mae
3.000% due 01/25/2042 (a)	1,290	106
3.500% due 02/25/2033 (a)	3,133	403
4.232% due 10/25/2029	950	996
4.782% due 07/25/2029	1,490	1,604
4.868% due 07/25/2040 (a)	1,466	177
5.482% due 01/25/2029	800	898
6.082% due 10/25/2029	590	648

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.982% due 07/25/2029	$2,010	$2,353
Freddie Mac
0.000% due 04/25/2045 - 08/25/2046 (b)(g)	19,541	15,178
0.100% due 04/25/2046 - 08/25/2046 (a)	91,606	357
0.200% due 04/25/2045 (a)	10,054	27
5.874% due 02/15/2034 (a)	2,566	480
6.174% due 11/25/2055	14,634	8,360
6.470% due 07/15/2039 (l)	2,407	2,620
7.557% due 03/15/2044 (l)	1,485	1,734
8.727% due 02/15/2036 (l)	5,228	6,994
8.732% due 04/15/2044	49	55
8.782% due 12/25/2027	4,443	5,222
11.982% due 03/25/2025	2,356	3,191
Ginnie Mae
3.000% due 12/20/2042 (a)	74	10
3.500% due 09/16/2041 - 06/20/2042 (a)	1,849	261
5.522% due 01/20/2042 (a)	2,813	347

Total U.S. Government Agencies (Cost $48,714)		52,021

NON-AGENCY MORTGAGE-BACKED SECURITIES 21.7%
Adjustable Rate Mortgage Trust
1.572% due 05/25/2036	2,148	1,265
Banc of America Alternative Loan Trust
6.000% due 01/25/2036 ^	235	221
6.000% due 04/25/2036 ^	4,231	4,295
Banc of America Funding Trust
5.500% due 01/25/2036	234	240
6.000% due 07/25/2037 ^	665	515
BCAP LLC Trust
3.278% due 07/26/2037	484	14
3.285% due 03/27/2036	3,825	2,195
5.045% due 03/26/2037	1,992	1,202
7.000% due 12/26/2036	5,417	4,839
Bear Stearns ALT-A Trust
3.268% due 11/25/2036 ^	927	764
3.312% due 08/25/2046	5,924	5,363
3.525% due 08/25/2036 ^	3,978	2,972
3.587% due 11/25/2034	405	389
3.625% due 09/25/2035 ^	1,383	1,132
Bear Stearns Commercial Mortgage Securities Trust
5.713% due 04/12/2038	370	292
Bear Stearns Mortgage Funding Trust
7.500% due 08/25/2036	2,450	2,405
Chase Mortgage Finance Trust
3.224% due 12/25/2035 ^	26	25
6.000% due 02/25/2037 ^	2,203	1,812
6.000% due 03/25/2037 ^	505	437
6.000% due 07/25/2037 ^	1,889	1,736
Citigroup Commercial Mortgage Trust
5.691% due 12/10/2049	1,787	1,633
Citigroup Mortgage Loan Trust, Inc.
3.203% due 04/25/2037 ^	4,303	3,520
3.308% due 03/25/2037 ^	1,162	1,013
3.922% due 11/25/2035	18,103	10,298
6.000% due 11/25/2036	14,984	11,300
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.398% due 12/11/2049	108	62
5.688% due 10/15/2048	14,858	7,972
CitiMortgage Alternative Loan Trust
5.750% due 04/25/2037 ^	3,353	2,946
Commercial Mortgage Loan Trust
6.155% due 12/10/2049	3,476	2,194
Countrywide Alternative Loan Resecuritization Trust
6.000% due 08/25/2037 ^	2,587	2,053
Countrywide Alternative Loan Trust
1.438% due 03/20/2046	6,133	5,262
1.502% due 08/25/2035	376	255
3.451% due 06/25/2047	4,092	3,891
4.018% due 04/25/2037 ^(a)	27,483	5,375
5.250% due 05/25/2021 ^	19	19
5.500% due 03/25/2035	649	509

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 09/25/2035 ^		$6,065	$5,537
5.500% due 03/25/2036 ^		230	185
5.750% due 01/25/2035		848	855
5.750% due 02/25/2035		898	860
6.000% due 02/25/2035		848	863
6.000% due 04/25/2036		2,318	1,804
6.000% due 05/25/2036 ^		2,506	1,998
6.000% due 02/25/2037 ^		821	579
6.000% due 02/25/2037		3,103	2,425
6.000% due 04/25/2037 ^		8,262	6,426
6.000% due 08/25/2037 ^		11,381	9,534
6.250% due 10/25/2036 ^		3,256	2,595
6.250% due 12/25/2036 ^		3,894	2,886
6.500% due 08/25/2036 ^		1,065	726
6.500% due 09/25/2036 ^		541	459
17.115% due 02/25/2036		2,354	2,979
Countrywide Home Loan Mortgage Pass-Through Trust
5.500% due 07/25/2037 ^		838	696
6.000% due 04/25/2036 ^		658	622
Credit Suisse Commercial Mortgage Trust
5.870% due 09/15/2040		1,320	1,320
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.750% due 04/25/2036 ^		1,855	1,469
Epic Drummond Ltd.
0.000% due 01/25/2022	EUR	231	273
First Horizon Alternative Mortgage Securities Trust
6.000% due 08/25/2036 ^		$2,636	2,219
GS Mortgage Securities Trust
5.622% due 11/10/2039		1,689	1,554
GSR Mortgage Loan Trust
3.234% due 11/25/2035 ^		2,221	2,054
3.450% due 03/25/2037 ^		3,990	3,654
5.500% due 05/25/2036 ^		310	296
IndyMac Mortgage Loan Trust
6.500% due 07/25/2037 ^		6,865	4,580
JPMorgan Alternative Loan Trust
3.046% due 03/25/2037		12,278	10,275
JPMorgan Chase Commercial Mortgage Securities Trust
5.411% due 05/15/2047		3,600	2,567
5.623% due 05/12/2045		2,686	2,313
JPMorgan Mortgage Trust
3.244% due 10/25/2035		69	66
3.304% due 01/25/2037 ^		1,616	1,592
3.378% due 02/25/2036 ^		2,630	2,360
3.493% due 06/25/2036 ^		1,254	1,119
Lehman Mortgage Trust
6.000% due 07/25/2037 ^		314	297
22.648% due 11/25/2035 ^		292	420
Lehman XS Trust
1.452% due 06/25/2047		4,649	4,060
MASTR Alternative Loan Trust
6.750% due 07/25/2036		4,018	2,847
Merrill Lynch Mortgage Investors Trust
3.214% due 03/25/2036 ^		4,094	2,999
Mesdag Delta BV
0.000% due 01/25/2020	EUR	2,043	2,366
Morgan Stanley Capital Trust
5.991% due 06/11/2049		$3,047	3,057
RBSSP Resecuritization Trust
1.436% due 10/27/2036		3,609	904
1.456% due 08/27/2037		8,000	2,371
Residential Accredit Loans, Inc. Trust
1.422% due 08/25/2036		1,312	1,220
1.462% due 05/25/2037 ^		463	352
6.000% due 08/25/2036 ^		902	780
6.000% due 05/25/2037 ^		2,796	2,520
Residential Asset Securitization Trust
5.750% due 02/25/2036 ^		482	378
6.000% due 02/25/2037 ^		2,295	1,783
6.250% due 09/25/2037 ^		5,479	4,013
Residential Funding Mortgage Securities, Inc. Trust
4.030% due 02/25/2037		3,829	3,080
Structured Adjustable Rate Mortgage Loan Trust
3.243% due 11/25/2036 ^		5,836	5,295
3.291% due 07/25/2036 ^		1,403	1,116

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2017	25

Schedule of Investments PIMCO Corporate & Income Opportunity Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.342% due 03/25/2037 ^		$1,176	$951
3.391% due 01/25/2036 ^		8,639	6,613
3.559% due 07/25/2035 ^		2,842	2,476
Structured Asset Mortgage Investments Trust
1.352% due 08/25/2036		237	210
Suntrust Adjustable Rate Mortgage Loan Trust
3.482% due 02/25/2037 ^		9,529	8,175
3.531% due 02/25/2037 ^		859	771
3.604% due 04/25/2037 ^		953	814
WaMu Mortgage Pass-Through Certificates Trust
2.999% due 07/25/2037 ^		1,045	869
3.030% due 10/25/2036 ^		2,023	1,798
3.160% due 02/25/2037 ^		1,437	1,367
3.326% due 07/25/2037 ^		2,377	2,216
Washington Mutual Mortgage Pass-Through Certificates Trust
1.616% due 05/25/2047 ^		446	93
6.000% due 10/25/2035 ^		2,011	1,583
6.000% due 03/25/2036 ^		2,894	2,939
6.000% due 02/25/2037		7,203	6,416

Total Non-Agency Mortgage-Backed Securities (Cost $231,674)			247,304

ASSET-BACKED SECURITIES 20.3%
Airspeed Ltd.
1.496% due 06/15/2032		5,473	4,582
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
2.582% due 03/25/2033		89	88
Bear Stearns Asset-Backed Securities Trust
1.632% due 04/25/2037		19,909	15,608
Belle Haven ABS CDO Ltd.
1.551% due 07/05/2046		324,260	5,610
BlueMountain CLO Ltd.
6.754% due 04/13/2027		1,000	994
CIFC Funding Ltd.
0.000% due 05/24/2026 (g)		4,100	2,742
0.000% due 07/22/2026 (g)		3,000	1,966
Citigroup Mortgage Loan Trust, Inc.
1.392% due 12/25/2036		7,303	4,894
1.632% due 11/25/2046		8,292	8,019
Cork Street CLO Designated Activity Co.
0.000% due 11/27/2028	EUR	2,667	2,779
3.600% due 11/27/2028		1,197	1,419
4.500% due 11/27/2028		1,047	1,243
6.200% due 11/27/2028		1,296	1,543
Countrywide Asset-Backed Certificates
1.402% due 03/25/2037		$4,309	4,101
1.432% due 06/25/2047		18,750	16,282
1.542% due 09/25/2037 ^		19,068	9,735
3.707% due 08/25/2033		307	258
Credit-Based Asset Servicing and Securitization LLC
3.882% due 12/25/2035 ^		85	85
Emerald Aviation Finance Ltd.
6.350% due 10/15/2038		826	851
First Franklin Mortgage Loan Trust
1.392% due 10/25/2036		5,499	4,097
Fremont Home Loan Trust
1.382% due 01/25/2037		7,335	4,259
1.552% due 02/25/2036		15,173	6,436
Glacier Funding CDO Ltd.
1.442% due 08/04/2035		8,642	2,327
Grosvenor Place CLO BV
0.000% due 04/30/2029	EUR	750	701
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
1.392% due 07/25/2037		$3,600	2,273
JPMorgan Mortgage Acquisition Trust
5.830% due 07/25/2036 ^		145	83
Lehman XS Trust
6.290% due 06/24/2046		3,946	3,673

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Long Beach Mortgage Loan Trust
1.532% due 01/25/2036		$8,000	$5,890
Merrill Lynch Mortgage Investors Trust
5.895% due 03/25/2037		7,624	2,483
Morgan Stanley ABS Capital, Inc. Trust
1.382% due 10/25/2036		8,201	5,429
Morgan Stanley Mortgage Loan Trust
6.250% due 07/25/2047 ^		1,459	1,045
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.882% due 07/25/2035		6,000	4,484
Renaissance Home Equity Loan Trust
5.612% due 04/25/2037		11,685	6,318
7.238% due 09/25/2037 ^		9,691	5,681
Residential Asset Securities Corp. Trust
1.812% due 08/25/2034		10,491	8,640
Securitized Asset-Backed Receivables LLC Trust
1.512% due 03/25/2036		11,668	6,300
SLM Student Loan Trust
0.000% due 10/28/2029 (g)		8	8,317
0.000% due 01/25/2042 (g)		7	6,132
SoFi Professional Loan Program LLC
0.000% due 05/25/2040 (g)		7,500	3,913
0.000% due 07/25/2040 (g)		38	2,158
0.000% due 09/25/2040 (g)		3,226	1,826
Sound Point CLO Ltd.
6.163% due 01/23/2027		1,000	972
South Coast Funding Ltd.
1.785% due 08/10/2038		20,485	4,015
Symphony CLO Ltd.
5.904% due 07/14/2026		3,600	3,465
6.204% due 10/15/2025		1,400	1,404
Taberna Preferred Funding Ltd.
1.531% due 12/05/2036		12,029	9,262
1.551% due 08/05/2036		762	575
1.551% due 08/05/2036 ^		14,754	11,139
1.571% due 02/05/2036		8,785	6,720
Thunderbolt Aircraft Lease Ltd.
4.212% due 05/17/2032		385	397
Tropic CDO Ltd.
2.058% due 04/15/2034		25,000	17,750

Total Asset-Backed Securities (Cost $224,190)			230,963

SOVEREIGN ISSUES 2.9%
Argentine Government International Bond
2.260% due 12/31/2038	EUR	1,300	952
3.875% due 01/15/2022		300	354
5.000% due 01/15/2027		400	442
7.820% due 12/31/2033		14,043	17,478
Autonomous Community of Catalonia
4.900% due 09/15/2021		2,650	3,339
Ghana Government International Bond
10.750% due 10/14/2030		$600	749
Republic of Greece Government International Bond
3.800% due 08/08/2017	JPY	695,000	6,316
4.750% due 04/17/2019	EUR	600	727
Saudi Government International Bond
3.250% due 10/26/2026		$400	396
4.500% due 10/26/2046		2,600	2,655
Sri Lanka Government International Bond
6.200% due 05/11/2027		200	207

Total Sovereign Issues (Cost $31,210)			33,615

		SHARES
COMMON STOCKS 0.4%

ENERGY 0.1%
Forbes Energy Services Ltd. (e)(j)		64,837	694

	SHARES	MARKET VALUE (000S)
FINANCIALS 0.3%
TIG FinCo PLC (j)	3,315,033	$4,374

Total Common Stocks (Cost $6,913)		5,068

WARRANTS 0.1%

INDUSTRIALS 0.1%
Sequa Corp. - Exp. 04/28/2024	1,355,000	635

UTILITIES 0.0%
Dynegy, Inc. - Exp. 02/02/2024	99,521	19

Total Warrants (Cost $262)		654

PREFERRED SECURITIES 2.8%

BANKING & FINANCE 0.6%
Farm Credit Bank of Texas
10.000% due 12/15/2020 (h)	5,745	7,063

INDUSTRIALS 2.2%
Sequa Corp. 9.000%	25,121	24,504

Total Preferred Securities (Cost $31,460)		31,567

SHORT-TERM INSTRUMENTS 8.6%

REPURCHASE AGREEMENTS (k) 5.7%
		65,010

	PRINCIPAL AMOUNT (000S)
U.S. TREASURY BILLS 2.9%
0.926% due 08/31/2017 - 01/04/2018 (f)(g)(n)(p)	33,068	33,038

Total Short-Term Instruments (Cost $98,049)		98,048

Total Investments in Securities (Cost $1,485,868)		1,577,462

Total Investments 138.3% (Cost $1,485,868)		$1,577,462

Financial Derivative Instruments (m)(o) (2.7)% (Cost or Premiums, net $(50,743))		(30,831)

Preferred Shares (20.9)%		(237,950)

Other Assets and Liabilities, net (14.7)%		(167,913)

Net Assets Applicable to Common Shareholders 100.0%		$1,140,768

26	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2017

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind security.
(e)	Security did not produce income within the last twelve months.
(f)	Coupon represents a weighted average yield to maturity.
(g)	Zero coupon security.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Security is subject to a forbearance agreement entered into by the Fund which forbears the Fund from taking action to, among other things, accelerate and collect payments on the subject note with respect to specified events of default.

(j)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Forbes Energy Services Ltd.	10/09/2014 - 11/18/2016	$ 2,472	$694	0.06%
Odebrecht Offshore Drilling Finance Ltd. 6.625% due 10/01/2023	04/09/2015 - 07/30/2015	3,726	1,679	0.15
Odebrecht Offshore Drilling Finance Ltd. 6.750% due 10/01/2023	04/09/2015 - 07/30/2015	3,317	1,598	0.14
TIG FinCo PLC	04/02/2015 - 07/20/2017	4,441	4,374	0.38

		$ 13,956	$8,345	0.73%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPG	1.160%	07/31/2017	08/01/2017	$31,500	U.S. Treasury Bonds 3.000% due 11/15/2045	$(32,256)	$31,500	$31,501
RDR	1.160	07/31/2017	08/01/2017	26,800	U.S. Treasury Notes 2.750% due 02/15/2024	(27,352)	26,800	26,801
SSB	0.200	07/31/2017	08/01/2017	6,710	U.S. Treasury Notes 3.500% due 05/15/2020(2)	(6,849)	6,710	6,710

Total Repurchase Agreements						$(66,457)	$65,010	$65,012

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date		Amount Borrowed(3)	Payable for Reverse Repurchase Agreements
BCY	(0.750)%	06/22/2017	TBD	(4)	$(231)	$(231)
BPS	1.610	06/02/2017	08/31/2017		(9,256)	(9,281)
	1.810	07/13/2017	10/13/2017		(4,596)	(4,600)
	1.890	06/02/2017	08/31/2017		(2,151)	(2,158)
NOM	(0.750)	06/16/2017	TBD	(4)	(176)	(176)
RBC	2.150	07/05/2017	01/05/2018		(18,281)	(18,310)
RDR	1.590	05/17/2017	08/17/2017		(5,356)	(5,374)
	1.590	05/23/2017	08/23/2017		(3,557)	(3,568)
	1.620	07/13/2017	08/15/2017		(10,070)	(10,079)
	1.710	07/07/2017	10/10/2017		(4,881)	(4,887)
	1.900	05/17/2017	08/17/2017		(9,589)	(9,627)
SOG	1.800	08/11/2017	09/14/2017		(2,504)	(2,504)
	1.750	05/23/2017	08/23/2017		(15,845)	(15,899)
	1.750	06/06/2017	08/23/2017		(1,398)	(1,402)
	1.750	06/07/2017	08/16/2017		(1,227)	(1,230)
	1.750	06/08/2017	08/23/2017		(2,647)	(2,654)
	1.780	06/08/2017	09/07/2017		(4,739)	(4,752)
	1.800	06/14/2017	09/14/2017		(26,356)	(29,051)
	1.850	07/11/2017	10/11/2017		(3,870)	(3,874)
	1.850	07/18/2017	10/18/2017		(7,273)	(7,278)

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2017	27

Schedule of Investments PIMCO Corporate & Income Opportunity Fund (Cont.)

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date	Amount Borrowed(3)	Payable for Reverse Repurchase Agreements
UBS	1.590%	05/23/2017	08/23/2017	$(12,485)	$(12,524)
	1.590	06/02/2017	08/23/2017	(2,379)	(2,385)
	1.700	07/07/2017	10/10/2017	(4,198)	(4,203)
	1.840	05/30/2017	08/23/2017	(2,654)	(2,663)
	1.940	05/30/2017	08/23/2017	(4,510)	(4,525)
	1.990	05/26/2017	08/28/2017	(5,684)	(5,705)
	2.140	06/14/2017	09/14/2017	(8,949)	(8,975)

Total Reverse Repurchase Agreements					$(177,915)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of July 31, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BCY	$0	$(231)	$0	$(231)	$261	$30
BPG	31,501	0	0	31,501	(32,256)	(755)
BPS	0	(16,039)	0	(16,039)	17,125	1,086
NOM	0	(176)	0	(176)	195	19
RBC	0	(18,310)	0	(18,310)	20,025	1,715
RDR	26,801	(33,535)	0	(6,734)	8,782	2,048
SOG	0	(68,644)	0	(68,644)	71,966	3,322
SSB	6,710	0	0	6,710	(6,849)	(139)
UBS	0	(40,980)	0	(40,980)	46,960	5,980

Total Borrowings and Other Financing Transactions	$65,012	$(177,915)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(68,007)	$(81,563)	$(18,717)	$(168,287)
U.S. Government Agencies	0	(9,628)	0	0	(9,628)

Total Borrowings	$0	$(77,635)	$(81,563)	$(18,717)	$(177,915)

Gross amount of recognized liabilities for reverse repurchase agreements					$(177,915)

(l)	Securities with an aggregate market value of $194,306 have been pledged as collateral under the terms of the above master agreements as of July 31, 2017.

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

The average amount of borrowings outstanding during the period ended July 31, 2017 was $(160,595) at a weighted average interest rate of 1.580%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(4)	Open maturity reverse repurchase agreement.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

28	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2017

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at July 31, 2017(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
Ally Financial, Inc.	5.000%	06/20/2022	1.823%	$	4,040	$523	$81	$604	$3	$0
Banco Espirito Santo S.A.	5.000	09/20/2020	17.441	EUR	8,000	(2,531)	393	(2,138)	124	0
Frontier Communications Corp.	5.000	06/20/2020	6.967	$	10,200	(330)	(124)	(454)	14	0
Frontier Communications Corp.	5.000	06/20/2022	9.668		1,000	(135)	(26)	(161)	1	0
Navient Corp.	5.000	12/20/2021	2.538		15,900	(30)	1,706	1,676	0	(6)

						$(2,503)	$2,030	$(473)	$142	$(6)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
							Asset	Liability
CDX.HY-26 5-Year Index	5.000%	06/20/2021	$2,772	$126	$122	$248	$1	$0
CDX.HY-28 5-Year Index	5.000	06/20/2022	25,600	1,801	301	2,102	15	0
CDX.IG-27 5-Year Index	1.000	12/20/2021	7,500	93	77	170	1	0
CDX.IG-28 5-Year Index	1.000	06/20/2022	16,800	291	61	352	4	0

				$2,311	$561	$2,872	$21	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay	1-Year BRL-CDI	11.250%	01/04/2021	BRL	210,000	$(1,280)	$1,777	$497	$25	$0
Pay	1-Year BRL-CDI	11.500	01/04/2021		22,400	(223)	410	187	5	0
Pay(5)	3-Month USD-LIBOR	2.250	12/20/2022	$	12,500	(120)	(31)	(151)	1	0
Pay	3-Month USD-LIBOR	2.750	06/17/2025		145,380	9,193	(2,423)	6,770	18	0
Pay	3-Month USD-LIBOR	2.250	06/15/2026		44,400	2,099	(1,866)	233	12	0
Pay(5)	3-Month USD-LIBOR	2.500	12/20/2027		71,200	482	662	1,144	33	0
Pay	3-Month USD-LIBOR	3.500	06/19/2044		305,100	(9,953)	68,433	58,480	203	0
Receive(5)	3-Month USD-LIBOR	2.750	12/20/2047		470,000	(14,597)	(674)	(15,271)	0	(353)
Pay	6-Month AUD-BBR-BBSW	3.500	06/17/2025	AUD	13,400	332	301	633	10	0
Receive(5)	6-Month EUR-EURIBOR	1.000	09/20/2027	EUR	35,900	44	(134)	(90)	79	0
Receive(5)	6-Month GBP-LIBOR	1.500	09/20/2027	GBP	46,600	(753)	(371)	(1,124)	131	0

						$(14,776)	$66,084	$51,308	$517	$(353)

Total Swap Agreements						$(14,968)	$68,675	$53,707	$680	$(359)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of July 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$680	$680	$0	$0	$(359)	$(359)

(n)	Securities with an aggregate market value of $2,030 and cash of $29,508 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of July 31, 2017. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2017	29

Schedule of Investments PIMCO Corporate & Income Opportunity Fund (Cont.)

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	08/2017	EUR	2,008		$2,321	$0	$(56)
	08/2017	GBP	2,719		3,523	0	(65)
BPS	08/2017	EUR	74,446		84,471	0	(3,658)
	08/2017	JPY	704,349		6,299	0	(90)
GLM	08/2017	AUD	134		103	0	(4)
	08/2017	GBP	588		760	0	(16)
	08/2017		$116,455	GBP	88,626	479	0
	09/2017	GBP	88,626		$116,584	0	(480)
HUS	08/2017	AUD	466		357	0	(16)
JPM	08/2017	GBP	1,097		1,431	0	(16)
MSB	08/2017	BRL	1,737		555	0	(2)
	08/2017		$552	BRL	1,737	5	0
	08/2017		92,541	EUR	78,939	908	0
	09/2017	BRL	1,737		$548	0	(5)
	09/2017	EUR	78,939		92,704	0	(909)
NGF	08/2017	BRL	1,737		516	0	(41)
	08/2017		$555	BRL	1,737	2	0
RBC	08/2017	GBP	84,222		$109,459	0	(1,663)
TOR	08/2017		$6,334	JPY	704,349	55	0
	09/2017	JPY	704,349		$6,344	0	(55)
UAG	08/2017	EUR	2,485		2,840	0	(102)

Total Forward Foreign Currency Contracts						$1,449	$(7,178)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at July 31, 2017(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Petrobras Global Finance BV	1.000%	12/20/2024	3.536%	$	1,800	$(352)	$73	$0	$(279)
BRC	Springleaf Finance Corp.	5.000	12/20/2021	2.573		2,700	(40)	319	279	0
DUB	Petroleos Mexicanos	1.000	12/20/2021	1.804		100	(9)	6	0	(3)
GST	Petrobras Global Finance BV	1.000	09/20/2020	1.821		20	(3)	2	0	(1)
	Petrobras Global Finance BV	1.000	12/20/2024	3.536		2,400	(476)	104	0	(372)
	Springleaf Finance Corp.	5.000	06/20/2022	2.843		1,550	138	17	155	0
HUS	Petrobras Global Finance BV	1.000	12/20/2019	1.407		500	(41)	37	0	(4)
	Petrobras Global Finance BV	1.000	09/20/2020	1.821		60	(9)	8	0	(1)
	Petrobras Global Finance BV	1.000	12/20/2024	3.536		3,000	(623)	158	0	(465)
JPM	Russia Government International Bond	1.000	06/20/2019	0.619		28,600	(1,957)	2,194	237	0
	Russia Government International Bond	1.000	12/20/2020	1.126		1,300	(149)	145	0	(4)
	Springleaf Finance Corp.	5.000	06/20/2022	2.843		6,570	620	38	658	0
MYC	Banco Espirito Santo S.A.	5.000	09/20/2020	17.441	EUR	3,000	(28)	(774)	0	(802)
	Petrobras Global Finance BV	1.000	12/20/2019	1.407	$	14,500	(1,342)	1,221	0	(121)

							$(4,271)	$3,548	$1,329	$(2,052)

30	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2017

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
BRC	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	$	74,796	$(15,300)	$8,951	$0	$(6,349)
DUB	CMBX.NA.BBB-.6 Index	3.000	05/11/2063		3,200	(195)	(166)	0	(361)
	CMBX.NA.BBB-.8 Index	3.000	10/17/2057		4,400	(507)	(141)	0	(648)
	CMBX.NA.BBB-.9 Index	3.000	09/17/2058		2,800	(351)	33	0	(318)
FBF	CMBX.NA.BBB-.10 Index	3.000	11/17/2059		100	(11)	1	0	(10)
	CMBX.NA.BBB-.6 Index	3.000	05/11/2063		300	(36)	2	0	(34)
	CMBX.NA.BBB-.7 Index	3.000	01/17/2047		400	(36)	1	0	(35)
	CMBX.NA.BBB-.8 Index	3.000	10/17/2057		1,300	(203)	12	0	(191)
GST	ABX.HE.AAA.6-2 Index	0.110	05/25/2046		5,254	(1,113)	667	0	(445)
	CMBX.NA.A.6 Index	2.000	05/11/2063		4,300	(219)	99	0	(120)
	CMBX.NA.BB.6 Index	5.000	05/11/2063		2,900	(392)	(155)	0	(547)
	CMBX.NA.BBB-.6 Index	3.000	05/11/2063		6,500	(358)	(376)	0	(734)
	CMBX.NA.BBB-.7 Index	3.000	01/17/2047		1,100	(56)	(41)	0	(97)
	CMBX.NA.BBB-.9 Index	3.000	09/17/2058		6,400	(797)	70	0	(727)
MEI	ABX.HE.AAA.6-2 Index	0.110	05/25/2046		72,394	(14,429)	8,283	0	(6,146)
	CMBX.NA.BBB-.10 Index	3.000	11/17/2059		100	(10)	0	0	(10)
MYC	ABX.HE.AAA.6-2 Index	0.110	05/25/2046		78,811	(10,968)	4,278	0	(6,691)
	CMBX.NA.BBB-.10 Index	3.000	11/17/2059		6,850	(731)	25	0	(706)
	CMBX.NA.BBB-.6 Index	3.000	05/11/2063		3,250	(176)	(191)	0	(367)
	CMBX.NA.BBB-.7 Index	3.000	01/17/2047		2,200	(97)	(97)	0	(194)
	CMBX.NA.BBB-.8 Index	3.000	10/17/2057		1,100	(127)	(35)	0	(162)
	CMBX.NA.BBB-.9 Index	3.000	09/17/2058		3,100	(381)	29	0	(352)

						$(46,493)	$21,249	$0	$(25,244)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
MYC	Pay	3-Month USD-LIBOR	2.200%	10/12/2022	$ 500,000	$21	$523	$544	$0

Total Swap Agreements						$(50,743)	$25,320	$1,873	$(27,296)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of July 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$0	$0	$0	$0	$(121)	$0	$0	$(121)	$(121)	$0	$(121)
BPS	0	0	0	0	(3,748)	0	(279)	(4,027)	(4,027)	3,337	(690)
BRC	0	0	279	279	0	0	(6,349)	(6,349)	(6,070)	6,317	247
DUB	0	0	0	0	0	0	(1,330)	(1,330)	(1,330)	1,393	63
FBF	0	0	0	0	0	0	(270)	(270)	(270)	272	2
GLM	479	0	0	479	(500)	0	0	(500)	(21)	0	(21)
GST	0	0	155	155	0	0	(3,044)	(3,044)	(2,889)	2,763	(126)
HUS	0	0	0	0	(16)	0	(470)	(486)	(486)	456	(30)
JPM	0	0	895	895	(16)	0	(4)	(20)	875	(900)	(25)
MEI	0	0	0	0	0	0	(6,156)	(6,156)	(6,156)	6,199	43
MSB	913	0	0	913	(916)	0	0	(916)	(3)	0	(3)
MYC	0	0	544	544	0	0	(9,394)	(9,394)	(8,850)	8,070	(780)
NGF	2	0	0	2	(41)	0	0	(41)	(39)	0	(39)
RBC	0	0	0	0	(1,663)	0	0	(1,663)	(1,663)	1,301	(362)
TOR	55	0	0	55	(55)	0	0	(55)	0	0	0
UAG	0	0	0	0	(102)	0	0	(102)	(102)	0	(102)

Total Over the Counter	$1,449	$0	$1,873	$3,322	$(7,178)	$0	$(27,296)	$(34,474)

(p)	Securities with an aggregate market value of $31,007 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of July 31, 2017.

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2017	31

Schedule of Investments PIMCO Corporate & Income Opportunity Fund (Cont.)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of July 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$163	$0	$0	$517	$680

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,449	$0	$1,449
Swap Agreements	0	1,329	0	0	544	1,873

	$0	$1,329	$0	$1,449	$544	$3,322

	$0	$1,492	$0	$1,449	$1,061	$4,002

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$6	$0	$0	$353	$359

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,178	$0	$7,178
Swap Agreements	0	27,296	0	0	0	27,296

	$0	$27,296	$0	$7,178	$0	$34,474

	$0	$27,302	$0	$7,178	$353	$34,833

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended July 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$3,572	$0	$0	$84,829	$88,401

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,544	$0	$3,544
Swap Agreements	0	9,090	0	0	(2,457)	6,633

	$0	$9,090	$0	$3,544	$(2,457)	$10,177

	$0	$12,662	$0	$3,544	$82,372	$98,578

32	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2017

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$1,714	$0	$0	$(67,265)	$(65,551)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(5,841)	$0	$(5,841)
Swap Agreements	0	21,529	0	0	2,833	24,362

	$0	$21,529	$0	$(5,841)	$2,833	$18,521

	$0	$23,243	$0	$(5,841)	$(64,432)	$(47,030)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of July 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 07/31/2017
Investments in Securities, at Value
Loan Participations and Assignments	$0	$89,772	$1,842	$91,614
Corporate Bonds & Notes
Banking & Finance	0	337,790	8,209	345,999
Industrials	0	303,897	11,009	314,906
Utilities	0	59,877	0	59,877
Convertible Bonds & Notes
Industrials	0	7,360	0	7,360
Municipal Bonds & Notes
California	0	13,059	0	13,059
Illinois	0	27,219	0	27,219
Iowa	0	480	0	480
Texas	0	2,433	0	2,433
Virginia	0	1,203	0	1,203
West Virginia	0	14,072	0	14,072
U.S. Government Agencies	0	43,661	8,360	52,021
Non-Agency Mortgage-Backed Securities	0	247,304	0	247,304
Asset-Backed Securities	0	208,617	22,346	230,963
Sovereign Issues	0	33,615	0	33,615
Common Stocks
Energy	694	0	0	694
Financials	0	0	4,374	4,374
Warrants
Industrials	0	0	635	635
Utilities	19	0	0	19

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 07/31/2017
Preferred Securities
Banking & Finance	$0	$7,063	$0	$7,063
Industrials	0	0	24,504	24,504
Short-Term Instruments
Repurchase Agreements	0	65,010	0	65,010
U.S. Treasury Bills	0	33,038	0	33,038

Total Investments	$713	$1,495,470	$81,279	$1,577,462

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	680	0	680
Over the counter	0	3,322	0	3,322

	$0	$4,002	$0	$4,002

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(359)	0	(359)
Over the counter	0	(34,474)	0	(34,474)

	$0	$(34,833)	$0	$(34,833)

Total Financial Derivative Instruments	$0	$(30,831)	$0	$(30,831)

Totals	$713	$1,464,639	$81,279	$1,546,631

There were no significant transfers among Levels 1 and 2 during the period ended July 31, 2017.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended July 31, 2017:

Category and Subcategory	Beginning Balance at 07/31/2016	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 07/31/2017	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 07/31/2017(1)
Investments in Securities, at Value
Loan Participations and Assignments	$5,670	$6,180	$(117)	$324	$7	$1,181	$0	$(11,403)	$1,842	$109
Corporate Bonds & Notes
Banking & Finance	10,421	300	(2,481)	4	307	(342)	0	0	8,209	(3)
Industrials	10,850	0	0	15	0	144	0	0	11,009	144
U.S. Government Agencies	7,929	0	(146)	146	59	372	0	0	8,360	363
Asset-Backed Securities	17,050	7,897	0	40	0	(2,641)	0	0	22,346	(2,641)
Common Stocks
Financials	505	3,263	0	0	0	606	0	0	4,374	606
Warrants
Industrials	0	0	0	0	0	635	0	0	635	635

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2017	33

Schedule of Investments PIMCO Corporate & Income Opportunity Fund (Cont.)

July 31, 2017

Category and Subcategory	Beginning Balance at 07/31/2016	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 07/31/2017	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 07/31/2017(1)
Preferred Securities
Industrials	$0	$25,121	$0	$0	$0	$(617)	$0	$0	$24,504	$(617)

Totals	$52,425	$42,761	$(2,744)	$529	$373	$(662)	$0	$(11,403)	$81,279	$(1,404)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 07/31/2017	Valuation Technique		Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$822	Other Valuation Techniques(2)		—	—
	597	Proxy Pricing		Base Price	99.500
	423	Third Party Vendor		Broker Quote	98.000-100.563
Corporate Bonds & Notes
Banking & Finance	8,209	Proxy Pricing		Base Price	101.000-114.491
Industrials	11,009	Proxy Pricing		Base Price	101.000
U.S. Government Agencies	8,360	Proxy Pricing		Base Price	57.000
Asset-Backed Securities	22,346	Proxy Pricing		Base Price	52.170-100,000.000
Common Stocks
Financials	4,374	Other Valuation Techniques	(2)	—	—
Warrants
Industrials	635	Other Valuation Techniques	(2)	—	—
Preferred Securities
Industrials	24,504	Fundamental Valuation		Company Assets	$ 551,000.000

Total	$81,279

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at July 31, 2017 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

34	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Corporate & Income Strategy Fund

July 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 120.7%

LOAN PARTICIPATIONS AND ASSIGNMENTS 4.7%
Avolon Holdings Ltd.
3.478% due 09/20/2020		$50	$50
3.978% due 03/20/2022		350	352
BMC Software Finance, Inc.
5.234% due 09/10/2022		7,956	8,015
CD&R Plumb Buyer LLC
TBD% due 06/25/2018		200	199
CenturyLink, Inc.
2.750% due 01/31/2025		1,000	988
Diamond BV
TBD% due 07/25/2024	EUR	100	119
Drillships Ocean Ventures, Inc.
7.750% due 07/25/2021		$1,500	1,329
Forbes Energy Services LLC
5.000% - 7.000% due 04/13/2021		140	145
HD Supply Waterworks Ltd.
TBD% due 08/01/2024		40	40
iHeartCommunications, Inc.
7.984% due 01/30/2019		14,300	11,672
Parexel International Corp.
TBD% due 07/18/2018		200	199
Petroleo Global Trading BV
TBD% due 02/19/2020		200	196
Sequa Mezzanine Holdings LLC
6.758% - 6.814% due 11/28/2021		220	222
10.314% due 04/28/2022		90	92
Sprint Communications, Inc.
3.750% due 02/02/2024		1,596	1,603
Staples, Inc.
TBD% due 08/02/2018		590	586
Team Health Holdings, Inc.
3.984% due 02/06/2024		200	199
UPC Financing Partnership
3.976% due 04/15/2025		200	201
Westmoreland Coal Co.
7.796% due 12/16/2020		2,084	1,852

Total Loan Participations and Assignments (Cost $28,689)			28,059

CORPORATE BONDS & NOTES 51.9%

BANKING & FINANCE 26.1%
AGFC Capital Trust
3.054% due 01/15/2067		2,300	1,369
Ally Financial, Inc.
8.000% due 11/01/2031 (l)		6,486	8,083
Ardonagh Midco PLC
8.375% due 07/15/2023	GBP	700	932
AssuredPartners, Inc.
7.000% due 08/15/2025 (c)		$18	18
Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 (h)	EUR	600	761
Banco do Brasil S.A.
6.250% due 04/15/2024 (h)		$3,630	3,145
9.000% due 06/18/2024 (h)		3,127	3,251
Banco Espirito Santo S.A.
4.000% due 01/21/2019 ^	EUR	4,300	1,578
4.750% due 01/15/2018 ^		5,100	1,872
Banco Santander S.A.
6.250% due 09/11/2021 (h)		1,300	1,661
Barclays PLC
6.500% due 09/15/2019 (h)		900	1,126
7.250% due 03/15/2023 (h)	GBP	4,700	6,723
8.000% due 12/15/2020 (h)	EUR	2,100	2,794
Blackstone CQP Holdco LP
6.500% due 03/20/2021		$4,900	5,092
BNP Paribas S.A.
7.375% due 08/19/2025 (h)		3,220	3,671

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Brighthouse Financial, Inc.
4.700% due 06/22/2047		$98	$97
Brighthouse Holdings LLC
6.500% due 07/27/2037 (h)		200	203
Cantor Fitzgerald LP
6.500% due 06/17/2022 (l)		8,000	8,965
Credit Agricole S.A.
7.875% due 01/23/2024 (h)(l)		7,530	8,514
Credit Suisse Group AG
7.500% due 12/11/2023 (h)(l)		7,105	8,097
Deutsche Bank AG
4.250% due 10/14/2021 (l)		2,000	2,109
EPR Properties
4.750% due 12/15/2026 (l)		3,100	3,213
Flagstar Bancorp, Inc.
6.125% due 07/15/2021 (l)		3,500	3,745
GSPA Monetization Trust
6.422% due 10/09/2029		3,715	4,248
Howard Hughes Corp.
5.375% due 03/15/2025		72	75
HSBC Holdings PLC
6.000% due 09/29/2023 (h)	EUR	3,193	4,325
6.000% due 05/22/2027 (h)		$200	210
Intrum Justitia AB
2.750% due 07/15/2022	EUR	100	120
Jefferies Finance LLC
6.875% due 04/15/2022		$1,000	1,010
7.375% due 04/01/2020		2,100	2,168
7.500% due 04/15/2021		1,444	1,509
Jefferies LoanCore LLC
6.875% due 06/01/2020		6,100	6,291
Lloyds Banking Group PLC
7.625% due 06/27/2023 (h)	GBP	2,166	3,224
7.875% due 06/27/2029 (h)		1,500	2,372
MPT Operating Partnership LP
5.250% due 08/01/2026		$1,283	1,347
Nationwide Building Society
10.250% due 06/29/2049 (h)	GBP	12	2,568
Navient Corp.
5.500% due 01/15/2019 (l)		$7,425	7,731
5.625% due 08/01/2033		2,290	1,958
Novo Banco S.A.
5.000% due 04/04/2019	EUR	298	284
5.000% due 04/23/2019		508	484
5.000% due 05/14/2019		402	383
5.000% due 05/21/2019		225	214
5.000% due 05/23/2019		224	214
OneMain Financial Holdings LLC
6.750% due 12/15/2019		$1,349	1,417
Oppenheimer Holdings, Inc.
6.750% due 07/01/2022		1,496	1,514
Provident Funding Associates LP
6.375% due 06/15/2025		31	32
Rio Oil Finance Trust
9.250% due 07/06/2024		3,620	3,722
9.750% due 01/06/2027		467	484
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 (h)		4,070	4,309
8.000% due 08/10/2025 (h)		6,390	7,009
8.625% due 08/15/2021 (h)		1,700	1,882
Santander UK Group Holdings PLC
6.750% due 06/24/2024 (h)	GBP	3,795	5,372
7.375% due 06/24/2022 (h)		3,520	5,015
Sberbank of Russia Via SB Capital S.A.
5.717% due 06/16/2021		$1,900	2,048
6.125% due 02/07/2022		1,300	1,420
Spirit Realty LP
4.450% due 09/15/2026 (l)		1,600	1,546
Springleaf Finance Corp.
6.125% due 05/15/2022		656	690
8.250% due 10/01/2023		1,200	1,356

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Tesco Property Finance PLC
7.623% due 07/13/2039	GBP	419	$718

			156,288

INDUSTRIALS 20.8%
Altice Financing S.A.
7.500% due 05/15/2026		$1,600	1,778
AMC Networks, Inc.
4.750% due 08/01/2025		90	91
BMC Software Finance, Inc.
8.125% due 07/15/2021		1,688	1,751
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (d)		4,342	4,358
Burger King Worldwide, Inc.
4.250% due 05/15/2024		199	201
Caesars Entertainment Operating Co., Inc.
8.500% due 02/15/2020 ^(i)		3,246	4,220
9.000% due 02/15/2020 ^(i)		1,854	2,415
10.000% due 12/15/2018 ^		5,770	5,503
Charter Communications Operating LLC
5.375% due 05/01/2047		64	67
Chesapeake Energy Corp.
4.554% due 04/15/2019		115	114
CommScope Technologies LLC
5.000% due 03/15/2027		2	2
Community Health Systems, Inc.
6.250% due 03/31/2023		158	162
Continental Airlines Pass-Through Trust
9.798% due 10/01/2022		831	914
CSN Resources S.A.
6.500% due 07/21/2020		519	396
DAE Funding LLC
4.000% due 08/01/2020 (c)		60	61
4.500% due 08/01/2022 (c)		60	61
5.000% due 08/01/2024 (c)		150	154
DriveTime Automotive Group, Inc.
8.000% due 06/01/2021 (l)		4,100	4,131
Dynegy, Inc.
8.034% due 02/02/2024		1,832	1,777
Exela Intermediate LLC
10.000% due 07/15/2023		117	114
Ferroglobe PLC
9.375% due 03/01/2022		2,000	2,155
Ford Motor Co.
7.700% due 05/15/2097 (l)		7,830	9,758
Fresh Market, Inc.
9.750% due 05/01/2023 (l)		5,650	4,647
Frontier Finance PLC
8.000% due 03/23/2022	GBP	4,600	6,342
HCA, Inc.
5.500% due 06/15/2047		$98	102
7.500% due 11/15/2095		1,200	1,241
iHeartCommunications, Inc.
9.000% due 09/15/2022		3,440	2,546
Intelsat Jackson Holdings S.A.
7.250% due 10/15/2020		3,720	3,590
9.750% due 07/15/2025		195	202
Intelsat Luxembourg S.A.
7.750% due 06/01/2021		10,492	6,767
8.125% due 06/01/2023		1,121	700
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019		7,070	7,017
Kinder Morgan Energy Partners LP
6.375% due 03/01/2041 (l)		400	458
Kinder Morgan, Inc.
7.800% due 08/01/2031 (l)		3,580	4,583
Mallinckrodt International Finance S.A.
4.750% due 04/15/2023		960	854
5.500% due 04/15/2025		770	716
New Albertson’s, Inc.
6.570% due 02/23/2028 (l)		5,600	4,298

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2017	35

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Park Aerospace Holdings Ltd.
5.250% due 08/15/2022		$13	$13
5.500% due 02/15/2024		36	37
Petroleos Mexicanos
6.500% due 03/13/2027		260	287
6.750% due 09/21/2047		270	285
PetSmart, Inc.
5.875% due 06/01/2025		108	104
Prime Security Services Borrower LLC
9.250% due 05/15/2023		627	702
QVC, Inc.
4.375% due 03/15/2023		410	422
5.450% due 08/15/2034		900	881
5.950% due 03/15/2043		3,682	3,608
Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	1,000	1,639
Safeway, Inc.
7.250% due 02/01/2031 (l)		$1,345	1,244
SFR Group S.A.
7.375% due 05/01/2026 (l)		5,340	5,801
Sirius XM Radio, Inc.
3.875% due 08/01/2022		57	58
Spirit Issuer PLC
3.000% due 12/28/2031	GBP	1,000	1,288
6.582% due 12/28/2027		1,400	1,993
Symantec Corp.
5.000% due 04/15/2025		$44	46
Times Square Hotel Trust
8.528% due 08/01/2026		1,678	2,013
UCP, Inc.
8.500% due 10/21/2017		6,000	6,060
Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	3,630	5,407
6.542% due 03/30/2021		1,511	2,182
United Group BV
4.375% due 07/01/2022	EUR	100	119
4.875% due 07/01/2024		100	118
UPCB Finance Ltd.
3.625% due 06/15/2029		190	224
Valeant Pharmaceuticals International, Inc.
6.500% due 03/15/2022		$86	91
7.000% due 03/15/2024		165	176
Virgin Media Secured Finance PLC
5.000% due 04/15/2027	GBP	300	414
Westmoreland Coal Co.
8.750% due 01/01/2022		$5,955	5,203
Wynn Las Vegas LLC
5.250% due 05/15/2027		60	62

			124,723

UTILITIES 5.0%
AT&T, Inc.
2.215% due 02/14/2023 (c)		90	90
2.850% due 02/14/2023 (c)		200	201
3.400% due 08/14/2024 (c)		390	391
3.900% due 08/14/2027 (c)		350	350
4.900% due 08/14/2037 (c)		358	358
5.150% due 02/14/2050 (c)		538	538
5.300% due 08/14/2058 (c)		160	160
Frontier Communications Corp.
8.500% due 04/15/2020		985	1,005
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022 (l)		5,700	5,775
6.000% due 11/27/2023 (l)		700	764
Mountain States Telephone & Telegraph Co.
7.375% due 05/01/2030		8,200	8,661
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022 ^		286	178
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023 ^(j)		2,600	930
6.750% due 10/01/2023 ^(j)		2,811	1,006
Petrobras Global Finance BV
6.250% due 12/14/2026	GBP	4,800	6,552

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.625% due 01/16/2034	GBP	100	$133
6.750% due 01/27/2041		$2,300	2,217
7.250% due 03/17/2044		244	246
TerraForm Power Operating LLC
6.375% due 02/01/2023		625	653

			30,208

Total Corporate Bonds & Notes (Cost $294,035)			311,219

CONVERTIBLE BONDS & NOTES 0.7%

INDUSTRIALS 0.7%
DISH Network Corp.
3.375% due 08/15/2026		3,400	4,241

Total Convertible Bonds & Notes (Cost $3,400)			4,241

MUNICIPAL BONDS & NOTES 4.6%

CALIFORNIA 0.9%
Riverside County, California Redevelopment Successor Agency Tax Allocation Bonds, Series 2010
7.750% due 10/01/2037		1,220	1,349
Stockton Public Financing Authority, California Revenue Bonds, (BABs), Series 2009
7.942% due 10/01/2038		3,400	3,752

			5,101

ILLINOIS 2.3%
Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
7.517% due 01/01/2040		12,700	13,562
Chicago, Illinois General Obligation Bonds, Series 2014
6.314% due 01/01/2044		60	60
Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029		110	119
Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035		35	39
7.350% due 07/01/2035		20	23
Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033		270	271

			14,074

VIRGINIA 0.1%
Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046		785	674

WEST VIRGINIA 1.3%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (g)		44,400	2,310
7.467% due 06/01/2047		5,885	5,587

			7,897

Total Municipal Bonds & Notes (Cost $25,728)			27,746

U.S. GOVERNMENT AGENCIES 5.7%
Fannie Mae
3.000% due 02/25/2043 (a)		58,999	12,149
4.232% due 10/25/2029		520	545
4.782% due 07/25/2029		850	915
5.482% due 01/25/2029		400	449
6.082% due 10/25/2029		330	362
6.982% due 07/25/2029		1,150	1,346
Freddie Mac
0.000% due 04/25/2045 - 08/25/2046 (b)(g)		10,900	8,475

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.100% due 04/25/2046 - 08/25/2046 (a)		$50,710	$198
0.200% due 04/25/2045 (a)		5,683	15
6.174% due 11/25/2055		8,250	4,713
8.782% due 12/25/2027		3,295	3,872
11.982% due 03/25/2025		736	997

Total U.S. Government Agencies (Cost $31,462)			34,036

NON-AGENCY MORTGAGE-BACKED SECURITIES 25.0%
Banc of America Alternative Loan Trust
5.500% due 10/25/2035 ^		4,839	4,290
6.000% due 01/25/2036 ^		127	119
Banc of America Funding Trust
6.000% due 07/25/2037 ^		344	266
Banc of America Mortgage Trust
3.622% due 03/25/2035		107	105
6.000% due 03/25/2037 ^		424	408
BCAP LLC Trust
3.285% due 03/27/2036		2,211	1,269
3.517% due 08/28/2037		6,772	6,343
5.045% due 03/26/2037		1,042	629
7.711% due 07/26/2036		1,661	1,636
Bear Stearns ALT-A Trust
1.732% due 01/25/2036 ^		1,574	1,583
3.226% due 09/25/2047 ^		7,169	5,652
3.268% due 11/25/2036 ^		4,735	3,903
3.322% due 11/25/2035 ^		6,816	6,204
3.525% due 08/25/2036 ^		1,109	828
3.625% due 09/25/2035 ^		715	586
Bear Stearns Commercial Mortgage Securities Trust
5.713% due 04/12/2038		210	166
Bear Stearns Mortgage Funding Trust
7.500% due 08/25/2036		1,319	1,295
Chase Mortgage Finance Trust
3.224% due 12/25/2035 ^		13	13
6.000% due 07/25/2037 ^		972	893
Citigroup Mortgage Loan Trust, Inc.
3.203% due 04/25/2037 ^		317	259
3.661% due 09/25/2037 ^		2,359	1,964
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.398% due 12/11/2049		62	35
5.688% due 10/15/2048		8,290	4,448
Commercial Mortgage Loan Trust
6.155% due 12/10/2049		1,973	1,245
Countrywide Alternative Loan Resecuritization Trust
6.000% due 08/25/2037 ^		1,313	1,042
Countrywide Alternative Loan Trust
5.500% due 03/25/2035		334	262
5.500% due 03/25/2036 ^		184	148
5.750% due 01/25/2035		462	465
5.750% due 02/25/2035		487	466
5.750% due 03/25/2037 ^		872	742
6.000% due 02/25/2035		1,190	1,212
6.000% due 04/25/2036		1,318	1,026
6.000% due 02/25/2037 ^		6,521	4,602
6.000% due 04/25/2037 ^		1,439	1,119
6.000% due 07/25/2037 ^		331	322
6.250% due 12/25/2036 ^		1,678	1,244
6.500% due 08/25/2036 ^		596	406
Countrywide Home Loan Mortgage Pass-Through Trust
3.331% due 09/20/2036 ^		344	287
6.000% due 07/25/2037		2,074	1,685
Credit Suisse Commercial Mortgage Trust
5.870% due 09/15/2040		768	768
Credit Suisse Mortgage Capital Certificates
1.440% due 10/26/2036		6,989	4,654
Epic Drummond Ltd.
0.000% due 01/25/2022	EUR	135	159
First Horizon Alternative Mortgage Securities Trust
6.000% due 08/25/2036 ^		$5,207	4,384
GS Mortgage Securities Trust
5.622% due 11/10/2039		939	863
GSR Mortgage Loan Trust
3.716% due 08/25/2034		496	482

36	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 05/25/2036 ^		$465	$444
6.000% due 02/25/2036 ^		3,326	2,690
HarborView Mortgage Loan Trust
1.468% due 01/19/2036 ^		4,452	3,083
3.472% due 06/19/2036 ^		8,413	6,157
IndyMac Mortgage Loan Trust
6.500% due 07/25/2037 ^		3,530	2,355
Jefferies Resecuritization Trust
6.000% due 05/26/2036		15,481	11,311
JPMorgan Alternative Loan Trust
3.079% due 03/25/2037 ^		2,052	1,834
6.000% due 12/25/2035 ^		2,069	2,013
JPMorgan Chase Commercial Mortgage Securities Trust
5.623% due 05/12/2045		1,547	1,331
JPMorgan Mortgage Trust
3.304% due 01/25/2037 ^		840	828
3.378% due 02/25/2036 ^		3,174	2,849
3.463% due 04/25/2037		11	10
LB-UBS Commercial Mortgage Trust
5.407% due 11/15/2038		913	700
5.562% due 02/15/2040		1,319	950
Lehman Mortgage Trust
6.000% due 07/25/2037 ^		216	204
Lehman XS Trust
1.452% due 06/25/2047		2,737	2,390
MASTR Alternative Loan Trust
6.750% due 07/25/2036		2,065	1,464
Merrill Lynch Mortgage Investors Trust
3.214% due 03/25/2036 ^		845	619
Mesdag Delta BV
0.000% due 01/25/2020	EUR	1,244	1,440
Morgan Stanley Capital Trust
5.991% due 06/11/2049		$1,741	1,747
Residential Accredit Loans, Inc. Trust
1.462% due 05/25/2037 ^		229	174
4.284% due 12/26/2034 ^		2,290	1,814
6.000% due 08/25/2036 ^		433	375
Residential Asset Mortgage Products Trust
6.500% due 12/25/2031		640	646
Residential Asset Securitization Trust
6.000% due 11/25/2036 ^		3,038	2,075
6.250% due 09/25/2037 ^		2,834	2,076
6.250% due 06/25/2046		1,447	1,224
Residential Funding Mortgage Securities, Inc. Trust
4.030% due 02/25/2037		2,028	1,631
6.500% due 03/25/2032		198	204
Sequoia Mortgage Trust
3.228% due 02/20/2047		459	414
4.707% due 07/20/2037 ^		915	803
Structured Adjustable Rate Mortgage Loan Trust
3.243% due 11/25/2036 ^		3,051	2,768
3.291% due 07/25/2036 ^		740	589
3.337% due 07/25/2036 ^		8,280	6,294
3.342% due 03/25/2037 ^		3,487	2,818
3.391% due 01/25/2036 ^		2,719	2,081
3.559% due 07/25/2035 ^		981	855
Suntrust Adjustable Rate Mortgage Loan Trust
3.531% due 02/25/2037 ^		448	402
3.604% due 04/25/2037 ^		726	620
WaMu Mortgage Pass-Through Certificates Trust
2.999% due 07/25/2037 ^		547	455
3.030% due 10/25/2036 ^		2,696	2,396
3.160% due 02/25/2037 ^		719	684
3.326% due 07/25/2037 ^		1,261	1,176
Washington Mutual Mortgage Pass-Through Certificates Trust
1.616% due 05/25/2047 ^		220	46
6.000% due 10/25/2035 ^		2,117	1,667
Wells Fargo Mortgage-Backed Securities Trust
3.166% due 07/25/2036 ^		458	461
3.329% due 05/25/2036 ^		84	80

Total Non-Agency Mortgage-Backed Securities (Cost $141,927)			149,724

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 19.7%
ACE Securities Corp. Home Equity Loan Trust
1.622% due 02/25/2036		$28,019	$14,216
Airspeed Ltd.
1.496% due 06/15/2032		3,155	2,642
Argent Securities Trust
1.422% due 03/25/2036		4,033	2,162
Bear Stearns Asset-Backed Securities Trust
1.372% due 10/25/2036 ^		5,597	5,538
6.500% due 10/25/2036 ^		374	286
Belle Haven ABS CDO Ltd.
1.551% due 07/05/2046		175,347	3,034
BlueMountain CLO Ltd.
6.754% due 04/13/2027		1,000	994
CIFC Funding Ltd.
0.000% due 05/24/2026 (g)		2,300	1,538
0.000% due 07/22/2026 (g)		1,500	983
Citigroup Mortgage Loan Trust, Inc.
1.392% due 12/25/2036		4,292	2,876
Countrywide Asset-Backed Certificates
1.372% due 06/25/2047 ^		1,801	1,404
1.402% due 03/25/2037		2,545	2,422
1.952% due 01/25/2036		4,000	3,898
First Franklin Mortgage Loan Trust
1.862% due 09/25/2035		3,835	2,142
2.207% due 05/25/2036		7,682	3,791
Fremont Home Loan Trust
2.162% due 06/25/2035 ^		6,000	4,964
Grosvenor Place CLO BV
0.000% due 04/30/2029	EUR	500	467
Highbridge Loan Management Ltd.
6.621% due 05/05/2027		$500	490
HSI Asset Securitization Corp. Trust
0.000% due 10/25/2036 (g)		3,404	1,426
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
1.392% due 07/25/2037		11,099	7,007
JPMorgan Mortgage Acquisition Corp.
1.522% due 01/25/2036		747	723
JPMorgan Mortgage Acquisition Trust
1.392% due 11/25/2036		5,133	4,633
4.852% due 10/25/2030 ^		6,831	5,062
Lehman XS Trust
5.170% due 08/25/2035 ^		260	246
Long Beach Mortgage Loan Trust
1.532% due 01/25/2036		5,000	3,785
Magnetite Ltd.
6.454% due 04/15/2027		1,000	969
Merrill Lynch Mortgage Investors Trust
1.392% due 04/25/2037		589	333
Morgan Stanley ABS Capital, Inc. Trust
1.382% due 06/25/2036		1,412	1,353
Morgan Stanley Mortgage Loan Trust
6.250% due 07/25/2047 ^		778	557
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.752% due 08/25/2035		5,000	4,056
3.002% due 10/25/2034		573	532
Residential Asset Mortgage Products Trust
2.327% due 12/25/2033		199	192
2.432% due 01/25/2035 ^		2,856	2,113
SLM Student Loan Trust
0.000% due 10/28/2029 (g)		3	3,386
0.000% due 01/25/2042 (g)		4	3,504
SoFi Professional Loan Program LLC
0.000% due 05/25/2040 (g)		4,300	2,243
0.000% due 07/25/2040 (g)		21	1,175
0.000% due 09/25/2040 (g)		1,718	973
Soundview Home Loan Trust
1.482% due 08/25/2037		2,000	1,665
South Coast Funding Ltd.
1.785% due 08/10/2038		10,414	2,042

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Symphony CLO Ltd.
5.904% due 07/14/2026		$2,000	$1,925
Taberna Preferred Funding Ltd.
1.551% due 08/05/2036		451	341
1.551% due 08/05/2036 ^		8,350	6,304
1.771% due 07/05/2035		8,849	7,478

Total Asset-Backed Securities (Cost $110,384)			117,870

SOVEREIGN ISSUES 2.5%
Argentine Government International Bond
2.260% due 12/31/2038	EUR	650	476
3.875% due 01/15/2022		200	236
5.000% due 01/15/2027		300	331
7.820% due 12/31/2033		6,743	8,395
Autonomous Community of Catalonia
4.900% due 09/15/2021		1,500	1,890
Republic of Greece Government International Bond
3.000% due 02/24/2023		142	158
3.000% due 02/24/2024		142	155
3.000% due 02/24/2025		142	153
3.000% due 02/24/2026		142	151
3.000% due 02/24/2027		142	149
3.000% due 02/24/2028		142	142
3.000% due 02/24/2029		142	137
3.000% due 02/24/2030		142	135
3.000% due 02/24/2031		142	132
3.000% due 02/24/2032		142	130
3.000% due 02/24/2033		142	128
3.000% due 02/24/2034		142	127
3.000% due 02/24/2035		142	124
3.000% due 02/24/2036		142	122
3.000% due 02/24/2037		142	121
3.000% due 02/24/2038		142	120
3.000% due 02/24/2039		142	120
3.000% due 02/24/2040		142	120
3.000% due 02/24/2041		142	120
3.000% due 02/24/2042		142	120
3.800% due 08/08/2017	JPY	47,000	427
4.750% due 04/17/2019	EUR	400	484
Sri Lanka Government International Bond
6.200% due 05/11/2027		$200	206

Total Sovereign Issues (Cost $13,313)			15,109

		SHARES
COMMON STOCKS 0.2%

ENERGY 0.0%
Forbes Energy Services Ltd. (e)(j)		11,400	122

FINANCIALS 0.2%
TIG FinCo PLC (j)		761,602	1,005

Total Common Stocks (Cost $1,390)			1,127

WARRANTS 0.1%

INDUSTRIALS 0.1%
Sequa Corp. - Exp. 04/28/2024		775,000	363

UTILITIES 0.0%
Dynegy, Inc. - Exp. 02/02/2024		61,388	12

Total Warrants (Cost $161)			375

PREFERRED SECURITIES 3.6%

BANKING & FINANCE 1.3%
Farm Credit Bank of Texas
10.000% due 12/15/2020 (h)		6,250	7,683

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2017	37

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 2.3%
Sequa Corp.
9.000%	14,354	$14,002

Total Preferred Securities (Cost $22,042)		21,685

SHORT-TERM INSTRUMENTS 2.0%

REPURCHASE AGREEMENTS (k) 1.6%
		9,443

	PRINCIPAL AMOUNT (000S)
U.S. TREASURY BILLS 0.4%
0.966% due 08/31/2017 - 01/04/2018 (f)(g)(n)(p)	$2,716	2,712

Total Short-Term Instruments (Cost $12,155)		$12,155

MARKET VALUE (000S)
Total Investments in Securities (Cost $684,686)	723,346

Total Investments 120.7% (Cost $684,686)	$723,346

Financial Derivative Instruments (m)(o) (0.5)% (Cost or Premiums, net $(1,182))	(2,737)

Preferred Shares (9.3)%	(55,525)

Other Assets and Liabilities, net (10.9)%	(65,818)

Net Assets Applicable to Common Shareholders 100.0%	$599,266

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind security.
(e)	Security did not produce income within the last twelve months.
(f)	Coupon represents a weighted average yield to maturity.
(g)	Zero coupon security.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Security is subject to a forbearance agreement entered into by the Fund which forbears the Fund from taking action to, among other things, accelerate and collect payments on the subject note with respect to specified events of default.

(j)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Forbes Energy Services Ltd.	10/09/2014 - 11/18/2016	$370	$122	0.02%
Odebrecht Offshore Drilling Finance Ltd. 6.625% due 10/01/2023	04/09/2015 - 07/30/2015	2,058	930	0.16
Odebrecht Offshore Drilling Finance Ltd. 6.750% due 10/01/2023	04/09/2015 - 07/30/2015	2,077	1,006	0.17
TIG FinCo PLC	04/02/2015 - 07/20/2017	1,020	1,005	0.16

		$ 5,525	$3,063	0.51%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SAL	1.160%	07/31/2017	08/01/2017	$8,400	U.S. Treasury Notes 1.125% due 02/28/2021	$(8,568)	$8,400	$8,400
SSB	0.200	07/31/2017	08/01/2017	1,043	U.S. Treasury Notes 3.500% due 05/15/2020(2)	(1,068)	1,043	1,043

Total Repurchase Agreements						$(9,636)	$9,443	$9,443

38	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2017

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date	Amount Borrowed(3)	Payable for Reverse Repurchase Agreements
FOB	1.600%	07/21/2017	08/04/2017	$(2,931)	$(2,932)
JML	1.950	07/18/2017	08/18/2017	(614)	(615)
	1.950	07/31/2017	08/18/2017	(4,687)	(4,687)
MSC	1.770	05/02/2017	08/02/2017	(8,554)	(8,592)
RBC	2.060	02/27/2017	08/28/2017	(6,785)	(6,845)
RDR	1.590	05/17/2017	08/17/2017	(4,366)	(4,381)
	1.590	05/18/2017	08/17/2017	(1,969)	(1,976)
	1.640	06/14/2017	09/14/2017	(8,797)	(8,816)
RTA	2.064	06/08/2017	12/08/2017	(3,384)	(3,395)
	2.072	06/14/2017	12/14/2017	(8,202)	(8,225)
SOG	1.780	06/07/2017	09/07/2017	(6,422)	(6,439)
UBS	1.590	05/23/2017	08/23/2017	(424)	(425)
	1.590	06/02/2017	08/23/2017	(1,464)	(1,468)
	1.840	05/30/2017	08/23/2017	(2,126)	(2,133)
	1.990	05/22/2017	08/22/2017	(4,482)	(4,500)
	2.010	06/02/2017	09/05/2017	(5,487)	(5,505)
	2.030	05/15/2017	08/15/2017	(4,624)	(4,644)

Total Reverse Repurchase Agreements					$(75,578)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of July 31, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
FOB	$0	$(2,932)	$0	$(2,932)	$3,140	$208
JML	0	(5,302)	0	(5,302)	6,539	1,237
MSC	0	(8,592)	0	(8,592)	9,548	956
RBC	0	(6,845)	0	(6,845)	7,710	865
RDR	0	(15,173)	0	(15,173)	15,657	484
RTA	0	(11,620)	0	(11,620)	12,337	717
SAL	8,400	0	0	8,400	(8,568)	(168)
SOG	0	(6,439)	0	(6,439)	7,046	607
SSB	1,043	0	0	1,043	(1,068)	(25)
UBS	0	(18,675)	0	(18,675)	22,007	3,332

Total Borrowings and Other Financing Transactions	$9,443	$(75,578)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(43,198)	$(20,761)	$(11,619)	$(75,578)

Total Borrowings	$0	$(43,198)	$(20,761)	$(11,619)	$(75,578)

Gross amount of recognized liabilities for reverse repurchase agreements					$(75,578)

(l)	Securities with an aggregate market value of $84,831 have been pledged as collateral under the terms of the above master agreements as of July 31, 2017.

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

The average amount of borrowings outstanding during the period ended July 31, 2017 was $(84,961) at a weighted average interest rate of 1.617%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2017	39

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at July 31, 2017(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
Banco Espirito Santo S.A.	5.000%	12/20/2021	14.980%	EUR	100	$(23)	$(5)	$(28)	$1	$0
Frontier Communications Corp.	5.000	06/20/2020	6.967	$	5,500	(177)	(68)	(245)	8	0
Navient Corp.	5.000	12/20/2021	2.538		600	21	43	64	0	0

						$(179)	$(30)	$(209)	$9	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
							Asset	Liability
CDX.HY-26 5-Year Index	5.000%	06/20/2021	$1,386	$63	$61	$124	$1	$0
CDX.HY-28 5-Year Index	5.000	06/20/2022	1,000	71	11	82	0	0

				$134	$72	$206	$1	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
Pay	3-Month USD-LIBOR	2.000%	12/16/2020	$	59,300	$1,546	$(1,011)	$535	$0	$(13)
Pay	3-Month USD-LIBOR	2.000	06/15/2021		36,800	1,248	(943)	305	0	(8)
Pay(5)	3-Month USD-LIBOR	2.250	12/20/2022		62,000	747	2	749	0	(7)
Pay	3-Month USD-LIBOR	2.750	06/17/2025		75,590	4,663	(1,143)	3,520	10	0
Pay(5)	3-Month USD-LIBOR	2.500	12/20/2027		43,400	299	398	697	20	0
Pay	3-Month USD-LIBOR	3.500	06/19/2044		169,400	(5,526)	37,996	32,470	113	0
Receive	3-Month USD-LIBOR	2.250	12/21/2046		234,240	(16,773)	33,055	16,282	0	(199)
Receive(5)	3-Month USD-LIBOR	2.750	12/20/2047		13,300	(490)	58	(432)	0	(10)
Pay	6-Month AUD-BBR-BBSW	3.500	06/17/2025	AUD	7,600	188	171	359	6	0
Receive(5)	6-Month EUR-EURIBOR	1.000	09/20/2027	EUR	11,800	14	(44)	(30)	26	0
Receive(5)	6-Month GBP-LIBOR	1.500	09/20/2027	GBP	21,100	(341)	(168)	(509)	59	0

						$(14,425)	$68,371	$53,946	$234	$(237)

Total Swap Agreements						$(14,470)	$68,413	$53,943	$244	$(237)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of July 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$244	$244	$0	$0	$(237)	$(237)

(n)	Securities with an aggregate market value of $636 and cash of $12,478 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of July 31, 2017. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

40	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2017

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	08/2017	EUR	2,186		$2,511	$0	$(76)
	08/2017	GBP	742		961	0	(18)
BPS	08/2017	EUR	23,791		27,101	0	(1,062)
	08/2017	JPY	44,300		396	0	(6)
CBK	08/2017	EUR	776		886	0	(33)
GLM	08/2017	GBP	363		469	0	(10)
	08/2017		$53,816	GBP	40,956	221	0
	09/2017	GBP	40,956		$53,876	0	(222)
HUS	08/2017	AUD	196		150	0	(7)
JPM	08/2017	EUR	364		422	0	(9)
MSB	08/2017		$32,742	EUR	27,930	321	0
	09/2017	EUR	27,930		$32,800	0	(321)
RBC	08/2017	GBP	4,759		6,185	0	(94)
TOR	08/2017		$398	JPY	44,300	4	0
	09/2017	JPY	44,300		$399	0	(3)
UAG	08/2017	EUR	1,033		1,181	0	(42)
	08/2017	GBP	35,092		45,014	0	(1,286)

Total Forward Foreign Currency Contracts						$546	$(3,189)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at July 31, 2017(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BPS	Petrobras Global Finance BV	1.000%	12/20/2019	1.407%	$ 2,400	$(247)	$227	$0	$(20)
GST	Petrobras Global Finance BV	1.000	12/20/2019	1.407	8,900	(912)	838	0	(74)
	Petrobras Global Finance BV	1.000	09/20/2020	1.821	10	(1)	1	0	0
	Petrobras Global Finance BV	1.000	12/20/2021	2.538	100	(16)	10	0	(6)
HUS	Petrobras Global Finance BV	1.000	09/20/2020	1.821	40	(6)	5	0	(1)

						$(1,182)	$1,081	$0	$(101)

Total Swap Agreements						$(1,182)	$1,081	$0	$(101)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of July 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(4)
BOA	$0	$0	$0	$0	$(94)	$0	$0	$(94)	$(94)	$0	$(94)
BPS	0	0	0	0	(1,068)	0	(20)	(1,088)	(1,088)	883	(205)
CBK	0	0	0	0	(33)	0	0	(33)	(33)	0	(33)
GLM	221	0	0	221	(232)	0	0	(232)	(11)	0	(11)
GST	0	0	0	0	0	0	(80)	(80)	(80)	163	83
HUS	0	0	0	0	(7)	0	(1)	(8)	(8)	0	(8)
JPM	0	0	0	0	(9)	0	0	(9)	(9)	0	(9)
MSB	321	0	0	321	(321)	0	0	(321)	0	0	0
RBC	0	0	0	0	(94)	0	0	(94)	(94)	0	(94)
TOR	4	0	0	4	(3)	0	0	(3)	1	0	1
UAG	0	0	0	0	(1,328)	0	0	(1,328)	(1,328)	1,030	(298)

Total Over the Counter	$546	$0	$0	$546	$(3,189)	$0	$(101)	$(3,290)

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2017	41

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)

(p)	Securities with an aggregate market value of $2,076 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of July 31, 2017.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of July 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$10	$0	$0	$234	$244

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$546	$0	$546

	$0	$10	$0	$546	$234	$790

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$237	$237

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,189	$0	$3,189
Swap Agreements	0	101	0	0	0	101

	$0	$101	$0	$3,189	$0	$3,290

	$0	$101	$0	$3,189	$237	$3,527

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended July 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$1,288	$0	$0	$8,813	$10,101

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,693	$0	$3,693
Swap Agreements	0	204	0	0	0	204

	$0	$204	$0	$3,693	$0	$3,897

	$0	$1,492	$0	$3,693	$8,813	$13,998

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(537)	$0	$0	$(7,083)	$(7,620)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2,588)	$0	$(2,588)
Swap Agreements	0	1,288	0	0	0	1,288

	$0	$1,288	$0	$(2,588)	$0	$(1,300)

	$0	$751	$0	$(2,588)	$(7,083)	$(8,920)

42	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2017

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of July 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 07/31/2017
Investments in Securities, at Value
Loan Participations and Assignments	$0	$27,320	$739	$28,059
Corporate Bonds & Notes
Banking & Finance	0	151,837	4,451	156,288
Industrials	0	118,663	6,060	124,723
Utilities	0	30,208	0	30,208
Convertible Bonds & Notes
Industrials	0	4,241	0	4,241
Municipal Bonds & Notes
California	0	5,101	0	5,101
Illinois	0	14,074	0	14,074
Virginia	0	674	0	674
West Virginia	0	7,897	0	7,897
U.S. Government Agencies	0	29,323	4,713	34,036
Non-Agency Mortgage-Backed Securities	0	149,724	0	149,724
Asset-Backed Securities	0	106,589	11,281	117,870
Sovereign Issues	0	15,109	0	15,109
Common Stocks
Energy	122	0	0	122
Financials	0	0	1,005	1,005
Warrants
Industrials	0	0	363	363
Utilities	12	0	0	12
Preferred Securities
Banking & Finance	0	7,683	0	7,683
Industrials	0	0	14,002	14,002

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 07/31/2017
Short-Term Instruments
Repurchase Agreements	$0	$9,443	$0	$9,443
U.S. Treasury Bills	0	2,712	0	2,712

Total Investments	$134	$680,598	$42,614	$723,346

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	244	0	244
Over the counter	0	546	0	546

	$0	$790	$0	$790

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(237)	0	(237)
Over the counter	0	(3,290)	0	(3,290)

	$0	$(3,527)	$0	$(3,527)

Total Financial Derivative Instruments	$0	$(2,737)	$0	$(2,737)

Totals	$134	$677,861	$42,614	$720,609

There were no significant transfers among Levels 1 and 2 during the period ended July 31, 2017.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended July 31, 2017:

Category and Subcategory	Beginning Balance at 07/31/2016	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 07/31/2017	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 07/31/2017(1)
Investments in Securities, at Value
Loan Participations and Assignments	$0	$717	$0	$1	$0	$21	$0	$0	$739	$21
Corporate Bonds & Notes
Banking & Finance	5,517	200	(1,249)	2	154	(173)	0	0	4,451	(1)
Industrials	5,973	0	0	8	0	79	0	0	6,060	79
U.S. Government Agencies	4,470	0	(82)	81	33	211	0	0	4,713	207
Asset-Backed Securities	8,165	4,391	0	23	0	(1,298)	0	0	11,281	(1,298)
Common Stocks
Financials	116	750	0	0	0	139	0	0	1,005	139
Warrants
Industrials	0	0	0	0	0	363	0	0	363	363
Preferred Securities
Industrials	0	14,354	0	0	0	(352)	0	0	14,002	(352)

Totals	$24,241	$20,412	$(1,331)	$115	$187	$(1,010)	$0	$0	$42,614	$(842)

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2017	43

Schedule of Investments PIMCO Corporate & Income Strategy Fund (Cont.)

July 31, 2017

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 07/31/2017	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$145	Other Valuation Techniques(2)	—	—
	398	Proxy Pricing	Base Price	99.500
	196	Third Party Vendor	Broker Quote	98.000
Corporate Bonds & Notes
Banking & Finance	4,451	Proxy Pricing	Base Price	101.000-114.491
Industrials	6,060	Proxy Pricing	Base Price	101.000
U.S. Government Agencies	4,713	Proxy Pricing	Base Price	57.000
Asset-Backed Securities	11,281	Proxy Pricing	Base Price	52.170-100,000.000
Common Stocks
Financials	1,005	Other Valuation Techniques(2)	—	—
Warrants
Industrials	363	Other Valuation Techniques(2)	—	—
Preferred Securities
Industrials	14,002	Fundamental Valuation	Company Assets	$ 551,000.000

Total	$42,614

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at July 31, 2017 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

44	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments PIMCO High Income Fund

July 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 125.7%

LOAN PARTICIPATIONS AND ASSIGNMENTS 2.9%
Almonde, Inc.
8.459% due 06/13/2025		$100	$103
CD&R Plumb Buyer LLC
TBD% due 06/25/2018		250	249
Diamond BV
TBD% due 07/12/2024		100	100
TBD% due 07/25/2024	EUR	100	119
Drillships Ocean Ventures, Inc.
7.750% due 07/25/2021		$5,000	4,428
Forbes Energy Services LLC
5.000% - 7.000% due 04/13/2021		813	839
Gartner, Inc.
3.234% due 04/05/2024		26	26
HD Supply Waterworks Ltd.
TBD% due 08/01/2024		60	61
iHeartCommunications, Inc.
7.984% due 01/30/2019		17,200	14,040
Klockner-Pentaplast of America, Inc.
4.750% due 06/30/2022	EUR	100	118
Parexel International Corp.
TBD% due 07/18/2018		$200	199
Petroleo Global Trading BV
TBD% due 02/19/2020		300	294
Sequa Mezzanine Holdings LLC
6.758% - 6.814% due 11/28/2021		330	333
10.314% due 04/28/2022		140	143
Staples, Inc.
TBD% due 08/02/2018		870	863
Vistra Operations Co. LLC
4.476% - 4.488% due 12/14/2023		896	903
Westmoreland Coal Co.
7.796% due 12/16/2020		3,176	2,822

Total Loan Participations and Assignments (Cost $26,961)			25,640

CORPORATE BONDS & NOTES 62.4%

BANKING & FINANCE 31.7%
AGFC Capital Trust
3.054% due 01/15/2067		27,410	16,309
Ally Financial, Inc.
8.000% due 11/01/2031		2,670	3,327
8.000% due 11/01/2031 (l)		2,762	3,442
Ardonagh Midco PLC
8.375% due 07/15/2023	GBP	2,700	3,593
AssuredPartners, Inc.
7.000% due 08/15/2025 (c)		$27	27
Atlantic Marine Corps Communities LLC
5.383% due 02/15/2048		4,579	4,440
Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 (h)	EUR	3,000	3,804
Banco do Brasil S.A.
6.250% due 04/15/2024 (h)		$5,950	5,154
9.000% due 06/18/2024 (h)		7,739	8,046
Banco Espirito Santo S.A.
4.000% due 01/21/2019 ^	EUR	5,800	2,128
4.750% due 01/15/2018 ^		6,400	2,349
Banco Santander S.A.
6.250% due 09/11/2021 (h)		2,300	2,938
Barclays PLC
6.500% due 09/15/2019 (h)		600	751
7.875% due 09/15/2022 (h)	GBP	7,210	10,543
8.000% due 12/15/2020 (h)	EUR	7,340	9,764
BNP Paribas S.A.
7.375% due 08/19/2025 (h)		$3,200	3,648
Brighthouse Financial, Inc.
4.700% due 06/22/2047		146	145

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Brighthouse Holdings LLC
6.500% due 07/27/2037 (h)		$200	$203
Cantor Fitzgerald LP
6.500% due 06/17/2022 (l)		13,100	14,681
CBL & Associates LP
5.950% due 12/15/2026 (l)		3,200	3,214
Co-operative Group Holdings Ltd.
7.500% due 07/08/2026	GBP	3,000	4,838
Cooperatieve Rabobank UA
6.625% due 06/29/2021 (h)	EUR	1,600	2,142
Credit Agricole S.A.
7.500% due 06/23/2026 (h)	GBP	400	610
7.875% due 01/23/2024 (h)(l)		$2,750	3,109
7.875% due 01/23/2024 (h)		1,700	1,922
Doctors Co.
6.500% due 10/15/2023 (l)		10,000	11,275
Flagstar Bancorp, Inc.
6.125% due 07/15/2021 (l)		3,000	3,210
GSPA Monetization Trust
6.422% due 10/09/2029		6,134	7,015
HSBC Holdings PLC
6.000% due 09/29/2023 (h)	EUR	2,600	3,522
6.000% due 05/22/2027 (h)		$200	210
International Lease Finance Corp.
6.980% due 10/15/2018		18,000	18,414
Intrum Justitia AB
2.750% due 07/15/2022	EUR	100	120
3.125% due 07/15/2024		100	120
Jefferies Finance LLC
7.250% due 08/15/2024 (c)		$200	201
7.375% due 04/01/2020		1,200	1,239
Jefferies LoanCore LLC
6.875% due 06/01/2020 (l)		17,000	17,531
Lloyds Bank PLC
12.000% due 12/16/2024 (h)(l)		12,450	16,935
Lloyds Banking Group PLC
7.875% due 06/27/2029 (h)	GBP	200	316
Midwest Family Housing LLC
6.631% due 01/01/2051 (l)		$4,891	4,253
Nationwide Building Society
10.250% due 06/29/2049 (h)	GBP	19	3,983
Navient Corp.
5.625% due 08/01/2033 (l)		$25,371	21,692
Novo Banco S.A.
5.000% due 04/04/2019	EUR	439	418
5.000% due 04/23/2019		745	710
5.000% due 05/14/2019		792	755
5.000% due 05/21/2019		387	369
5.000% due 05/23/2019		384	366
Oppenheimer Holdings, Inc.
6.750% due 07/01/2022		$68	69
Provident Funding Associates LP
6.375% due 06/15/2025		45	47
Rio Oil Finance Trust
9.250% due 07/06/2024		22,518	23,151
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 (h)(l)		7,040	7,454
8.000% due 08/10/2025 (h)(l)		7,660	8,402
8.625% due 08/15/2021 (h)		2,500	2,767
Santander UK Group Holdings PLC
6.750% due 06/24/2024 (h)	GBP	1,895	2,683
7.375% due 06/24/2022 (h)		6,363	9,066
Spirit Realty LP
4.450% due 09/15/2026 (l)		$2,300	2,223
Springleaf Finance Corp.
6.125% due 05/15/2022		975	1,026

			280,669

INDUSTRIALS 25.6%
AMC Networks, Inc.
4.750% due 08/01/2025		130	131

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Belden, Inc.
3.375% due 07/15/2027	EUR	100	$120
BMC Software Finance, Inc.
8.125% due 07/15/2021 (l)		$2,827	2,933
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (d)(l)		4,932	4,950
Caesars Entertainment Operating Co., Inc. (i)
9.000% due 02/15/2020 ^		18,786	24,469
Charter Communications Operating LLC
5.375% due 05/01/2047		95	99
Chesapeake Energy Corp.
4.554% due 04/15/2019		120	119
CMA CGM S.A.
6.500% due 07/15/2022	EUR	100	122
CommScope Technologies LLC
5.000% due 03/15/2027		$4	4
Community Health Systems, Inc.
6.250% due 03/31/2023		233	239
CSN Resources S.A.
6.500% due 07/21/2020		770	587
DAE Funding LLC
4.000% due 08/01/2020 (c)		90	92
4.500% due 08/01/2022 (c)		90	92
5.000% due 08/01/2024 (c)		220	225
Diamond Resorts International, Inc.
10.750% due 09/01/2024 (l)		3,800	4,133
DriveTime Automotive Group, Inc.
8.000% due 06/01/2021 (l)		11,130	11,213
Dynegy, Inc.
8.034% due 02/02/2024		3,605	3,497
EI Group PLC
6.000% due 10/06/2023	GBP	500	720
6.875% due 05/09/2025		6,600	9,661
Endo Finance LLC
5.375% due 01/15/2023		$1,300	1,118
Exela Intermediate LLC
10.000% due 07/15/2023		172	168
Ferroglobe PLC
9.375% due 03/01/2022 (l)		3,000	3,233
Ford Motor Co.
7.700% due 05/15/2097 (l)		16,610	20,701
Fresh Market, Inc.
9.750% due 05/01/2023 (l)		9,300	7,649
General Shopping Finance Ltd.
10.000% due 08/31/2017 (h)(l)		5,300	4,479
General Shopping Investments Ltd.
12.000% due 03/20/2022 ^(h)		2,500	1,088
Hampton Roads PPV LLC
6.621% due 06/15/2053		20,264	18,598
HCA, Inc.
5.500% due 06/15/2047		146	153
7.500% due 11/15/2095		3,462	3,579
iHeartCommunications, Inc.
9.000% due 09/15/2022		6,800	5,032
Intelsat Jackson Holdings S.A.
7.250% due 10/15/2020		4,385	4,232
9.750% due 07/15/2025		288	298
Intelsat Luxembourg S.A.
7.750% due 06/01/2021		5,615	3,622
8.125% due 06/01/2023		15,504	9,675
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019		11,750	11,662
Kinder Morgan Energy Partners LP
6.950% due 01/15/2038 (l)		1,000	1,213
Kleopatra Holdings S.C.A. (8.500% PIK)
8.500% due 06/30/2023 (d)	EUR	100	117
Mallinckrodt International Finance S.A.
4.750% due 04/15/2023		$400	356
New Albertson’s, Inc.
6.570% due 02/23/2028		4,021	3,086
Park Aerospace Holdings Ltd.
5.250% due 08/15/2022		19	19
5.500% due 02/15/2024		54	55

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2017	45

Schedule of Investments PIMCO High Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Petroleos Mexicanos
6.500% due 03/13/2027		$390	$430
6.750% due 09/21/2047		400	422
PetSmart, Inc.
5.875% due 06/01/2025		161	155
Prime Security Services Borrower LLC
9.250% due 05/15/2023		912	1,020
QVC, Inc.
5.950% due 03/15/2043		5,000	4,899
Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	18,100	29,672
Safeway, Inc.
7.250% due 02/01/2031 (l)		$5,348	4,947
Sirius XM Radio, Inc.
3.875% due 08/01/2022		83	85
Symantec Corp.
5.000% due 04/15/2025		65	68
UCP, Inc.
8.500% due 10/21/2017		10,300	10,403
Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	289	431
United Group BV
4.375% due 07/01/2022	EUR	100	119
4.875% due 07/01/2024		100	118
Valeant Pharmaceuticals International, Inc.
6.500% due 03/15/2022		$127	134
7.000% due 03/15/2024		246	263
Westmoreland Coal Co.
8.750% due 01/01/2022		10,638	9,295
Wynn Las Vegas LLC
5.250% due 05/15/2027		89	91

			226,091

UTILITIES 5.1%
AT&T, Inc.
2.215% due 02/14/2023 (c)		140	141
2.850% due 02/14/2023 (c)		290	291
3.400% due 08/14/2024 (c)		580	581
3.900% due 08/14/2027 (c)		520	521
4.900% due 08/14/2037 (c)		528	527
5.150% due 02/14/2050 (c)		792	792
5.300% due 08/14/2058 (c)		238	238
CenturyLink, Inc.
7.200% due 12/01/2025		1,122	1,144
Mountain States Telephone & Telegraph Co.
7.375% due 05/01/2030		15,200	16,055
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022 ^		4,576	2,849
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023 ^(j)		4,907	1,754
6.750% due 10/01/2023 ^(j)		10,650	3,813
Petrobras Global Finance BV
6.125% due 01/17/2022		322	339
6.250% due 12/14/2026	GBP	8,600	11,739
6.625% due 01/16/2034		200	266
6.750% due 01/27/2041		$800	771
6.850% due 06/05/2115		300	276
7.250% due 03/17/2044		363	366
7.375% due 01/17/2027 (l)		2,407	2,613
8.750% due 05/23/2026		173	204

			45,280

Total Corporate Bonds & Notes (Cost $514,417)			552,040

CONVERTIBLE BONDS & NOTES 0.7%

INDUSTRIALS 0.7%
DISH Network Corp.
3.375% due 08/15/2026		5,100	6,362

Total Convertible Bonds & Notes (Cost $5,100)			6,362

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 7.0%

CALIFORNIA 0.5%
Anaheim Redevelopment Agency, California Tax Allocation Bonds, (AGM Insured), Series 2007
6.506% due 02/01/2031	$2,000	$2,300
Sacramento County, California Revenue Bonds, Series 2013
7.250% due 08/01/2025	1,500	1,755
San Diego Tobacco Settlement Funding Corp., California Revenue Bonds, Series 2006
7.125% due 06/01/2032	255	287

		4,342

DISTRICT OF COLUMBIA 1.2%
District of Columbia Revenue Bonds, Series 2011
7.625% due 10/01/2035	9,740	10,473

ILLINOIS 2.4%
Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
6.257% due 01/01/2040	11,000	10,486
7.517% due 01/01/2040	9,805	10,470
Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035	45	50
7.350% due 07/01/2035	30	35
Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	365	366

		21,407

NEW YORK 0.2%
Erie Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2005
6.000% due 06/01/2028	1,800	1,801

TEXAS 1.1%
El Paso Downtown Development Corp., Texas Revenue Bonds, Series 2013
7.250% due 08/15/2043	7,535	9,620

VIRGINIA 0.1%
Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	1,375	1,181

WEST VIRGINIA 1.5%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (g)	66,200	3,444
7.467% due 06/01/2047	9,895	9,394

		12,838

Total Municipal Bonds & Notes (Cost $57,120)		61,662

U.S. GOVERNMENT AGENCIES 3.2%
Fannie Mae
3.500% due 09/25/2027 (a)	521	59
4.232% due 10/25/2029	780	817
5.438% due 10/25/2017 (a)	4,424	10
6.082% due 10/25/2029	490	538
7.536% due 10/25/2041	500	591
10.000% due 01/25/2034	219	253
11.071% due 05/25/2043	669	677
Freddie Mac
0.000% due 04/25/2046 - 08/25/2046 (b)(g)	12,305	9,153
0.100% due 04/25/2046 - 08/25/2046 (a)	74,060	287
4.000% due 08/15/2020 (a)	370	16

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.500% due 10/15/2037 (a)	$962	$92
4.874% due 07/15/2035 (a)	1,363	152
4.974% due 02/15/2042 (a)	2,391	312
5.000% due 06/15/2033 (a)	1,788	255
5.914% due 08/15/2036 (a)	804	175
6.174% due 11/25/2055	14,241	8,136
8.727% due 12/15/2043	71	75
10.432% due 10/25/2027	4,339	5,680
10.549% due 05/15/2033	63	76
Ginnie Mae
3.500% due 06/20/2042 - 03/20/2043 (a)	3,490	473
4.500% due 07/20/2042 (a)	285	47
5.000% due 09/20/2042 (a)	498	95
5.022% due 02/20/2042 (a)	10,487	870

Total U.S. Government Agencies (Cost $33,933)		28,839

NON-AGENCY MORTGAGE-BACKED SECURITIES 18.5%
Adjustable Rate Mortgage Trust
1.572% due 05/25/2036	4,568	2,691
Banc of America Alternative Loan Trust
4.368% due 06/25/2046 ^(a)	7,659	1,016
Banc of America Funding Trust
6.000% due 07/25/2037 ^	596	462
6.250% due 10/26/2036	10,656	8,909
Banc of America Mortgage Trust
3.434% due 02/25/2036 ^	23	21
BCAP LLC Trust
5.045% due 03/26/2037	1,958	1,182
6.000% due 05/26/2037	6,982	4,685
6.903% due 10/26/2036	7,306	6,618
7.336% due 09/26/2036	6,938	6,624
12.536% due 06/26/2036	2,696	1,259
Bear Stearns Adjustable Rate Mortgage Trust
3.313% due 11/25/2034	71	66
Bellemeade Re Ltd.
7.532% due 07/25/2025	1,250	1,312
Chase Mortgage Finance Trust
3.224% due 12/25/2035 ^	27	26
3.406% due 09/25/2036 ^	140	126
5.500% due 05/25/2036 ^	6	5
Citigroup Commercial Mortgage Trust
5.691% due 12/10/2049	1,411	1,289
Citigroup Mortgage Loan Trust, Inc.
1.566% due 07/25/2036	1	1
3.571% due 07/25/2037 ^	168	155
3.589% due 08/25/2037 ^	854	725
3.922% due 11/25/2035	16,565	9,423
6.500% due 09/25/2036	4,835	4,083
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.398% due 12/11/2049	4,140	2,352
5.688% due 10/15/2048	3,400	1,824
Commercial Mortgage Loan Trust
6.155% due 12/10/2049	2,051	1,294
Commercial Mortgage Trust
5.656% due 06/10/2046	1,922	1,307
Countrywide Alternative Loan Trust
1.482% due 12/25/2046	3,172	2,159
2.913% due 07/25/2046 ^	98	96
3.533% due 02/25/2037 ^	336	307
3.768% due 04/25/2035 (a)	5,012	547
4.716% due 07/25/2021 ^	294	285
5.500% due 03/25/2036 ^	333	268
6.000% due 02/25/2037 ^	6,781	4,788
6.250% due 12/25/2036 ^	3,521	2,610
6.500% due 06/25/2036 ^	1,041	849
Countrywide Home Loan Mortgage Pass-Through Trust
3.184% due 09/25/2047 ^	66	62
3.331% due 09/20/2036 ^	607	507
4.118% due 12/25/2036 (a)	3,785	667
Credit Suisse Commercial Mortgage Trust
5.676% due 02/15/2039	1,000	1,007
5.869% due 09/15/2040	8,008	7,928
5.870% due 09/15/2040	1,152	1,152

46	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Credit Suisse First Boston Mortgage Securities Corp.
6.000% due 01/25/2036		$2,178	$1,953
Epic Drummond Ltd.
0.000% due 01/25/2022	EUR	215	254
Grifonas Finance PLC
0.042% due 08/28/2039		5,422	5,561
HarborView Mortgage Loan Trust
3.353% due 08/19/2036 ^		$460	340
3.732% due 08/19/2036 ^		33	31
IM Pastor Fondo de Titluzacion Hipotecaria
0.000% due 03/22/2043	EUR	7,164	7,048
JPMorgan Alternative Loan Trust
3.079% due 03/25/2037 ^		$8,059	7,202
JPMorgan Chase Commercial Mortgage Securities Trust
5.411% due 05/15/2047		5,100	3,637
5.623% due 05/12/2045		2,279	1,962
JPMorgan Mortgage Trust
3.020% due 07/27/2037		5,793	1,497
5.388% due 01/25/2037 ^(a)		21,850	5,697
LB-UBS Commercial Mortgage Trust
5.407% due 11/15/2038		1,404	1,077
5.562% due 02/15/2040		2,044	1,472
Lehman XS Trust
1.452% due 06/25/2047		4,227	3,691
Morgan Stanley Capital Trust
5.991% due 06/11/2049		2,539	2,548
Nomura Asset Acceptance Corp. Alternative Loan Trust
3.634% due 04/25/2036 ^		6,827	5,031
Nomura Resecuritization Trust
3.491% due 07/26/2035		4,471	2,823
RBSSP Resecuritization Trust
8.426% due 06/26/2037		4,721	3,651
Residential Asset Securitization Trust
6.250% due 10/25/2036 ^		656	596
6.250% due 09/25/2037 ^		5,347	3,916
6.500% due 08/25/2036 ^		901	561
Structured Adjustable Rate Mortgage Loan Trust
3.391% due 01/25/2036 ^		217	166
3.518% due 04/25/2047		791	621
Structured Asset Mortgage Investments Trust
1.422% due 07/25/2046 ^		13,943	11,437
WaMu Mortgage Pass-Through Certificates Trust
2.845% due 05/25/2037 ^		179	147
Washington Mutual Mortgage Pass-Through Certificates Trust
5.448% due 04/25/2037 (a)		13,773	3,804
6.500% due 03/25/2036 ^		8,319	6,781

Total Non-Agency Mortgage-Backed Securities (Cost $151,294)			164,191

ASSET-BACKED SECURITIES 16.0%
ACE Securities Corp. Home Equity Loan Trust
1.372% due 07/25/2036		4,710	3,657
Airspeed Ltd.
1.496% due 06/15/2032		4,635	3,880
Apidos CLO
0.000% due 07/22/2026		3,000	1,839
Argent Securities Trust
1.422% due 03/25/2036		6,223	3,336
Belle Haven ABS CDO Ltd.
1.551% due 07/05/2046		185,947	3,217
CIFC Funding Ltd.
0.000% due 05/24/2026 (g)		4,000	2,675
0.000% due 07/22/2026 (g)		3,000	1,966
Citigroup Mortgage Loan Trust, Inc.
1.332% due 12/25/2036		11,140	7,257
1.392% due 12/25/2036		6,535	4,379
Cork Street CLO Designated Activity Co.
0.000% due 11/27/2028	EUR	2,667	2,779
3.600% due 11/27/2028		1,197	1,419
4.500% due 11/27/2028		1,047	1,243
6.200% due 11/27/2028		1,296	1,543

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Countrywide Asset-Backed Certificates Trust
1.502% due 09/25/2046		$15,000	$7,823
Duke Funding Ltd.
1.819% due 08/07/2033		18,783	7,474
Glacier Funding CDO Ltd.
1.442% due 08/04/2035		7,612	2,050
GLG Euro CLO DAC
0.000% due 04/15/2028	EUR	4,150	4,306
Grosvenor Place CLO BV
0.000% due 04/30/2029		1,000	934
Halcyon Loan Advisors European Funding BV
0.000% due 01/15/2027		1,100	1,164
Long Beach Mortgage Loan Trust
1.422% due 02/25/2036		$1,646	1,128
Merrill Lynch Mortgage Investors Trust
1.392% due 04/25/2037		982	555
5.953% due 03/25/2037		4,046	1,318
Morgan Stanley Mortgage Loan Trust
2.698% due 11/25/2036 ^		896	442
5.965% due 09/25/2046 ^		8,174	4,626
NovaStar Mortgage Funding Trust
1.392% due 10/25/2036		35,741	21,272
People’s Financial Realty Mortgage Securities Trust
1.392% due 09/25/2036		22,599	6,978
Putnam Structured Product CDO Ltd.
9.092% due 02/25/2037		121	122
Renaissance Home Equity Loan Trust
5.812% due 11/25/2036		9,497	5,694
6.998% due 09/25/2037 ^		8,126	4,765
7.238% due 09/25/2037 ^		6,852	4,017
Sherwood Funding CDO Ltd.
1.583% due 11/06/2039		36,337	11,788
South Coast Funding Ltd.
1.785% due 08/10/2038		27,090	5,310
Taberna Preferred Funding Ltd.
1.551% due 08/05/2036		677	511
1.551% due 08/05/2036 ^		13,259	10,010
Washington Mutual Asset-Backed Certificates Trust
1.382% due 05/25/2036		274	205

Total Asset-Backed Securities (Cost $144,274)			141,682

SOVEREIGN ISSUES 2.4%
Argentine Government International Bond
7.820% due 12/31/2033	EUR	10,957	13,637
Autonomous Community of Catalonia
4.900% due 09/15/2021		2,350	2,961
Republic of Greece Government International Bond
3.000% due 02/24/2023		25	28
3.000% due 02/24/2024		25	27
3.000% due 02/24/2025		25	27
3.000% due 02/24/2026		25	27
3.000% due 02/24/2027		25	26
3.000% due 02/24/2028		25	25
3.000% due 02/24/2029		25	24
3.000% due 02/24/2030		25	24
3.000% due 02/24/2031		25	23
3.000% due 02/24/2032		25	23
3.000% due 02/24/2033		25	23
3.000% due 02/24/2034		25	22
3.000% due 02/24/2035		25	22
3.000% due 02/24/2036		25	22
3.000% due 02/24/2037		25	21
3.000% due 02/24/2038		25	21
3.000% due 02/24/2039		25	21
3.000% due 02/24/2040		25	21
3.000% due 02/24/2041		25	21
3.000% due 02/24/2042		25	21
3.800% due 08/08/2017	JPY	4,000	36
4.750% due 04/17/2019	EUR	3,000	3,634
Sri Lanka Government International Bond
6.200% due 05/11/2027		$200	207

Total Sovereign Issues (Cost $18,531)			20,944

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 0.6%

ENERGY 0.1%
Forbes Energy Services Ltd. (e)(j)	66,131	$708
Warren Resources, Inc.	23,043	31

		739

FINANCIALS 0.5%
TIG FinCo PLC (j)	3,457,270	4,561

Total Common Stocks (Cost $8,270)		5,300

WARRANTS 0.1%

INDUSTRIALS 0.1%
Sequa Corp. - Exp. 04/28/2024	1,795,000	842

UTILITIES 0.0%
Dynegy, Inc. - Exp. 02/02/2024	120,830	23

Total Warrants (Cost $318)		865

PREFERRED SECURITIES 3.9%

BANKING & FINANCE 0.2%
Farm Credit Bank of Texas
10.000% due 12/15/2020 (h)	1,840	2,262

INDUSTRIALS 3.7%
Sequa Corp.
9.000%	33,284	32,467

Total Preferred Securities (Cost $35,451)		34,729

SHORT-TERM INSTRUMENTS 8.0%

REPURCHASE AGREEMENTS (k) 7.2%
		63,379

	PRINCIPAL AMOUNT (000S)
U.S. TREASURY BILLS 0.8%
0.969% due 08/31/2017 - 01/04/2018 (f)(g)(n)(p)	$6,766	6,754

Total Short-Term Instruments (Cost $70,133)		70,133

Total Investments in Securities (Cost $1,065,802)		1,112,387

Total Investments 125.7% (Cost $1,065,802)		$1,112,387

Financial Derivative Instruments (m)(o) (0.3)% (Cost or Premiums, net $(1,252))		(2,376)

Preferred Shares (11.5)%		(101,975)

Other Assets and Liabilities, net (13.9)%		(123,124)

Net Assets Applicable to Common Shareholders 100.0%		$884,912

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2017	47

Schedule of Investments PIMCO High Income Fund (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind security.
(e)	Security did not produce income within the last twelve months.
(f)	Coupon represents a weighted average yield to maturity.
(g)	Zero coupon security.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Security is subject to a forbearance agreement entered into by the Fund which forbears the Fund from taking action to, among other things, accelerate and collect payments on the subject note with respect to specified events of default.

(j)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Forbes Energy Services Ltd.	10/09/2014 - 10/17/2016	$2,028	$708	0.08%
Odebrecht Offshore Drilling Finance Ltd. 6.625% due 10/01/2023	02/24/2015 - 06/25/2015	3,909	1,754	0.20
Odebrecht Offshore Drilling Finance Ltd. 6.750% due 10/01/2023	02/23/2015 - 06/25/2015	8,705	3,813	0.43
TIG FinCo PLC	04/02/2015 - 07/20/2017	4,631	4,561	0.51

		$19,273	$10,836	1.22%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
DEU	1.160%	07/31/2017	08/01/2017	$7,200	U.S. Treasury Bonds 3.750% due 11/15/2043	$(7,380)	$7,200	$7,200
FOB	1.160	07/31/2017	08/01/2017	50,600	U.S. Treasury Notes 0.750% due 02/28/2018	(51,701)	50,600	50,602
SSB	0.200	07/31/2017	08/01/2017	5,579	U.S. Treasury Notes 3.500% due 05/15/2020(2)	(5,691)	5,579	5,579

Total Repurchase Agreements						$(64,772)	$63,379	$63,381

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date		Amount Borrowed(3)	Payable for Reverse Repurchase Agreements
BCY	0.500%	06/16/2017	TBD	(4)	$(1,486)	$(1,487)
BPS	1.890	06/02/2017	08/31/2017		(231)	(232)
	1.970	05/25/2017	08/25/2017		(11,227)	(11,269)
DEU	2.210	06/16/2017	09/15/2017		(3,419)	(3,429)
MSC	1.880	05/18/2017	08/18/2017		(11,003)	(11,046)
RBC	2.050	02/06/2017	08/07/2017		(12,699)	(12,826)
	2.120	06/07/2017	12/07/2017		(4,513)	(4,528)
	2.120	06/12/2017	12/12/2017		(2,513)	(2,520)
	2.170	06/12/2017	12/12/2017		(3,525)	(3,536)
	2.170	07/10/2017	01/10/2018		(4,567)	(4,573)
RDR	1.590	05/17/2017	08/17/2017		(3,032)	(3,042)
	1.640	06/14/2017	09/14/2017		(14,405)	(14,436)
RTA	2.044	04/21/2017	10/23/2017		(3,887)	(3,910)
	2.044	07/19/2017	10/23/2017		(2,731)	(2,733)
	2.044	07/24/2017	10/23/2017		(2,884)	(2,885)
SOG	1.750	06/07/2017	08/16/2017		(13,429)	(13,465)
	1.780	06/07/2017	09/07/2017		(4,851)	(4,864)
	2.154	07/12/2017	07/12/2018		(9,789)	(9,789)
UBS	1.580	05/15/2017	08/15/2017		(1,114)	(1,118)
	1.610	06/02/2017	09/05/2017		(7,607)	(7,627)

48	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2017

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date	Amount Borrowed(3)	Payable for Reverse Repurchase Agreements
	1.640%	06/02/2017	08/23/2017	$(2,115)	$(2,121)
	1.660	06/02/2017	09/05/2017	(10,136)	(10,164)
	1.840	05/30/2017	08/23/2017	(2,908)	(2,917)
	1.990	05/26/2017	08/28/2017	(5,850)	(5,872)
	2.010	06/02/2017	09/05/2017	(4,111)	(4,125)
	2.140	06/14/2017	09/14/2017	(5,174)	(5,189)

Total Reverse Repurchase Agreements					$(149,703)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of July 31, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BCY	$0	$(1,487)	$0	$(1,487)	$1,733	$246
BPS	0	(11,501)	0	(11,501)	12,807	1,306
DEU	7,200	(3,429)	0	3,771	(3,192)	579
FOB	50,602	0	0	50,602	(51,701)	(1,099)
MSC	0	(11,046)	0	(11,046)	12,103	1,057
RBC	0	(27,983)	0	(27,983)	31,742	3,759
RDR	0	(17,478)	0	(17,478)	17,895	417
RTA	0	(9,528)	0	(9,528)	10,800	1,272
SOG	0	(28,118)	0	(28,118)	31,554	3,436
SSB	5,579	0	0	5,579	(5,691)	(112)
UBS	0	(39,133)	0	(39,133)	44,926	5,793

Total Borrowings and Other Financing Transactions	$63,381	$(149,703)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(63,676)	$(59,594)	$(26,433)	$(149,703)

Total Borrowings	$0	$(63,676)	$(59,594)	$(26,433)	$(149,703)

Gross amount of recognized liabilities for reverse repurchase agreements					$(149,703)

(l)	Securities with an aggregate market value of $174,586 and cash of $374 have been pledged as collateral under the terms of the above master agreements as of July 31, 2017.

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

The average amount of borrowings outstanding during the period ended July 31, 2017 was $(177,999) at a weighted average interest rate of 1.623%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(4)	Open maturity reverse repurchase agreement.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at July 31, 2017(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Banco Espirito Santo S.A.	5.000%	09/20/2020	17.441%	EUR	5,000	$(977)	$(359)	$(1,336)	$77	$0
Banco Espirito Santo S.A.	5.000	12/20/2021	14.980		300	(71)	(12)	(83)	5	0
Frontier Communications Corp.	5.000	06/20/2020	6.967	$	9,600	(318)	(110)	(428)	13	0

						$(1,366)	$(481)	$(1,847)	$95	$0

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2017	49

Schedule of Investments PIMCO High Income Fund (Cont.)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay	3-Month USD-LIBOR	1.550%	01/20/2022	$	360,000	$(6,488)	$1,604	$(4,884)	$0	$(86)
Receive	3-Month USD-LIBOR	1.500	06/21/2027		37,400	2,804	(332)	2,472	0	(18)
Pay	3-Month USD-LIBOR	3.500	06/19/2044		617,800	110,476	7,943	118,419	411	0
Receive	3-Month USD-LIBOR	2.250	12/21/2046		26,500	1,966	(285)	1,681	0	(32)
Receive	3-Month USD-LIBOR	1.750	06/21/2047		840,100	159,154	(6,830)	152,324	0	(776)
Receive(4)	6-Month EUR-EURIBOR	1.000	09/20/2027	EUR	18,900	20	(68)	(48)	42	0
Receive(4)	6-Month GBP-LIBOR	1.500	09/20/2027	GBP	55,200	(828)	(503)	(1,331)	156	0

						$267,104	$1,529	$268,633	$609	$(912)

Total Swap Agreements						$265,738	$1,048	$266,786	$704	$(912)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of July 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$704	$704	$0	$0	$(912)	$(912)

(n)	Securities with an aggregate market value of $1,808 and cash of $24,199 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of July 31, 2017. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	08/2017	EUR	1,524		$1,762	$0	$(42)
	08/2017	GBP	2,639		3,419	0	(63)
BPS	08/2017	EUR	63,464		72,011	0	(3,118)
GLM	08/2017	GBP	718		928	0	(19)
	08/2017		$94,691	GBP	72,063	389	0
	09/2017	GBP	72,064		$94,796	0	(390)
JPM	08/2017		1,270		1,656	0	(20)
	08/2017		$12,257	GBP	9,396	140	0
MSB	08/2017		78,179	EUR	66,688	767	0
	09/2017	EUR	66,688		$78,317	0	(768)
RBC	08/2017	GBP	76,833		99,855	0	(1,518)
UAG	08/2017	EUR	1,700		1,943	0	(70)

Total Forward Foreign Currency Contracts						$1,296	$(6,008)

50	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2017

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at July 31, 2017(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BPS	Petrobras Global Finance BV	1.000%	12/20/2024	3.536%	$ 1,700	$(332)	$68	$0	$(264)
GST	Petrobras Global Finance BV	1.000	12/20/2024	3.536	2,200	(437)	96	0	(341)
HUS	Petrobras Global Finance BV	1.000	12/20/2024	3.536	2,800	(581)	147	0	(434)

						$(1,350)	$311	$0	$(1,039)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value

								Asset	Liability
GLM	Pay	3-Month USD-LIBOR	2.270%	10/12/2022	$1,000,000	$173	$1,508	$1,681	$0
MYC	Pay	3-Month USD-LIBOR	2.130	09/01/2022	1,000,000	(75)	1,977	1,902	0

						$98	$3,485	$3,583	$0

Total Swap Agreements						$(1,252)	$3,796	$3,583	$(1,039)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of July 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(4)
BOA	$0	$0	$0	$0	$(105)	$0	$0	$(105)	$(105)	$0	$(105)
BPS	0	0	0	0	(3,118)	0	(264)	(3,382)	(3,382)	2,832	(550)
GLM	389	0	1,681	2,070	(409)	0	0	(409)	1,661	(1,540)	121
GST	0	0	0	0	0	0	(341)	(341)	(341)	470	129
HUS	0	0	0	0	0	0	(434)	(434)	(434)	458	24
JPM	140	0	0	140	(20)	0	0	(20)	120	0	120
MSB	767	0	0	767	(768)	0	0	(768)	(1)	0	(1)
MYC	0	0	1,902	1,902	0	0	0	0	1,902	(3,700)	(1,798)
RBC	0	0	0	0	(1,518)	0	0	(1,518)	(1,518)	1,188	(330)
UAG	0	0	0	0	(70)	0	0	(70)	(70)	0	(70)

Total Over the Counter	$1,296	$0	$3,583	$4,879	$(6,008)	$0	$(1,039)	$(7,047)

(p)	Securities with an aggregate market value of $4,946 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of July 31, 2017.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2017	51

Schedule of Investments PIMCO High Income Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of July 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$95	$0	$0	$609	$704

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,296	$0	$1,296
Swap Agreements	0	0	0	0	3,583	3,583

	$0	$0	$0	$1,296	$3,583	$4,879

	$0	$95	$0	$1,296	$4,192	$5,583

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$912	$912

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,008	$0	$6,008
Swap Agreements	0	1,039	0	0	0	1,039

	$0	$1,039	$0	$6,008	$0	$7,047

	$0	$1,039	$0	$6,008	$912	$7,959

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended July 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$2,446	$0	$0	$32,870	$35,316

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,683	$0	$1,683
Swap Agreements	0	559	0	0	13,674	14,233

	$0	$559	$0	$1,683	$13,674	$15,916

	$0	$3,005	$0	$1,683	$46,544	$51,232

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(2,051)	$0	$0	$(53,972)	$(56,023)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(4,504)	$0	$(4,504)
Swap Agreements	0	2,700	0	0	2,010	4,710

	$0	$2,700	$0	$(4,504)	$2,010	$206

	$0	$649	$0	$(4,504)	$(51,962)	$(55,817)

52	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2017

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of July 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 07/31/2017
Investments in Securities, at Value
Loan Participations and Assignments	$0	$24,033	$1,607	$25,640
Corporate Bonds & Notes
Banking & Finance	0	273,451	7,218	280,669
Industrials	0	215,688	10,403	226,091
Utilities	0	45,280	0	45,280
Convertible Bonds & Notes
Industrials	0	6,362	0	6,362
Municipal Bonds & Notes
California	0	4,342	0	4,342
District of Columbia	0	10,473	0	10,473
Illinois	0	21,407	0	21,407
New York	0	1,801	0	1,801
Texas	0	9,620	0	9,620
Virginia	0	1,181	0	1,181
West Virginia	0	12,838	0	12,838
U.S. Government Agencies	0	20,703	8,136	28,839
Non-Agency Mortgage-Backed Securities	0	164,191	0	164,191
Asset-Backed Securities	0	141,682	0	141,682
Sovereign Issues	0	20,944	0	20,944
Common Stocks
Energy	708	0	31	739
Financials	0	0	4,561	4,561
Warrants
Industrials	0	0	842	842
Utilities	23	0	0	23

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 07/31/2017
Preferred Securities
Banking & Finance	$0	$2,262	$0	$2,262
Industrials	0	0	32,467	32,467
Short-Term Instruments
Repurchase Agreements	0	63,379	0	63,379
U.S. Treasury Bills	0	6,754	0	6,754

Total Investments	$731	$1,046,391	$65,265	$1,112,387

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	704	0	704
Over the counter	0	4,879	0	4,879

	$0	$5,583	$0	$5,583

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(912)	0	(912)
Over the counter	0	(7,047)	0	(7,047)

	$0	$(7,959)	$0	$(7,959)

Total Financial Derivative Instruments	$0	$(2,376)	$0	$(2,376)

Totals	$731	$1,044,015	$65,265	$1,110,011

There were no significant transfers among Levels 1 and 2 during the period ended July 31, 2017.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended July 31, 2017:

Category and Subcategory	Beginning Balance at 07/31/2016	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 07/31/2017	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 07/31/2017(1)
Investments in Securities, at Value
Loan Participations and Assignments	$0	$1,491	$0	$7	$0	$109	$0	$0	$1,607	$109
Corporate Bonds & Notes
Banking & Finance	9,195	200	(2,148)	4	265	(298)	0	0	7,218	(4)
Industrials	10,253	0	0	14	0	136	0	0	10,403	136
U.S. Government Agencies	7,716	0	(142)	136	57	369	0	0	8,136	359
Non-Agency Mortgage-Backed Securities	1,235	0	0	0	0	77	0	(1,312)	0	0
Common Stocks
Energy	0	1,610	0	0	0	(1,579)	0	0	31	(1,579)
Financials	527	3,402	0	0	0	632	0	0	4,561	632
Warrants
Industrials	0	0	0	0	0	842	0	0	842	842
Preferred Securities
Industrials	0	33,284	0	0	0	(817)	0	0	32,467	(817)

Totals	$28,926	$39,987	$(2,290)	$161	$322	$(529)	$0	$(1,312)	$65,265	$(322)

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2017	53

Schedule of Investments PIMCO High Income Fund (Cont.)

July 31, 2017

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 07/31/2017	Valuation Technique		Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$838	Other Valuation Techniques(2)		—	—
	448	Proxy Pricing		Base Price	99.500
	320	Third Party Vendor		Broker Quote	98.000-100.563
Corporate Bonds & Notes
Banking & Finance	7,218	Proxy Pricing		Base Price	101.000-114.491
Industrials	10,403	Proxy Pricing		Base Price	101.000
U.S. Government Agencies	8,136	Proxy Pricing		Base Price	57.000
Common Stocks
Energy	31	Other Valuation Techniques	(2)	—	—
Financials	4,562	Other Valuation Techniques	(2)	—	—
Warrants
Industrials	842	Other Valuation Techniques	(2)	—	—
Preferred Securities
Industrials	32,467	Fundamental Valuation		Company Assets	$ 551,000.000

Total	$65,265

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at July 31, 2017 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

54	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Income Strategy Fund

July 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 128.2%

LOAN PARTICIPATIONS AND ASSIGNMENTS 5.2%
Avolon Holdings Ltd.
3.478% due 09/20/2020		$20	$20
3.978% due 03/20/2022		170	171
BMC Software Finance, Inc.
5.234% due 09/10/2022		3,559	3,586
Drillships Ocean Ventures, Inc.
7.750% due 07/25/2021		700	620
Forbes Energy Services LLC
5.000% - 7.000% due 04/13/2021		164	169
HD Supply Waterworks Ltd.
TBD% due 08/01/2024		20	20
iHeartCommunications, Inc.
7.984% due 01/30/2019		8,800	7,183
Moran Foods LLC
7.234% due 12/05/2023		1,095	1,073
Parexel International Corp.
TBD% due 07/18/2018		100	99
Petroleo Global Trading BV
TBD% due 02/19/2020		100	98
Sequa Mezzanine Holdings LLC
6.758% - 6.814% due 11/28/2021		110	111
10.314% due 04/28/2022		40	41
Sprint Communications, Inc.
3.750% due 02/02/2024		798	801
Staples, Inc.
TBD% due 08/02/2018		290	288
Team Health Holdings, Inc.
3.984% due 02/06/2024		100	100
UPC Financing Partnership
3.976% due 04/15/2025		100	101
Westmoreland Coal Co.
7.796% due 12/16/2020		992	882

Total Loan Participations and Assignments (Cost $15,682)			15,363

CORPORATE BONDS & NOTES 58.9%

BANKING & FINANCE 29.2%
Ally Financial, Inc.
8.000% due 11/01/2031		2,427	3,024
Ardonagh Midco PLC
8.375% due 07/15/2023	GBP	300	399
AssuredPartners, Inc.
7.000% due 08/15/2025 (c)		$9	9
Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 (h)	EUR	1,000	1,268
Banco do Brasil S.A.
6.250% due 04/15/2024 (h)		$1,390	1,204
9.000% due 06/18/2024 (h)		2,019	2,099
Banco Espirito Santo S.A.
4.000% due 01/21/2019 ^	EUR	3,800	1,394
4.750% due 01/15/2018 ^		1,200	440
Banco Santander S.A.
6.250% due 09/11/2021 (h)		500	639
Barclays Bank PLC
14.000% due 06/15/2019 (h)	GBP	3,700	5,945
Barclays PLC
6.500% due 09/15/2019 (h)	EUR	200	250
Blackstone CQP Holdco LP
6.500% due 03/20/2021		$2,400	2,494
BNP Paribas S.A.
7.375% due 08/19/2025 (h)(l)		1,700	1,938
Brighthouse Financial, Inc.
4.700% due 06/22/2047		48	48
Brighthouse Holdings LLC
6.500% due 07/27/2037 (h)		100	102
Cantor Fitzgerald LP
6.500% due 06/17/2022 (l)		3,000	3,362

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CBL & Associates LP
5.950% due 12/15/2026 (l)		$1,000	$1,004
Co-operative Group Holdings Ltd.
7.500% due 07/08/2026	GBP	3,050	4,918
Cooperatieve Rabobank UA
6.625% due 06/29/2021 (h)	EUR	400	536
Credit Agricole S.A.
7.875% due 01/23/2024 (h)		$1,600	1,809
Credit Suisse Group AG
7.500% due 12/11/2023 (h)		3,540	4,034
EPR Properties
4.750% due 12/15/2026 (l)		1,500	1,555
Flagstar Bancorp, Inc.
6.125% due 07/15/2021		1,700	1,819
GSPA Monetization Trust
6.422% due 10/09/2029		1,728	1,976
Howard Hughes Corp.
5.375% due 03/15/2025		36	37
HSBC Holdings PLC
6.000% due 09/29/2023 (h)	EUR	1,800	2,438
Jefferies Finance LLC
6.875% due 04/15/2022		$3,800	3,838
7.375% due 04/01/2020		915	945
7.500% due 04/15/2021		200	209
Lloyds Bank PLC
12.000% due 12/16/2024 (h)		300	408
Lloyds Banking Group PLC
7.875% due 06/27/2029 (h)	GBP	2,200	3,480
MPT Operating Partnership LP
5.250% due 08/01/2026		$618	649
Nationwide Building Society
10.250% due 06/29/2049 (h)	GBP	6	1,165
Navient Corp.
4.875% due 06/17/2019		$200	207
5.500% due 01/15/2019 (l)		4,030	4,196
5.625% due 08/01/2033		98	84
Novo Banco S.A.
5.000% due 04/04/2019	EUR	101	96
5.000% due 04/23/2019		311	296
5.000% due 05/14/2019		206	196
5.000% due 05/21/2019		115	110
5.000% due 05/23/2019		115	110
OneMain Financial Holdings LLC
6.750% due 12/15/2019		$544	572
7.250% due 12/15/2021		16	17
Oppenheimer Holdings, Inc.
6.750% due 07/01/2022		792	801
Provident Funding Associates LP
6.375% due 06/15/2025		15	16
Rio Oil Finance Trust
9.250% due 07/06/2024		3,660	3,763
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 (h)(l)		1,600	1,694
8.000% due 08/10/2025 (h)(l)		3,000	3,291
8.625% due 08/15/2021 (h)		800	885
Santander UK Group Holdings PLC
6.750% due 06/24/2024 (h)	GBP	1,950	2,760
7.375% due 06/24/2022 (h)		1,800	2,565
Spirit Realty LP
4.450% due 09/15/2026		$700	676
Springleaf Finance Corp.
6.125% due 05/15/2022		323	340
8.250% due 10/01/2023		1,300	1,469
Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	2,133	3,044
6.052% due 10/13/2039		1,240	1,865
WP Carey, Inc.
4.250% due 10/01/2026 (l)		$1,400	1,428

			85,916

INDUSTRIALS 22.9%
Altice Financing S.A.
7.500% due 05/15/2026		1,500	1,667

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
AMC Networks, Inc.
4.750% due 08/01/2025		$40	$40
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (d)		2,204	2,212
Burger King Worldwide, Inc.
4.250% due 05/15/2024		98	99
Caesars Entertainment Operating Co., Inc.
8.500% due 02/15/2020 ^(i)		590	767
9.000% due 02/15/2020 ^(i)		3,792	4,938
10.000% due 12/15/2018 ^(i)		2,820	2,690
Charter Communications Operating LLC
5.375% due 05/01/2047		31	32
Cheniere Corpus Christi Holdings LLC
5.875% due 03/31/2025		100	109
Chesapeake Energy Corp.
4.554% due 04/15/2019		62	62
CommScope Technologies LLC
5.000% due 03/15/2027		2	2
Community Health Systems, Inc.
6.250% due 03/31/2023		77	79
Continental Airlines Pass-Through Trust
9.798% due 10/01/2022		665	731
CSN Resources S.A.
6.500% due 07/21/2020		256	195
DAE Funding LLC
4.000% due 08/01/2020 (c)		30	31
4.500% due 08/01/2022 (c)		30	31
5.000% due 08/01/2024 (c)		70	72
Diamond Resorts International, Inc.
10.750% due 09/01/2024		1,200	1,305
Dynegy, Inc.
8.034% due 02/02/2024		879	853
EI Group PLC
6.875% due 02/15/2021	GBP	2,360	3,478
Exela Intermediate LLC
10.000% due 07/15/2023		$57	56
Ferroglobe PLC
9.375% due 03/01/2022		1,000	1,078
Ford Motor Co.
7.700% due 05/15/2097 (l)		9,030	11,254
Fresh Market, Inc.
9.750% due 05/01/2023 (l)		3,313	2,725
HCA, Inc.
4.500% due 02/15/2027		400	410
5.500% due 06/15/2047		48	50
7.500% due 11/15/2095		1,050	1,085
iHeartCommunications, Inc.
9.000% due 09/15/2022		1,000	740
Intelsat Jackson Holdings S.A.
7.250% due 10/15/2020		2,285	2,205
9.750% due 07/15/2025		96	100
Intelsat Luxembourg S.A.
7.750% due 06/01/2021		5,279	3,405
8.125% due 06/01/2023		524	327
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019		3,430	3,404
Kinder Morgan Energy Partners LP
6.375% due 03/01/2041 (l)		200	229
Kinder Morgan, Inc.
7.750% due 01/15/2032 (l)		800	1,027
7.800% due 08/01/2031 (l)		1,600	2,048
Mallinckrodt International Finance S.A.
4.750% due 04/15/2023		480	427
5.500% due 04/15/2025		380	353
New Albertson’s, Inc.
6.570% due 02/23/2028		2,800	2,149
Park Aerospace Holdings Ltd.
5.250% due 08/15/2022		6	6
5.500% due 02/15/2024		18	18
Petroleos Mexicanos
6.500% due 03/13/2027		254	280
6.750% due 09/21/2047		130	137
PetSmart, Inc.
5.875% due 06/01/2025		53	51

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2017	55

Schedule of Investments PIMCO Income Strategy Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Prime Security Services Borrower LLC
9.250% due 05/15/2023		$314	$351
QVC, Inc.
4.375% due 03/15/2023		202	208
5.950% due 03/15/2043		2,305	2,258
Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	700	1,148
Sabine Pass Liquefaction LLC
5.875% due 06/30/2026 (l)		$1,200	1,353
Safeway, Inc.
7.250% due 02/01/2031		470	435
Scientific Games International, Inc.
10.000% due 12/01/2022		373	417
Sirius XM Radio, Inc.
3.875% due 08/01/2022		26	27
Spirit Issuer PLC
3.000% due 12/28/2031	GBP	500	644
6.582% due 12/28/2027		700	997
Symantec Corp.
5.000% due 04/15/2025		$22	23
Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	1,862	2,774
6.542% due 03/30/2021		504	727
UPCB Finance Ltd.
3.625% due 06/15/2029	EUR	100	118
Valeant Pharmaceuticals International, Inc.
6.500% due 03/15/2022		$42	44
7.000% due 03/15/2024		81	87
Virgin Media Secured Finance PLC
5.000% due 04/15/2027	GBP	200	276
Westmoreland Coal Co.
8.750% due 01/01/2022		$3,026	2,644
Wynn Las Vegas LLC
5.250% due 05/15/2027		29	30

			67,518

UTILITIES 6.8%
AT&T, Inc.
2.215% due 02/14/2023 (c)		50	50
2.850% due 02/14/2023 (c)		100	100
3.400% due 08/14/2024 (c)		190	190
3.900% due 08/14/2027 (c)		170	170
4.900% due 08/14/2037 (c)		176	176
5.150% due 02/14/2050 (c)		264	264
5.300% due 08/14/2058 (c)		80	80
Frontier Communications Corp.
8.500% due 04/15/2020		197	201
Gazprom Neft OAO Via GPN Capital S.A.
6.000% due 11/27/2023 (l)		4,600	5,019
Northwestern Bell Telephone
7.750% due 05/01/2030		7,000	8,082
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022 ^		215	134
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023 ^(j)		1,258	450
6.750% due 10/01/2023 ^(j)		1,861	666
Petrobras Global Finance BV
5.375% due 01/27/2021		1,400	1,442
6.125% due 01/17/2022		193	203
6.625% due 01/16/2034	GBP	100	133
6.750% due 01/27/2041		$1,200	1,157
7.250% due 03/17/2044		120	121
7.375% due 01/17/2027		327	355
Sprint Capital Corp.
6.900% due 05/01/2019		600	640
TerraForm Power Operating LLC
6.375% due 02/01/2023		300	314

			19,947

Total Corporate Bonds & Notes (Cost $165,619)			173,381

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CONVERTIBLE BONDS & NOTES 0.7%

INDUSTRIALS 0.7%
DISH Network Corp.
3.375% due 08/15/2026	$1,600	$1,996

Total Convertible Bonds & Notes (Cost $1,600)		1,996

MUNICIPAL BONDS & NOTES 5.5%

CALIFORNIA 0.8%
Riverside County, California Redevelopment Successor Agency Tax Allocation Bonds, Series 2010
7.500% due 10/01/2030	600	644
Stockton Public Financing Authority, California Revenue Bonds, (BABs), Series 2009
7.942% due 10/01/2038	1,600	1,766

		2,410

ILLINOIS 2.3%
Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
7.517% due 01/01/2040	6,000	6,407
Chicago, Illinois General Obligation Bonds, Series 2014
6.314% due 01/01/2044	30	30
Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029	60	65
Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035	10	11
7.350% due 07/01/2035	10	12
Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	120	121

		6,646

VIRGINIA 0.1%
Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	395	339

WEST VIRGINIA 2.3%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (g)	21,900	1,139
7.467% due 06/01/2047	5,915	5,616

		6,755

Total Municipal Bonds & Notes (Cost $14,978)		16,150

U.S. GOVERNMENT AGENCIES 3.2%
Fannie Mae
3.500% due 12/25/2032 (a)	714	100
4.000% due 11/25/2042 (a)	2,576	426
4.232% due 10/25/2029	250	262
4.782% due 07/25/2029	420	452
5.482% due 01/25/2029	200	224
6.082% due 10/25/2029	160	176
6.982% due 07/25/2029	570	667
11.318% due 12/25/2040	132	186
Freddie Mac
0.000% due 04/25/2045 - 08/25/2046 (b)(g)	2,799	2,069
0.100% due 08/25/2046 (a)	19,649	86
0.200% due 04/25/2045 (a)	2,802	7
6.174% due 11/25/2055	4,125	2,357
7.546% due 11/15/2040	229	227
8.782% due 12/25/2027	1,498	1,760
11.982% due 03/25/2025	294	399

Total U.S. Government Agencies (Cost $8,884)		9,398

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 15.2%
Banc of America Alternative Loan Trust
6.000% due 01/25/2036 ^		$54	$51
Banc of America Funding Trust
6.000% due 08/25/2036 ^		1,617	1,590
BCAP LLC Trust
3.285% due 03/27/2036		1,036	595
5.045% due 03/26/2037		500	302
12.536% due 06/26/2036		237	111
Bear Stearns ALT-A Trust
1.552% due 06/25/2046 ^		2,419	2,156
3.226% due 09/25/2047 ^		3,426	2,700
3.268% due 11/25/2036 ^		265	218
3.625% due 09/25/2035 ^		350	286
Bear Stearns Commercial Mortgage Securities Trust
5.713% due 04/12/2038		100	79
Bear Stearns Mortgage Funding Trust
7.500% due 08/25/2036		633	621
Chase Mortgage Finance Trust
3.224% due 12/25/2035 ^		6	6
6.000% due 02/25/2037 ^		551	453
6.000% due 07/25/2037 ^		378	347
6.250% due 10/25/2036 ^		1,092	925
Citicorp Mortgage Securities Trust
5.500% due 04/25/2037		60	60
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.398% due 12/11/2049		30	17
5.688% due 10/15/2048		4,035	2,165
Commercial Mortgage Loan Trust
6.155% due 12/10/2049		940	593
Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036 ^		1,527	1,288
6.000% due 08/25/2037 ^		656	521
Countrywide Alternative Loan Trust
1.582% due 05/25/2037 ^		231	127
3.404% due 04/25/2036 ^		693	614
5.500% due 03/25/2035		167	131
5.500% due 12/25/2035 ^		1,956	1,720
5.500% due 03/25/2036 ^		92	74
5.750% due 01/25/2035		222	224
6.000% due 02/25/2035		215	219
6.000% due 08/25/2036 ^		278	246
6.000% due 04/25/2037 ^		720	560
6.250% due 11/25/2036 ^		464	414
6.250% due 12/25/2036 ^		1,020	756
6.500% due 08/25/2036 ^		298	203
Countrywide Home Loan Mortgage Pass-Through Trust
3.355% due 02/20/2035		27	28
5.500% due 10/25/2035 ^		421	379
6.250% due 09/25/2036 ^		356	300
Credit Suisse Commercial Mortgage Trust
5.870% due 09/15/2040		360	360
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
3.166% due 06/25/2034		2,030	1,760
Epic Drummond Ltd.
0.000% due 01/25/2022	EUR	66	78
GS Mortgage Securities Trust
5.622% due 11/10/2039		$438	403
GSR Mortgage Loan Trust
5.500% due 05/25/2036 ^		65	62
6.000% due 02/25/2036 ^		2,653	2,145
HarborView Mortgage Loan Trust
1.948% due 01/19/2035		165	156
3.569% due 07/19/2035		35	31
IndyMac Mortgage Loan Trust
6.500% due 07/25/2037 ^		1,726	1,151
JPMorgan Alternative Loan Trust
3.079% due 03/25/2037 ^		1,026	917
3.351% due 03/25/2036 ^		1,163	936
JPMorgan Chase Commercial Mortgage Securities Trust
5.623% due 05/12/2045		733	631
JPMorgan Mortgage Trust
3.304% due 01/25/2037 ^		323	318
3.378% due 02/25/2036 ^		282	253

56	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LB-UBS Commercial Mortgage Trust
5.407% due 11/15/2038	$437	$335
5.562% due 02/15/2040	594	427
Lehman XS Trust
1.452% due 06/25/2047	1,309	1,143
Merrill Lynch Mortgage Investors Trust
3.214% due 03/25/2036 ^	1,108	812
Morgan Stanley Capital Trust
5.991% due 06/11/2049	870	873
Morgan Stanley Mortgage Loan Trust
5.962% due 06/25/2036	2,795	1,419
Residential Asset Securitization Trust
5.750% due 02/25/2036 ^	612	479
6.000% due 07/25/2037 ^	792	601
6.250% due 09/25/2037 ^	1,371	1,004
Residential Funding Mortgage Securities, Inc. Trust
4.599% due 08/25/2036 ^	945	840
6.000% due 09/25/2036 ^	141	133
6.000% due 06/25/2037 ^	1,731	1,583
Structured Adjustable Rate Mortgage Loan Trust
3.243% due 11/25/2036 ^	1,039	943
3.291% due 07/25/2036 ^	364	289
3.342% due 03/25/2037 ^	349	282
3.391% due 01/25/2036 ^	931	713
Suntrust Adjustable Rate Mortgage Loan Trust
3.531% due 02/25/2037 ^	187	168
3.604% due 04/25/2037 ^	1,028	879
WaMu Mortgage Pass-Through Certificates Trust
2.145% due 12/25/2046	333	327
3.030% due 10/25/2036 ^	515	458
3.160% due 02/25/2037 ^	359	342
Wells Fargo Mortgage-Backed Securities Trust
3.166% due 07/25/2036 ^	180	181
5.750% due 03/25/2037 ^	169	166
6.000% due 06/25/2037 ^	91	91

Total Non-Agency Mortgage-Backed Securities (Cost $40,955)		44,768

ASSET-BACKED SECURITIES 25.2%
Airspeed Ltd.
1.496% due 06/15/2032	1,528	1,280
Argent Securities Trust
1.422% due 03/25/2036	7,894	4,231
Asset-Backed Funding Certificates Trust
1.382% due 10/25/2036	6,656	5,849
Bear Stearns Asset-Backed Securities Trust
6.500% due 10/25/2036 ^	233	179
Belle Haven ABS CDO Ltd.
1.551% due 07/05/2046	85,896	1,486
BlueMountain CLO Ltd.
6.754% due 04/13/2027	1,000	994
CIFC Funding Ltd.
0.000% due 05/24/2026 (g)	1,200	803
0.000% due 07/22/2026 (g)	1,000	655
Citigroup Mortgage Loan Trust, Inc.
1.382% due 12/25/2036	3,867	2,041
1.392% due 12/25/2036	2,050	1,374
Countrywide Asset-Backed Certificates
1.372% due 06/25/2047 ^	844	658
1.432% due 06/25/2047	5,394	4,684
1.492% due 09/25/2046 ^	3,189	2,718

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Grosvenor Place CLO BV
0.000% due 04/30/2029	EUR	250	$234
GSAMP Trust
1.492% due 02/25/2046		$4,304	3,644
2.207% due 03/25/2035 ^		7,100	5,842
Highbridge Loan Management Ltd.
6.621% due 05/05/2027		1,000	979
JPMorgan Mortgage Acquisition Corp.
1.522% due 01/25/2036		373	362
JPMorgan Mortgage Acquisition Trust
1.552% due 04/25/2036		6,000	5,343
Lehman XS Trust
6.290% due 06/24/2046		2,210	2,057
Merrill Lynch Mortgage Investors Trust
1.392% due 04/25/2037		295	166
Morgan Stanley Mortgage Loan Trust
1.352% due 04/25/2037		3,783	1,837
6.250% due 07/25/2047 ^		389	279
Residential Asset Mortgage Products Trust
1.512% due 09/25/2036		341	300
Residential Asset Securities Corp. Trust
1.702% due 09/25/2035		13,627	12,596
Securitized Asset-Backed Receivables LLC Trust
1.372% due 05/25/2036		5,765	3,395
SLM Student Loan Trust
0.000% due 10/28/2029 (g)		1	1,355
0.000% due 01/25/2042 (g)		2	1,752
SoFi Professional Loan Program LLC
0.000% due 05/25/2040 (g)		2,100	1,096
0.000% due 09/25/2040 (g)		846	479
South Coast Funding Ltd.
1.785% due 08/10/2038		5,915	1,159
Symphony CLO Ltd.
5.904% due 07/14/2026		1,000	963
Taberna Preferred Funding Ltd.
1.551% due 08/05/2036		226	170
1.551% due 08/05/2036 ^		4,232	3,195

Total Asset-Backed Securities (Cost $69,619)			74,155

SOVEREIGN ISSUES 3.5%
Argentine Government International Bond
2.260% due 12/31/2038	EUR	304	223
5.000% due 01/15/2027		100	110
7.820% due 12/31/2033		3,915	4,873
Autonomous Community of Catalonia
4.750% due 06/04/2018		1,700	2,067
4.900% due 09/15/2021		700	882
Republic of Greece Government International Bond
3.800% due 08/08/2017	JPY	201,000	1,827
4.750% due 04/17/2019	EUR	300	363

Total Sovereign Issues (Cost $9,562)			10,345

		SHARES
COMMON STOCKS 0.2%

ENERGY 0.0%
Forbes Energy Services Ltd. (e)(j)		13,350	143

	SHARES	MARKET VALUE (000S)
FINANCIALS 0.2%
TIG FinCo PLC (j)	383,024	$505

Total Common Stocks (Cost $1,045)		648

WARRANTS 0.1%

INDUSTRIALS 0.1%
Sequa Corp. - Exp. 04/28/2024	394,000	185

UTILITIES 0.0%
Dynegy, Inc. - Exp. 02/02/2024	29,456	5

Total Warrants (Cost $77)		190

PREFERRED SECURITIES 3.2%

BANKING & FINANCE 0.8%
Farm Credit Bank of Texas
10.000% due 12/15/2020 (h)	2,015	2,477

INDUSTRIALS 2.4%
Sequa Corp.
9.000%	7,299	7,120

Total Preferred Securities (Cost $9,672)		9,597

SHORT-TERM INSTRUMENTS 7.3%

REPURCHASE AGREEMENTS (k) 6.4%
		18,865

	PRINCIPAL AMOUNT (000S)
U.S. TREASURY BILLS 0.9%
0.951% due 08/31/2017 - 01/04/2018 (f)(g)(n)(p)	$2,647	2,644

Total Short-Term Instruments (Cost $21,509)		21,509

Total Investments in Securities (Cost $359,202)		377,500

Total Investments 128.2% (Cost $359,202)		$377,500

Financial Derivative Instruments (m)(o) (0.7)% (Cost or Premiums, net $(801))		(2,007)

Preferred Shares (17.4)%		(51,275)

Other Assets and Liabilities, net (10.1)%		(29,693)

Net Assets Applicable to Common Shareholders 100.0%		$294,525

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind security.
(e)	Security did not produce income within the last twelve months.

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2017	57

Schedule of Investments PIMCO Income Strategy Fund (Cont.)

(f)	Coupon represents a weighted average yield to maturity.
(g)	Zero coupon security.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Security is subject to a forbearance agreement entered into by the Fund which forbears the Fund from taking action to, among other things, accelerate and collect payments on the subject note with respect to specified events of default.

(j)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Forbes Energy Services Ltd.	10/09/2014 - 11/18/2016	$532	$143	0.05%
Odebrecht Offshore Drilling Finance Ltd. 6.625% due 10/01/2023	04/09/2015 - 07/30/2015	995	450	0.15
Odebrecht Offshore Drilling Finance Ltd. 6.750% due 10/01/2023	04/09/2015 - 07/30/2015	1,131	666	0.23
TIG FinCo PLC	04/02/2015 - 07/20/2017	513	505	0.17

		$3,171	$1,764	0.60%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPG	1.160%	07/31/2017	08/01/2017	$17,600	U.S. Treasury Bonds 2.500% due 05/15/2046	$(18,018)	$17,600	$17,601
SSB	0.200	07/31/2017	08/01/2017	1,265	U.S. Treasury Notes 3.500% due 05/15/2020(2)	(1,291)	1,265	1,265

Total Repurchase Agreements						$(19,309)	$18,865	$18,866

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date		Amount Borrowed(3)	Payable for Reverse Repurchase Agreements
BCY	(0.250)%	06/06/2017	TBD	(4)	$(922)	$(921)
BPS	1.600	05/26/2017	08/28/2017		(3,263)	(3,273)
	1.610	06/02/2017	08/31/2017		(1,494)	(1,498)
JML	1.950	07/31/2017	08/03/2017		(4,250)	(4,205)
	1.950	08/03/2017	08/18/2017		(4,030)	(4,030)
RDR	1.570	05/02/2017	08/02/2017		(1,951)	(1,959)
	1.590	05/17/2017	08/17/2017		(2,317)	(2,325)
	1.620	06/12/2017	09/12/2017		(1,597)	(1,601)
SOG	1.750	05/17/2017	08/16/2017		(3,848)	(3,862)
	1.800	06/12/2017	09/12/2017		(2,643)	(2,650)
UBS	1.610	06/02/2017	09/05/2017		(4,604)	(4,616)
	1.700	07/07/2017	10/10/2017		(2,759)	(2,762)
	1.990	05/26/2017	08/28/2017		(1,330)	(1,335)
	2.040	06/09/2017	08/23/2017		(1,587)	(1,592)
	2.140	06/14/2017	09/14/2017		(2,649)	(2,656)

Total Reverse Repurchase Agreements						$(39,285)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of July 31, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BCY	$0	$(921)	$0	$(921)	$1,004	$83
BPG	17,601	0	0	17,601	(18,018)	(417)
BPS	0	(4,771)	0	(4,771)	4,917	146
JML	0	(8,235)	0	(8,235)	5,237	(2,998)
RDR	0	(5,885)	0	(5,885)	6,085	200
SOG	0	(6,512)	0	(6,512)	6,921	409

58	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2017

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
SSB	$1,265	$0	$0	$1,265	$(1,291)	$(26)
UBS	0	(12,961)	0	(12,961)	14,774	1,813

Total Borrowings and Other Financing Transactions	$18,866	$(39,285)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(18,551)	$(15,783)	$(921)	$(35,255)

Total Borrowings	$0	$(18,551)	$(15,783)	$(921)	$(35,255)

Gross amount of recognized liabilities for reverse repurchase agreements(6)					$(35,255)

(l)	Securities with an aggregate market value of $38,938 have been pledged as collateral under the terms of the above master agreements as of July 31, 2017.

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

The average amount of borrowings outstanding during the period ended July 31, 2017 was $(32,344) at a weighted average interest rate of 1.505%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(4)	Open maturity reverse repurchase agreement.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(6)	Unsettled reverse repurchase agreements liability of $(4,030) is outstanding at period end.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

	Fixed Receive Rate	Maturity Date	Implied Credit Spread at July 31, 2017(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
Reference Entity								Asset	Liability
Frontier Communications Corp.	5.000%	06/20/2020	6.967%	$2,900	$(95)	$(34)	$(129)	$4	$0
Navient Corp.	5.000	12/20/2021	2.538	300	11	21	32	0	0

					$(84)	$(13)	$(97)	$4	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
							Asset	Liability
CDX.HY-24 5-Year Index	5.000%	06/20/2020	$4,365	$336	$42	$378	$4	$0
CDX.HY-25 5-Year Index	5.000	12/20/2020	1,607	(6)	138	132	1	0
CDX.HY-26 5-Year Index	5.000	06/20/2021	396	18	17	35	0	0
CDX.HY-28 5-Year Index	5.000	06/20/2022	800	55	11	66	1	0

				$403	$208	$611	$6	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay	3-Month USD-LIBOR	2.750%	06/17/2025	$	70,420	$4,237	$(958)	$3,279	$9	$0
Pay	3-Month USD-LIBOR	2.250	06/15/2026		15,300	724	(644)	80	4	0
Pay(5)	3-Month USD-LIBOR	2.500	12/20/2027		27,400	187	253	440	13	0
Pay	3-Month USD-LIBOR	3.500	06/19/2044		83,100	(2,711)	18,640	15,929	55	0
Receive	3-Month USD-LIBOR	2.250	12/21/2046		12,600	(1,146)	1,945	799	0	(15)
Receive	3-Month USD-LIBOR	1.750	06/21/2047		131,700	23,252	628	23,880	0	(122)
Pay	6-Month AUD-BBR-BBSW	3.000	12/17/2019	AUD	6,200	89	24	113	3	0

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2017	59

Schedule of Investments PIMCO Income Strategy Fund (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay	6-Month AUD-BBR-BBSW	3.500%	06/17/2025	AUD	3,900	$97	$87	$184	$3	$0
Receive(5)	6-Month EUR-EURIBOR	1.000	09/20/2027	EUR	5,200	6	(19)	(13)	11	0
Receive(5)	6-Month GBP-LIBOR	1.500	09/20/2027	GBP	15,300	(247)	(122)	(369)	43	0

						$24,488	$19,834	$44,322	$141	$(137)

Total Swap Agreements						$24,807	$20,029	$44,836	$151	$(137)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of July 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$151	$151	$0	$0	$(137)	$(137)

(n)	Securities with an aggregate market value of $659 and cash of $7,020 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of July 31, 2017. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	08/2017	EUR	586		$677	$0	$(16)
	08/2017	GBP	407		527	0	(10)
BPS	08/2017	EUR	13,658		15,559	0	(610)
	08/2017	JPY	202,842		1,814	0	(26)
CBK	08/2017	GBP	2,603		3,365	0	(70)
GLM	08/2017		241		312	0	(6)
	08/2017		$37,067	GBP	28,209	153	0
	09/2017	GBP	28,209		$37,108	0	(153)
JPM	08/2017		$476	GBP	369	10	0
MSB	08/2017		17,241	EUR	14,707	169	0
	09/2017	EUR	14,707		$17,271	0	(169)
TOR	08/2017		$1,824	JPY	202,842	16	0
	09/2017	JPY	202,842		$1,827	0	(16)
UAG	08/2017	EUR	463		529	0	(19)
	08/2017	GBP	25,327		32,488	0	(928)

Total Forward Foreign Currency Contracts						$348	$(2,023)

60	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2017

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at July 31, 2017(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BPS	Petrobras Global Finance BV	1.000%	12/20/2024	3.536%	$500	$(98)	$20	$0	$(78)
GST	Petrobras Global Finance BV	1.000	12/20/2024	3.536	700	(139)	31	0	(108)
HUS	Petrobras Global Finance BV	1.000	12/20/2019	1.407	200	(16)	14	0	(2)
	Petrobras Global Finance BV	1.000	09/20/2020	1.821	20	(3)	3	0	0
	Petrobras Global Finance BV	1.000	12/20/2024	3.536	800	(166)	42	0	(124)
MYC	Petrobras Global Finance BV	1.000	12/20/2019	1.407	4,100	(379)	345	0	(34)

						$(801)	$455	$0	$(346)

Total Swap Agreements						$(801)	$455	$0	$(346)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged as of July 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged	Net Exposure(4)
BOA	$0	$0	$0	$0	$(26)	$0	$0	$(26)	$(26)	$0	$(26)
BPS	0	0	0	0	(636)	0	(78)	(714)	(714)	583	(131)
CBK	0	0	0	0	(70)	0	0	(70)	(70)	0	(70)
GLM	153	0	0	153	(159)	0	0	(159)	(6)	0	(6)
GST	0	0	0	0	0	0	(108)	(108)	(108)	278	170
HUS	0	0	0	0	0	0	(126)	(126)	(126)	161	35
JPM	10	0	0	10	0	0	0	0	10	0	10
MSB	169	0	0	169	(169)	0	0	(169)	0	0	0
MYC	0	0	0	0	0	0	(34)	(34)	(34)	229	195
TOR	16	0	0	16	(16)	0	0	(16)	0	0	0
UAG	0	0	0	0	(947)	0	0	(947)	(947)	733	(214)

Total Over the Counter	$348	$0	$0	$348	$(2,023)	$0	$(346)	$(2,369)

(p)	Securities with an aggregate market value of $1,984 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of July 31, 2017.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2017	61

Schedule of Investments PIMCO Income Strategy Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of July 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$10	$0	$0	$141	$151

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$348	$0	$348

	$0	$10	$0	$348	$141	$499

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$137	$137

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,023	$0	$2,023
Swap Agreements	0	346	0	0	0	346

	$0	$346	$0	$2,023	$0	$2,369

	$0	$346	$0	$2,023	$137	$2,506

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended July 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$392	$0	$0	$21,219	$21,611

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,452	$0	$1,452
Swap Agreements	0	96	0	0	0	96

	$0	$96	$0	$1,452	$0	$1,548

	$0	$488	$0	$1,452	$21,219	$23,159

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$78	$0	$0	$(18,744)	$(18,666)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,690)	$0	$(1,690)
Swap Agreements	0	809	0	0	0	809

	$0	$809	$0	$(1,690)	$0	$(881)

	$0	$887	$0	$(1,690)	$(18,744)	$(19,547)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of July 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 07/31/2017
Investments in Securities, at Value
Loan Participations and Assignments	$0	$13,924	$1,439	$15,363
Corporate Bonds & Notes
Banking & Finance	0	83,838	2,078	85,916
Industrials	0	67,518	0	67,518
Utilities	0	19,947	0	19,947
Convertible Bonds & Notes
Industrials	0	1,996	0	1,996
Municipal Bonds & Notes
California	0	2,410	0	2,410

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 07/31/2017
Illinois	$0	$6,646	$0	$6,646
Virginia	0	339	0	339
West Virginia	0	6,755	0	6,755
U.S. Government Agencies	0	7,041	2,357	9,398
Non-Agency Mortgage-Backed Securities	0	44,768	0	44,768
Asset-Backed Securities	0	69,473	4,682	74,155
Sovereign Issues	0	10,345	0	10,345
Common Stocks
Energy	143	0	0	143
Financials	0	0	505	505

62	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2017

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 07/31/2017
Warrants
Industrials	$0	$0	$185	$185
Utilities	5	0	0	5
Preferred Securities
Banking & Finance	0	2,477	0	2,477
Industrials	0	0	7,120	7,120
Short-Term Instruments
Repurchase Agreements	0	18,865	0	18,865
U.S. Treasury Bills	0	2,644	0	2,644

Total Investments	$148	$358,986	$18,366	$377,500

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 07/31/2017
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$151	$0	$151
Over the counter	0	348	0	348

	$0	$499	$0	$499

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(137)	0	(137)
Over the counter	0	(2,369)	0	(2,369)

	$0	$(2,506)	$0	$(2,506)

Total Financial Derivative Instruments	$0	$(2,007)	$0	$(2,007)

Totals	$148	$356,979	$18,366	$375,493

There were no significant transfers among Levels 1 and 2 during the period ended July 31, 2017.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended July 31, 2017:

Category and Subcategory	Beginning Balance at 07/31/2016	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 07/31/2017	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 07/31/2017(1)
Investments in Securities, at Value
Loan Participations and Assignments	$0	$1,410	$(6)	$4	$0	$31	$0	$0	$1,439	$31
Corporate Bonds & Notes
Banking & Finance	2,656	100	(671)	1	84	(92)	0	0	2,078	0
U.S. Government Agencies	2,235	0	(41)	40	16	107	0	0	2,357	104
Asset-Backed Securities	3,692	1,575	0	11	0	(596)	0	0	4,682	(596)
Common Stocks
Financials	58	377	0	0	0	70	0	0	505	70
Warrants
Industrials	0	0	0	0	0	185	0	0	185	185
Preferred Securities
Industrials	0	7,299	0	0	0	(179)	0	0	7,120	(179)

Totals	$8,641	$10,761	$(718)	$56	$100	$(474)	$0	$0	$18,366	$(385)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 07/31/2017	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$169	Other Valuation Techniques(2)	—	—
	99	Proxy Pricing	Base Price	99.500
	1,171	Third Party Vendor	Broker Quote	98.000
Corporate Bonds & Notes
Banking & Finance	2,078	Proxy Pricing	Base Price	101.000-114.491
U.S. Government Agencies	2,357	Proxy Pricing	Base Price	57.000
Asset-Backed Securities	4,682	Proxy Pricing	Base Price	52.170-100,000.000
Common Stocks
Financials	505	Other Valuation Techniques(2)	—	—
Warrants
Industrials	185	Other Valuation Techniques(2)	—	—
Preferred Securities
Industrials	7,120	Fundamental Valuation	Company Assets	$ 551,000.000

Total	$18,366

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at July 31, 2017 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2017	63

Schedule of Investments PIMCO Income Strategy Fund II

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 120.6%

LOAN PARTICIPATIONS AND ASSIGNMENTS 3.9%
BMC Software Finance, Inc.
5.234% due 09/10/2022		$7,031	$7,084
CD&R Plumb Buyer LLC
TBD% due 06/25/2018		200	199
CenturyLink, Inc.
2.750% due 01/31/2025		1,000	988
Diamond BV
TBD% due 07/25/2024	EUR	100	119
Drillships Ocean Ventures, Inc.
7.750% due 07/25/2021		$600	531
Forbes Energy Services LLC
5.000% - 7.000% due 04/13/2021		268	277
HD Supply Waterworks Ltd.
TBD% due 08/01/2024		40	40
iHeartCommunications, Inc.
7.984% due 01/30/2019		10,700	8,734
Lightstone Generation LLC
5.734% due 01/30/2024		1,977	1,960
Parexel International Corp.
TBD% due 07/18/2018		200	199
Petroleo Global Trading BV
TBD% due 02/19/2020		200	196
Sequa Mezzanine Holdings LLC
6.758% - 6.814% due 11/28/2021		230	232
10.314% due 04/28/2022		90	92
Staples, Inc.
TBD% due 08/02/2018		600	596
Team Health Holdings, Inc.
3.984% due 02/06/2024		299	299
UPC Financing Partnership
3.976% due 04/15/2025		200	201
Vistra Operations Co. LLC
4.476% - 4.488% due 12/14/2023		597	602
Westmoreland Coal Co.
7.796% due 12/16/2020		2,084	1,852

Total Loan Participations and Assignments (Cost $25,001)			24,201

CORPORATE BONDS & NOTES 52.8%

BANKING & FINANCE 26.6%
AGFC Capital Trust
3.054% due 01/15/2067		1,800	1,071
Ally Financial, Inc.
8.000% due 11/01/2031		4,610	5,745
Ardonagh Midco PLC
8.375% due 07/15/2023	GBP	700	931
AssuredPartners, Inc.
7.000% due 08/15/2025 (c)		$19	19
Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 (h)	EUR	1,600	2,029
Banco do Brasil S.A.
6.250% due 04/15/2024 (h)		$3,020	2,616
9.000% due 06/18/2024 (h)		3,709	3,856
Banco Espirito Santo S.A.
4.000% due 01/21/2019 ^	EUR	8,100	2,973
4.750% due 01/15/2018 ^		2,300	844
Banco Santander S.A.
6.250% due 09/11/2021 (h)		1,600	2,044
Barclays Bank PLC
7.625% due 11/21/2022		$4,400	5,107
Barclays PLC
6.500% due 09/15/2019 (h)	EUR	1,900	2,377
7.875% due 09/15/2022 (h)	GBP	415	607
8.000% due 12/15/2020 (h)	EUR	4,100	5,454

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Blackstone CQP Holdco LP
6.500% due 03/20/2021		$5,000	$5,196
BNP Paribas S.A.
7.375% due 08/19/2025 (h)(l)		3,310	3,773
Brighthouse Financial, Inc.
4.700% due 06/22/2047		102	101
Brighthouse Holdings LLC
6.500% due 07/27/2037 (h)		200	203
Cantor Fitzgerald LP
6.500% due 06/17/2022 (l)		8,500	9,526
CBL & Associates LP
5.950% due 12/15/2026 (l)		2,200	2,210
Co-operative Group Holdings Ltd.
7.500% due 07/08/2026	GBP	6,150	9,917
Cooperatieve Rabobank UA
6.625% due 06/29/2021 (h)	EUR	1,200	1,607
Credit Agricole S.A.
7.875% due 01/23/2024 (h)		$3,500	3,957
Credit Suisse Group AG
7.500% due 12/11/2023 (h)		7,243	8,254
Flagstar Bancorp, Inc.
6.125% due 07/15/2021		3,500	3,745
GSPA Monetization Trust
6.422% due 10/09/2029		3,715	4,248
Howard Hughes Corp.
5.375% due 03/15/2025		74	77
HSBC Holdings PLC
6.000% due 09/29/2023 (h)	EUR	3,530	4,782
6.000% due 05/22/2027 (h)		$200	210
Intrum Justitia AB
2.750% due 07/15/2022	EUR	100	120
3.125% due 07/15/2024		100	120
Jefferies Finance LLC
6.875% due 04/15/2022 (l)		$6,850	6,919
7.375% due 04/01/2020		2,890	2,984
7.500% due 04/15/2021		347	363
Jefferies LoanCore LLC
6.875% due 06/01/2020		200	206
Lloyds Banking Group PLC
7.625% due 06/27/2023 (h)	GBP	2,300	3,424
7.875% due 06/27/2029 (h)		250	395
MPT Operating Partnership LP
5.250% due 08/01/2026		$1,292	1,357
Nationwide Building Society
10.250% due 06/29/2049 (h)	GBP	13	2,610
Navient Corp.
4.875% due 06/17/2019		$500	518
5.500% due 01/15/2019		8,300	8,642
5.625% due 08/01/2033		145	124
Novo Banco S.A.
5.000% due 04/04/2019	EUR	311	296
5.000% due 04/23/2019		653	622
5.000% due 05/14/2019		431	411
5.000% due 05/21/2019		241	230
5.000% due 05/23/2019		240	229
OneMain Financial Holdings LLC
6.750% due 12/15/2019		$1,353	1,422
Oppenheimer Holdings, Inc.
6.750% due 07/01/2022		1,616	1,635
Provident Funding Associates LP
6.375% due 06/15/2025		30	31
Rio Oil Finance Trust
9.250% due 07/06/2024		2,427	2,495
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 (h)(l)		4,080	4,320
8.000% due 08/10/2025 (h)(l)		5,190	5,693
8.625% due 08/15/2021 (h)		1,700	1,882
Santander UK Group Holdings PLC
6.750% due 06/24/2024 (h)	GBP	2,025	2,867
7.375% due 06/24/2022 (h)		4,100	5,841
Spirit Realty LP
4.450% due 09/15/2026		$1,500	1,449

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Springleaf Finance Corp.
6.125% due 05/15/2022		$674	$709
8.250% due 10/01/2023		1,300	1,469
Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	4,404	6,283
6.052% due 10/13/2039		2,595	3,903

			163,048

INDUSTRIALS 20.0%
Altice Financing S.A.
7.500% due 05/15/2026 (l)		$3,200	3,556
AMC Networks, Inc.
4.750% due 08/01/2025		90	91
BMC Software Finance, Inc.
8.125% due 07/15/2021		1,800	1,867
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (d)		4,650	4,667
Burger King Worldwide, Inc.
4.250% due 05/15/2024		205	207
Caesars Entertainment Operating Co., Inc.
8.500% due 02/15/2020 ^(i)		1,475	1,918
9.000% due 02/15/2020 ^(i)		2,262	2,946
10.000% due 12/15/2018 ^		6,190	5,904
Charter Communications Operating LLC
5.375% due 05/01/2047		66	69
Chesapeake Energy Corp.
4.554% due 04/15/2019		134	133
CommScope Technologies LLC
5.000% due 03/15/2027		2	2
Community Health Systems, Inc.
6.250% due 03/31/2023		161	165
CSN Resources S.A.
6.500% due 07/21/2020		535	408
DAE Funding LLC
4.000% due 08/01/2020 (c)		60	61
4.500% due 08/01/2022 (c)		60	61
5.000% due 08/01/2024 (c)		160	164
Diamond Resorts International, Inc.
10.750% due 09/01/2024		2,500	2,719
DriveTime Automotive Group, Inc.
8.000% due 06/01/2021		800	806
Dynegy, Inc.
8.034% due 02/02/2024		1,859	1,803
Exela Intermediate LLC
10.000% due 07/15/2023		120	117
Ferroglobe PLC
9.375% due 03/01/2022		2,100	2,263
Ford Motor Co.
7.700% due 05/15/2097 (l)		10,460	13,036
Fresh Market, Inc.
9.750% due 05/01/2023		8,000	6,580
HCA, Inc.
4.500% due 02/15/2027		940	964
5.500% due 06/15/2047		101	106
7.500% due 11/15/2095		1,200	1,241
iHeartCommunications, Inc.
9.000% due 09/15/2022		3,450	2,553
Intelsat Jackson Holdings S.A.
7.250% due 10/15/2020		3,840	3,706
9.750% due 07/15/2025		200	207
Intelsat Luxembourg S.A.
7.750% due 06/01/2021		6,888	4,443
8.125% due 06/01/2023		7,535	4,702
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019		7,420	7,364
Kinder Morgan Energy Partners LP
6.375% due 03/01/2041		400	458
Kinder Morgan, Inc.
7.800% due 08/01/2031 (l)		3,500	4,481
Mallinckrodt International Finance S.A.
4.750% due 04/15/2023		300	267

64	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New Albertson’s, Inc.
6.570% due 02/23/2028		$6,800	$5,219
Park Aerospace Holdings Ltd.
5.250% due 08/15/2022		13	13
5.500% due 02/15/2024		36	37
Petroleos Mexicanos
6.500% due 03/13/2027		526	580
6.750% due 09/21/2047		280	295
PetSmart, Inc.
5.875% due 06/01/2025		112	108
Prime Security Services Borrower LLC
9.250% due 05/15/2023		621	695
QVC, Inc.
4.375% due 03/15/2023		420	432
5.950% due 03/15/2043		4,515	4,424
Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	1,300	2,131
Sabine Pass Liquefaction LLC
5.875% due 06/30/2026 (l)		$2,500	2,819
Safeway, Inc.
7.250% due 02/01/2031		245	227
Scientific Games International, Inc.
10.000% due 12/01/2022		779	872
SFR Group S.A.
7.375% due 05/01/2026 (l)		5,564	6,044
Sirius XM Radio, Inc.
3.875% due 08/01/2022		57	58
Spirit Issuer PLC
3.000% due 12/28/2031	GBP	1,000	1,288
6.582% due 12/28/2027		1,000	1,424
Symantec Corp.
5.000% due 04/15/2025		$45	47
UCP, Inc.
8.500% due 10/21/2017		2,000	2,020
Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	3,822	5,692
6.542% due 03/30/2021		1,175	1,697
United Group BV
4.375% due 07/01/2022	EUR	100	119
4.875% due 07/01/2024		100	118
UPCB Finance Ltd.
3.625% due 06/15/2029		190	224
Valeant Pharmaceuticals International, Inc.
6.500% due 03/15/2022		$89	94
7.000% due 03/15/2024		171	183
Westmoreland Coal Co.
8.750% due 01/01/2022		6,335	5,535
Wynn Las Vegas LLC
5.250% due 05/15/2027		62	64

			122,494

UTILITIES 6.2%
AT&T, Inc.
2.215% due 02/14/2023 (c)		100	100
2.850% due 02/14/2023 (c)		200	200
3.400% due 08/14/2024 (c)		400	401
3.900% due 08/14/2027 (c)		360	360
4.900% due 08/14/2037 (c)		366	365
5.150% due 02/14/2050 (c)		550	550
5.300% due 08/14/2058 (c)		164	164
Gazprom Neft OAO Via GPN Capital S.A.
6.000% due 11/27/2023 (l)		9,600	10,475
Northwestern Bell Telephone
7.750% due 05/01/2030		12,625	14,577
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022 ^		358	223
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023 ^(j)		3,858	1,379
6.750% due 10/01/2023 ^(j)		4,221	1,512
Petrobras Global Finance BV
6.125% due 01/17/2022		466	491
6.625% due 01/16/2034	GBP	100	133
6.750% due 01/27/2041		$2,400	2,313

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.250% due 03/17/2044	$251	$253
7.375% due 01/17/2027	694	753
8.375% due 05/23/2021	2,319	2,620
Sprint Capital Corp.
6.900% due 05/01/2019	1,100	1,173

		38,042

Total Corporate Bonds & Notes (Cost $311,947)		323,584

CONVERTIBLE BONDS & NOTES 0.7%

INDUSTRIALS 0.7%
DISH Network Corp.
3.375% due 08/15/2026	3,400	4,241

Total Convertible Bonds & Notes (Cost $3,400)		4,241

MUNICIPAL BONDS & NOTES 7.3%

CALIFORNIA 1.2%
Riverside County, California Redevelopment Successor Agency Tax Allocation Bonds, Series 2010
7.500% due 10/01/2030	1,200	1,289
San Francisco, California City & County Redevelopment Agency Tax Allocation Bonds, Series 2009
8.406% due 08/01/2039	1,650	2,220
Stockton Public Financing Authority, California Revenue Bonds, (BABs), Series 2009
7.942% due 10/01/2038	3,500	3,862

		7,371

ILLINOIS 0.2%
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033	180	195
7.750% due 01/01/2042	330	346
Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035	35	39
7.350% due 07/01/2035	20	23
Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	280	281

		884

OHIO 3.5%
Ohio State University Revenue Bonds, Series 2011
4.800% due 06/01/2111	21,000	21,427

VIRGINIA 0.1%
Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	835	717

WEST VIRGINIA 2.3%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (g)	45,700	2,377
7.467% due 06/01/2047	12,305	11,682

		14,059

Total Municipal Bonds & Notes (Cost $38,767)		44,458

U.S. GOVERNMENT AGENCIES 2.6%
Fannie Mae
3.500% due 02/25/2042 (a)	1,128	150
4.232% due 10/25/2029	530	556
4.500% due 11/25/2042 (a)	2,960	539
5.018% due 01/25/2040 (a)	404	66
5.482% due 01/25/2029	400	449
6.082% due 10/25/2029	330	362

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Freddie Mac
0.000% due 08/25/2046 (b)(g)	$3,050	$1,869
0.100% due 08/25/2046 (a)	39,298	172
3.000% due 02/15/2033 (a)	2,433	282
3.500% due 12/15/2032 (a)	4,063	534
6.174% due 11/25/2055	8,741	4,994
8.727% due 09/15/2035	776	1,171
8.782% due 12/25/2027	2,895	3,403
11.982% due 03/25/2025	736	997
Ginnie Mae
3.500% due 06/20/2042 - 10/20/2042 (a)	886	125
4.000% due 10/16/2042 - 10/20/2042 (a)	539	74

Total U.S. Government Agencies (Cost $14,778)		15,743

NON-AGENCY MORTGAGE-BACKED SECURITIES 22.5%
Banc of America Alternative Loan Trust
6.000% due 01/25/2036 ^	127	119
Banc of America Funding Corp.
6.000% due 01/25/2037	7,429	5,909
Banc of America Funding Trust
3.578% due 01/20/2047 ^	1,406	1,328
BCAP LLC Trust
3.278% due 07/26/2037	11,676	10,465
3.517% due 08/26/2037	14,119	9,243
3.517% due 08/28/2037	6,895	6,458
3.548% due 05/26/2036	113	2
4.061% due 09/26/2036	5,272	4,607
5.045% due 03/26/2037	1,042	629
5.750% due 12/26/2035	5,145	4,405
6.250% due 11/26/2036	5,160	4,541
8.440% due 05/26/2037	1,756	770
12.536% due 06/26/2036	475	222
Bear Stearns ALT-A Trust
1.732% due 01/25/2036 ^	1,593	1,602
3.226% due 09/25/2047 ^	7,240	5,707
3.268% due 11/25/2036 ^	530	437
3.315% due 11/25/2035	8,437	7,233
3.625% due 09/25/2035 ^	731	599
Chase Mortgage Finance Trust
3.224% due 12/25/2035 ^	12	11
5.500% due 05/25/2036 ^	37	34
Citicorp Mortgage Securities Trust
5.500% due 04/25/2037	120	120
6.000% due 09/25/2037	1,428	1,484
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.688% due 10/15/2048	2,300	1,234
Commercial Mortgage Loan Trust
6.155% due 12/10/2049	2,161	1,364
Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036 ^	3,136	2,644
6.000% due 08/25/2037 ^	1,367	1,085
Countrywide Alternative Loan Trust
3.404% due 04/25/2036 ^	1,430	1,268
5.500% due 03/25/2035	344	270
5.500% due 01/25/2036	841	715
5.500% due 03/25/2036 ^	149	120
5.750% due 01/25/2035	462	465
5.750% due 02/25/2035	487	466
5.750% due 12/25/2036 ^	905	646
6.000% due 02/25/2035	447	455
6.000% due 04/25/2036	682	531
6.000% due 04/25/2037 ^	2,206	1,655
6.250% due 11/25/2036 ^	955	852
6.250% due 12/25/2036 ^	658	488
6.500% due 08/25/2036 ^	596	406
Countrywide Home Loan Mortgage Pass-Through Trust
1.812% due 03/25/2035 ^	5,721	4,621
6.000% due 07/25/2037	2,181	1,772
6.250% due 09/25/2036 ^	733	617
Credit Suisse First Boston Mortgage Securities Corp.
6.000% due 11/25/2035 ^	532	461
Credit Suisse Mortgage Capital Certificates
1.440% due 10/26/2036	7,033	4,683

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2017	65

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.750% due 04/25/2036 ^		$200	$159
Epic Drummond Ltd.
0.000% due 01/25/2022	EUR	137	162
First Horizon Alternative Mortgage Securities Trust
6.000% due 08/25/2036 ^		$1,414	1,191
First Horizon Mortgage Pass-Through Trust
3.000% due 11/25/2035 ^		477	417
3.332% due 05/25/2037 ^		489	406
GS Mortgage Securities Trust
5.622% due 11/10/2039		1,001	921
IndyMac Mortgage Loan Trust
6.500% due 07/25/2037 ^		3,648	2,434
JPMorgan Alternative Loan Trust
3.079% due 03/25/2037 ^		1,411	1,261
3.351% due 03/25/2036 ^		2,456	1,976
3.409% due 05/25/2036 ^		2,375	1,833
JPMorgan Chase Commercial Mortgage Securities Trust
5.623% due 05/12/2045		1,628	1,402
JPMorgan Mortgage Trust
3.244% due 10/25/2035		356	345
3.378% due 02/25/2036 ^		488	438
6.500% due 09/25/2035		128	125
LB-UBS Commercial Mortgage Trust
5.407% due 11/15/2038		923	707
5.562% due 02/15/2040		1,385	997
Lehman Mortgage Trust
6.000% due 07/25/2037 ^		1,222	1,156
6.500% due 09/25/2037 ^		3,080	2,263
Lehman XS Trust
1.452% due 06/25/2047		2,764	2,414
MASTR Asset Securitization Trust
6.500% due 11/25/2037 ^		584	435
Merrill Lynch Mortgage Investors Trust
3.214% due 03/25/2036 ^		2,159	1,582
Morgan Stanley Capital Trust
5.991% due 06/11/2049		1,741	1,747
Nomura Asset Acceptance Corp. Alternative Loan Trust
4.976% due 05/25/2035 ^		14	12
RBSSP Resecuritization Trust
1.376% due 02/26/2047		1,628	1,641
Residential Accredit Loans, Inc. Trust
4.284% due 12/26/2034 ^		1,376	1,090
6.000% due 08/25/2036 ^		433	375
Residential Asset Securitization Trust
5.750% due 02/25/2036 ^		1,265	992
6.000% due 07/25/2037 ^		1,683	1,277
6.250% due 09/25/2037 ^		2,925	2,142
Residential Funding Mortgage Securities, Inc. Trust
4.375% due 09/25/2035		1,019	862
4.599% due 08/25/2036 ^		1,644	1,461
Structured Adjustable Rate Mortgage Loan Trust
3.243% due 11/25/2036 ^		3,051	2,768
3.291% due 07/25/2036 ^		740	589
3.391% due 01/25/2036 ^		2,793	2,138
Suntrust Adjustable Rate Mortgage Loan Trust
3.531% due 02/25/2037 ^		374	335
WaMu Mortgage Pass-Through Certificates Trust
3.030% due 10/25/2036 ^		1,031	916
3.160% due 02/25/2037 ^		719	684
3.161% due 05/25/2037 ^		1,632	1,515
3.326% due 07/25/2037 ^		1,240	1,156
Wells Fargo Mortgage-Backed Securities Trust
3.166% due 07/25/2036 ^		376	379
5.750% due 03/25/2037 ^		337	332

Total Non-Agency Mortgage-Backed Securities (Cost $127,668)			137,778

ASSET-BACKED SECURITIES 20.6%
Airspeed Ltd.
1.496% due 06/15/2032		3,205	2,683
Apidos CLO
0.000% due 07/22/2026		1,500	919

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Argent Securities Trust
1.422% due 03/25/2036		$4,062	$2,177
Bear Stearns Asset-Backed Securities Trust
1.372% due 10/25/2036 ^		5,968	5,905
6.500% due 10/25/2036 ^		374	286
Belle Haven ABS CDO Ltd.
1.551% due 07/05/2046		180,259	3,118
CIFC Funding Ltd.
0.000% due 05/24/2026 (g)		2,400	1,605
0.000% due 07/22/2026 (g)		1,500	983
Citigroup Mortgage Loan Trust, Inc.
1.382% due 12/25/2036		16,326	8,619
1.392% due 12/25/2036		4,324	2,898
Cork Street CLO Designated Activity Co.
0.000% due 11/27/2028	EUR	2,366	2,466
3.600% due 11/27/2028		1,062	1,259
4.500% due 11/27/2028		929	1,103
6.200% due 11/27/2028		1,150	1,369
Countrywide Asset-Backed Certificates
1.372% due 12/25/2046		$16,110	12,150
1.372% due 06/25/2047 ^		1,801	1,404
1.402% due 03/25/2037		2,545	2,422
1.432% due 06/25/2047		11,310	9,821
Countrywide Asset-Backed Certificates Trust
1.982% due 11/25/2035		4,008	3,796
Fremont Home Loan Trust
1.382% due 01/25/2037		15,493	8,997
Grosvenor Place CLO BV
0.000% due 04/30/2029	EUR	500	467
HSI Asset Securitization Corp. Trust
0.000% due 10/25/2036 (g)		$3,404	1,426
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
1.392% due 07/25/2037		3,375	2,130
JPMorgan Mortgage Acquisition Corp.
1.522% due 01/25/2036		770	746
Lehman XS Trust
6.290% due 06/24/2046		3,726	3,469
Long Beach Mortgage Loan Trust
1.532% due 01/25/2036		5,000	3,785
Merrill Lynch Mortgage Investors Trust
1.392% due 04/25/2037		589	333
Morgan Stanley Mortgage Loan Trust
6.250% due 07/25/2047 ^		778	557
SLM Student Loan Trust
0.000% due 10/28/2029 (g)		1	1,439
0.000% due 01/25/2042 (g)		4	3,504
SoFi Professional Loan Program LLC
0.000% due 05/25/2040 (g)		4,400	2,295
0.000% due 07/25/2040 (g)		21	1,209
0.000% due 09/25/2040 (g)		1,758	995
South Coast Funding Ltd.
1.785% due 08/10/2038		12,539	2,458
Specialty Underwriting & Residential Finance Trust
1.732% due 09/25/2036		14,063	11,421
Taberna Preferred Funding Ltd.
1.531% due 12/05/2036		5,327	4,102
1.551% due 08/05/2036		451	341
1.551% due 08/05/2036 ^		8,914	6,730
1.771% due 07/05/2035		5,846	4,940

Total Asset-Backed Securities (Cost $122,201)			126,327

SOVEREIGN ISSUES 2.6%
Argentine Government International Bond
7.820% due 12/31/2033	EUR	7,098	8,834
Autonomous Community of Catalonia
4.900% due 09/15/2021		1,500	1,890
Autonomous Community of Valencia
2.013% due 09/04/2017		2,500	2,969
Republic of Greece Government International Bond
3.800% due 08/08/2017	JPY	204,000	1,854
4.750% due 04/17/2019	EUR	300	363

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sri Lanka Government International Bond
6.200% due 05/11/2027	$200	$207

Total Sovereign Issues (Cost $15,269)		16,117

	SHARES
COMMON STOCKS 0.5%

ENERGY 0.0%
Forbes Energy Services Ltd. (e)(j)	21,825	234

FINANCIALS 0.5%
TIG FinCo PLC (j)	2,072,442	2,734

Total Common Stocks (Cost $3,720)		2,968

WARRANTS 0.1%

INDUSTRIALS 0.1%
Sequa Corp. - Exp. 04/28/2024	819,000	384

UTILITIES 0.0%
Dynegy, Inc. - Exp. 02/02/2024	62,273	12

Total Warrants (Cost $164)		396

PREFERRED SECURITIES 4.3%

BANKING & FINANCE 1.9%
Farm Credit Bank of Texas
10.000% due 12/15/2020 (h)	9,150	11,249

INDUSTRIALS 2.4%
Sequa Corp.
9.000%	15,193	14,820

Total Preferred Securities (Cost $25,967)		26,069

SHORT-TERM INSTRUMENTS 2.7%

REPURCHASE AGREEMENTS (k) 2.1%
		13,099

	PRINCIPAL AMOUNT (000S)
U.S. TREASURY BILLS 0.6%
0.961% due 08/31/2017 - 01/04/2018 (f)(g)(o)	3,542	3,537

Total Short-Term Instruments (Cost $16,636)		16,636

Total Investments in Securities (Cost $705,518)		738,518

Total Investments 120.6% (Cost $705,518)		$738,518

Financial Derivative Instruments (m)(n) (0.7)% (Cost or Premiums, net $(1,679))		(4,124)

Preferred Shares (15.1)%		(92,450)

Other Assets and Liabilities, net (4.8)%		(29,634)

Net Assets Applicable to Common Shareholders 100.0%		$612,310

66	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2017

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind security.
(e)	Security did not produce income within the last twelve months.
(f)	Coupon represents a weighted average yield to maturity.
(g)	Zero coupon security.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Security is subject to a forbearance agreement entered into by the Fund which forbears the Fund from taking action to, among other things, accelerate and collect payments on the subject note with respect to specified events of default.

(j)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Forbes Energy Services Ltd.	10/09/2014 - 12/03/2014	$944	$234	0.04%
Odebrecht Offshore Drilling Finance Ltd. 6.625% due 10/01/2023	04/09/2015 - 07/30/2015	3,061	1,379	0.22
Odebrecht Offshore Drilling Finance Ltd. 6.750% due 10/01/2023	04/09/2015 - 07/30/2015	2,579	1,512	0.25
TIG FinCo PLC	04/02/2015 - 07/20/2017	2,776	2,734	0.45

		$9,360	$5,859	0.96%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
JPS	1.170%	07/31/2017	08/01/2017	$9,800	Ginnie Mae 3.000% due 08/20/2046	$(10,130)	$9,800	$9,800
SSB	0.200	07/31/2017	08/01/2017	3,299	U.S. Treasury Notes 3.500% due 05/15/2020(2)	(3,369)	3,299	3,299

Total Repurchase Agreements						$(13,499)	$13,099	$13,099

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date		Amount Borrowed(3)	Payable for Reverse Repurchase Agreements
BCY	0.250%	06/16/2017	TBD	(4)	$(1,935)	$(1,936)
BPS	1.610	06/02/2017	08/31/2017		(5,359)	(5,373)
JML	1.950	07/14/2017	08/03/2017		(8,760)	(8,769)
	1.950	08/03/2017	08/18/2017		(8,410)	(8,410)
RBC	2.050	02/06/2017	08/07/2017		(5,793)	(5,851)
	2.050	05/11/2017	08/07/2017		(2,472)	(2,483)
	2.170	07/10/2017	01/10/2018		(5,502)	(5,509)
RDR	1.570	05/02/2017	08/02/2017		(4,268)	(4,285)
	1.760	08/02/2017	11/02/2017		(4,248)	(4,248)
SOG	1.780	06/08/2017	09/07/2017		(3,283)	(3,292)
UBS	1.700	07/07/2017	10/10/2017		(8,396)	(8,406)
	1.990	05/26/2017	08/28/2017		(3,390)	(3,403)
	2.040	06/09/2017	08/23/2017		(3,092)	(3,101)
	2.140	06/14/2017	09/14/2017		(4,583)	(4,596)

Total Reverse Repurchase Agreements						$(69,662)

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2017	67

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of July 31, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BCY	$0	$(1,936)	$0	$(1,936)	$2,205	$269
BPS	0	(5,373)	0	(5,373)	5,491	118
JML	0	(17,179)	0	(17,179)	10,911	(6,268)
JPS	9,800	0	0	9,800	(10,130)	(330)
RBC	0	(13,843)	0	(13,843)	15,782	1,939
RDR	0	(8,533)	0	(8,533)	8,962	429
SOG	0	(3,292)	0	(3,292)	3,556	264
SSB	3,299	0	0	3,299	(3,369)	(70)
UBS	0	(19,506)	0	(19,506)	22,510	3,004

Total Borrowings and Other Financing Transactions	$13,099	$(69,662)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(27,892)	$(21,667)	$(11,693)	$(61,252)

Total Borrowings	$0	$(27,892)	$(21,667)	$(11,693)	$(61,252)

Gross amount of recognized liabilities for reverse repurchase agreements (6)					$(61,252)

(l)	Securities with an aggregate market value of $69,421 have been pledged as collateral under the terms of the above master agreements as of July 31, 2017.

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

The average amount of borrowings outstanding during the period ended July 31, 2017 was $(63,835) at a weighted average interest rate of 1.560%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(4)	Open maturity reverse repurchase agreement.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(6)	Unsettled reverse repurchase agreements liability of $(8,410) is outstanding at period end.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at July 31, 2017(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
Frontier Communications Corp.	5.000%	06/20/2020	6.967%	$ 6,500	$(215)	$(75)	$(290)	$9	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
							Asset	Liability
CDX.HY-24 5-Year Index	5.000%	06/20/2020	$8,827	$681	$84	$765	$8	$0
CDX.HY-25 5-Year Index	5.000	12/20/2020	7,575	(19)	641	622	4	0
CDX.HY-26 5-Year Index	5.000	06/20/2021	1,287	58	57	115	1	0
CDX.HY-28 5-Year Index	5.000	06/20/2022	2,900	204	34	238	2	0

				$924	$816	$1,740	$15	$0

68	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2017

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
								Asset	Liability
Pay	3-Month USD-LIBOR	2.750%	06/17/2025	$ 149,020	$9,092	$(2,153)	$6,939	$19	$0
Pay	3-Month USD-LIBOR	2.250	06/15/2026	26,800	1,267	(1,126)	141	7	0
Pay(5)	3-Month USD-LIBOR	2.500	12/20/2027	48,400	333	445	778	22	0
Pay	3-Month USD-LIBOR	3.500	06/19/2044	201,500	(6,574)	45,197	38,623	134	0
Receive	3-Month USD-LIBOR	2.250	12/21/2046	31,900	(2,902)	4,925	2,023	0	(39)
Receive	3-Month USD-LIBOR	1.750	06/21/2047	313,100	55,281	1,489	56,770	0	(289)
Pay	6-Month AUD-BBR-BBSW	3.000	12/17/2019	AUD 12,900	185	51	236	5	0
Pay	6-Month AUD-BBR-BBSW	3.500	06/17/2025	8,100	201	182	383	6	0
Receive(5)	6-Month EUR-EURIBOR	1.000	09/20/2027	EUR 12,600	15	(47)	(32)	28	0
Receive(5)	6-Month GBP-LIBOR	1.500	09/20/2027	GBP 24,000	(388)	(191)	(579)	68	0

					$56,510	$48,772	$105,282	$289	$(328)

Total Swap Agreements					$57,219	$49,513	$106,732	$313	$(328)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of July 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$313	$313	$0	$0	$(328)	$(328)

Cash of $16,638 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of July 31, 2017. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	08/2017	AUD	494		$375	$0	$(21)
BOA	08/2017	EUR	1,172		1,355	0	(33)
	08/2017	GBP	1,683		2,180	0	(40)
BPS	08/2017	EUR	37,289		42,310	0	(1,832)
	08/2017	JPY	204,255		1,827	0	(26)
CBK	08/2017	EUR	207		241	0	(4)
	08/2017	GBP	203		262	0	(5)
GLM	08/2017		395		510	0	(11)
	08/2017		$52,022	GBP	39,591	214	0
	09/2017	GBP	39,591		$52,080	0	(214)
HUS	08/2017	AUD	172		131	0	(6)
JPM	08/2017	EUR	154		176	0	(7)
	08/2017		$852	GBP	660	18	0

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2017	69

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
MSB	08/2017		$46,435	EUR	39,611	$456	$0
	09/2017	EUR	39,611		$46,518	0	(456)
TOR	08/2017		$1,837	JPY	204,255	16	0
	09/2017	JPY	204,255		$1,839	0	(16)
UAG	08/2017	EUR	789		902	0	(32)
	08/2017	GBP	37,970		48,706	0	(1,392)

Total Forward Foreign Currency Contracts						$704	$(4,095)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at July 31, 2017(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BPS	Petrobras Global Finance BV	1.000%	12/20/2024	3.536%	$ 1,000	$(195)	$40	$0	$(155)
GST	Petrobras Global Finance BV	1.000	09/20/2020	1.821	10	(1)	1	0	0
	Petrobras Global Finance BV	1.000	12/20/2021	2.538	100	(16)	10	0	(6)
	Petrobras Global Finance BV	1.000	12/20/2024	3.536	1,400	(278)	61	0	(217)
HUS	Petrobras Global Finance BV	1.000	12/20/2019	1.407	300	(25)	22	0	(3)
	Petrobras Global Finance BV	1.000	09/20/2020	1.821	40	(6)	5	0	(1)
	Petrobras Global Finance BV	1.000	12/20/2024	3.536	1,700	(353)	89	0	(264)
MYC	Petrobras Global Finance BV	1.000	12/20/2019	1.407	8,700	(805)	733	0	(72)

						$(1,679)	$961	$0	$(718)

Total Swap Agreements						$(1,679)	$961	$0	$(718)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of July 31, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(4)
AZD	$0	$0	$0	$0	$(21)	$0	$0	$(21)	$(21)	$0	$(21)
BOA	0	0	0	0	(73)	0	0	(73)	(73)	0	(73)
BPS	0	0	0	0	(1,858)	0	(155)	(2,013)	(2,013)	1,684	(329)
CBK	0	0	0	0	(9)	0	0	(9)	(9)	0	(9)
GLM	214	0	0	214	(225)	0	0	(225)	(11)	0	(11)
GST	0	0	0	0	0	0	(223)	(223)	(223)	305	82
HUS	0	0	0	0	(6)	0	(268)	(274)	(274)	377	103
JPM	18	0	0	18	(7)	0	0	(7)	11	0	11
MSB	456	0	0	456	(456)	0	0	(456)	0	0	0
MYC	0	0	0	0	0	0	(72)	(72)	(72)	(38)	(110)
TOR	16	0	0	16	(16)	0	0	(16)	0	0	0
UAG	0	0	0	0	(1,424)	0	0	(1,424)	(1,424)	1,101	(323)

Total Over the Counter	$704	$0	$0	$704	$(4,095)	$0	$(718)	$(4,813)

(o)	Securities with an aggregate market value of $3,537 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of July 31, 2017.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

70	PIMCO CLOSED-END FUNDS	See Accompanying Notes

July 31, 2017

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of July 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$24	$0	$0	$289	$313

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$704	$0	$704

	$0	$24	$0	$704	$289	$1,017

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$328	$328

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,095	$0	$4,095
Swap Agreements	0	718	0	0	0	718

	$0	$718	$0	$4,095	$0	$4,813

	$0	$718	$0	$4,095	$328	$5,141

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended July 31, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$1,092	$0	$0	$50,049	$51,141

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,089	$0	$2,089
Swap Agreements	0	220	0	0	0	220

	$0	$220	$0	$2,089	$0	$2,309

	$0	$1,312	$0	$2,089	$50,049	$53,450

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$252	$0	$0	$(42,848)	$(42,596)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(3,144)	$0	$(3,144)
Swap Agreements	0	1,690	0	0	0	1,690

	$0	$1,690	$0	$(3,144)	$0	$(1,454)

	$0	$1,942	$0	$(3,144)	$(42,848)	$(44,050)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of July 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 07/31/2017
Investments in Securities, at Value
Loan Participations and Assignments	$0	$23,330	$871	$24,201
Corporate Bonds & Notes
Banking & Finance	0	158,597	4,451	163,048
Industrials	0	120,474	2,020	122,494
Utilities	0	38,042	0	38,042
Convertible Bonds & Notes
Industrials	0	4,241	0	4,241

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 07/31/2017
Municipal Bonds & Notes
California	$0	$7,371	$0	$7,371
Illinois	0	884	0	884
Ohio	0	21,427	0	21,427
Virginia	0	717	0	717
West Virginia	0	14,059	0	14,059
U.S. Government Agencies	0	10,749	4,994	15,743
Non-Agency Mortgage-Backed Securities	0	137,778	0	137,778
Asset-Backed Securities	0	116,885	9,442	126,327

See Accompanying Notes	ANNUAL REPORT	JULY 31, 2017	71

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)

July 31, 2017

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 07/31/2017
Sovereign Issues	$0	$16,117	$0	$16,117
Common Stocks
Energy	234	0	0	234
Financials	0	0	2,734	2,734
Warrants
Industrials	0	0	384	384
Utilities	12	0	0	12
Preferred Securities
Banking & Finance	0	11,249	0	11,249
Industrials	0	0	14,820	14,820
Short-Term Instruments
Repurchase Agreements	0	13,099	0	13,099
U.S. Treasury Bills	0	3,537	0	3,537

Total Investments	$246	$698,556	$39,716	$738,518

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 07/31/2017
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$313	$0	$313
Over the counter	0	704	0	704

	$0	$1,017	$0	$1,017

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(328)	0	(328)
Over the counter	0	(4,813)	0	(4,813)

	$0	$(5,141)	$0	$(5,141)

Total Financial Derivative Instruments	$0	$(4,124)	$0	$(4,124)

Totals	$246	$694,432	$39,716	$734,394

There were no significant transfers among Levels 1 and 2 during the period ended July 31, 2017.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended July 31, 2017:

Category and Subcategory	Beginning Balance at 07/31/2016	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 07/31/2017	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 07/31/2017(1)
Investments in Securities, at Value
Loan Participations and Assignments	$0	$831	$0	$1	$0	$39	$0	$0	$871	$39
Corporate Bonds & Notes
Banking & Finance	5,517	200	(1,249)	2	153	(172)	0	0	4,451	(1)
Industrials	1,991	0	0	3	0	26	0	0	2,020	26
U.S. Government Agencies	4,736	0	(87)	85	35	225	0	0	4,994	219
Asset-Backed Securities	5,917	4,499	0	23	0	(997)	0	0	9,442	(997)
Common Stocks
Financials	316	2,040	0	0	0	378	0	0	2,734	378
Warrants
Industrials	0	0	0	0	0	384	0	0	384	384
Preferred Securities
Industrials	0	15,193	0	0	0	(373)	0	0	14,820	(373)

Totals	$18,477	$22,763	$(1,336)	$114	$188	$(490)	$0	$0	$39,716	$(325)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 07/31/2017	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$277	Other Valuation Techniques(2)	—	—
	398	Proxy Pricing	Base Price	99.500
	196	Third Party Vendor	Broker Quote	98.000
Corporate Bonds & Notes
Banking & Finance	4,451	Proxy Pricing	Base Price	101.000-114.491
Industrials	2,020	Proxy Pricing	Base Price	101.000
U.S. Government Agencies	4,994	Proxy Pricing	Base Price	57.000
Asset-Backed Securities	9,442	Proxy Pricing	Base Price	52.170-100,000.000
Common Stocks
Financials	2,734	Other Valuation Techniques(2)	—	—
Warrants
Industrials	384	Other Valuation Techniques(2)	—	—
Preferred Securities
Industrials	14,820	Fundamental Valuation	Company Assets	$ 551,000.000

Total	$39,716

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at July 31, 2017 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

72	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Notes to Financial Statements

July 31, 2017

1. ORGANIZATION

PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II (each a “Fund” and collectively the “Funds”) are organized as closed-end management investment companies registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “Act”). Each Fund was organized as a Massachusetts business trust on the dates shown in the table below. Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) serves as the Funds’ investment manager.

Fund Name	Formation Date
PIMCO Corporate & Income Opportunity Fund	September 13, 2002
PIMCO Corporate & Income Strategy Fund	October 17, 2001
PIMCO High Income Fund	February 18, 2003
PIMCO Income Strategy Fund	June 19, 2003
PIMCO Income Strategy Fund II	June 30, 2004

Each Fund has authorized an unlimited number of Common Shares at a par value of $0.00001 per share.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains (losses) from securities sold are recorded on the identified cost basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

ANNUAL REPORT	JULY 31, 2017	73

Notes to Financial Statements (Cont.)

(c) Distributions — Common Shares  The following table shows the anticipated frequency of distributions from net investment income and gains from the sale of portfolio securities and other sources to common shareholders.

Distribution Frequency
Fund Name	Declared	Distributed
PIMCO Corporate & Income Opportunity Fund	Monthly	Monthly
PIMCO Corporate & Income Strategy Fund	Monthly	Monthly
PIMCO High Income Fund	Monthly	Monthly
PIMCO Income Strategy Fund	Monthly	Monthly
PIMCO Income Strategy Fund II	Monthly	Monthly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

A Fund may engage in investment strategies, including the use of derivatives, to, among other things, generate current, distributable income even if such strategies could potentially result in declines in the Fund’s net asset value (“NAV”). A Fund’s income and gain-generating strategies, including certain derivatives strategies, may generate current income and gains taxable as ordinary income sufficient to support monthly distributions even in situations when the Fund has experienced a decline in net assets due to, for example, adverse changes in the broad U.S. or non-U.S. equity markets or the Fund’s debt investments, or arising from its use of derivatives. A Fund may enter into opposite sides of interest rate swap and other derivatives for the principal purpose of generating distributable gains on the one side (characterized as ordinary income for tax purposes) that are not part of the Fund’s duration or yield curve management strategies (“paired swap transactions”), and with a substantial possibility that the Fund will experience a corresponding capital loss and decline in NAV with respect to the opposite side transaction (to the extent it does not have corresponding offsetting capital gains). Consequently, common shareholders may receive distributions and owe tax at a time when their investment in a Fund has declined in value, which tax may be at ordinary income rates, and which may be economically similar to a taxable return of capital. The tax treatment of certain derivatives may be open to different interpretations. Any recharacterization of payments made or received by a Fund pursuant to derivatives potentially could affect the amount, timing or character of Fund distributions. In addition, the tax treatment of such investment strategies may be changed by regulation or otherwise.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting.

As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements  In August 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate,

74	PIMCO CLOSED-END FUNDS

July 31, 2017

that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In March 2016, the FASB issued ASU 2016-05 which provides guidance related to the impact of derivative contract novations on certain relationships under Accounting Standards Codification (“ASC”) 815. The ASU is effective for annual periods beginning after December 15, 2016, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for these amendments is August 1, 2017. Compliance is based on reporting period-end date. At this time, management is assessing the anticipated impact of these regulatory developments.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The NAV of a Fund’s shares is determined by dividing the total value of portfolio investments and other assets attributable to that Fund less any liabilities by the total number of shares outstanding of that Fund.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time as of which its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may

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Notes to Financial Statements (Cont.)

be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when a Fund is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing

Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that a Fund is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Manager. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Funds’ policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Funds cannot ensure that fair values determined by the Board or persons acting at their direction would

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accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To

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Notes to Financial Statements (Cont.)

the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation based on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Fundamental analysis valuation estimates fair value by using an internal model that utilizes financial statements of the non-public underlying company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

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4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Loan Participations, Assignments and Originations  Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of direct investments, participations in loans or assignments of all or a portion of loans from third parties or exposure to investments in or originations of loans through investments in a mutual fund or other pooled investment vehicle. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement.

In the event of the insolvency of the agent selling a participation, a Fund may be treated as a general creditor of the agent and may not benefit from any set-off between the agent and the borrower. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. The Funds may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans or acting as an originator of loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, lender liability, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans. To the extent that a Fund originates a loan, it may be responsible for all or a substantial portion of the expenses associated with initiating the loan. This may include significant legal and due diligence expenses, which will be indirectly borne by a Fund and its shareholders. A Fund may pay fees and expenses associated with originating a loan, including significant legal and due diligence expenses, irrespective of whether the loan transaction is ultimately consummated or closed.

Additionally, because loans are not ordinarily registered with the SEC or any state securities commission or listed on any securities exchange, there is usually less publicly available information about such instruments. In addition, loans may not be considered “securities” for purposes of the anti-fraud provisions under the federal securities laws and, as a result, as a purchaser of these instruments, a Fund may not be entitled to the anti-fraud protections of the federal securities laws. In the course of investing in such instruments, a Fund may come into possession of material nonpublic information and, because of prohibitions on trading in securities of issuers while in possession of such information, the Fund may be unable to enter into a transaction in a publicly-traded security of that issuer when it would otherwise be advantageous for the Fund to do so. Alternatively, a Fund may choose not to receive material nonpublic information about an issuer of such loans, with the result that the Fund may have less information about such issuers than other investors who transact in such assets.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. Because investing in unfunded loan commitments creates a future obligation for a Fund to provide funding to a borrower upon demand in exchange for a fee, the Fund will segregate or earmark liquid assets with the Fund’s custodian in amounts sufficient to satisfy any such future obligations. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. As of July 31, 2017,

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Notes to Financial Statements (Cont.)

PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II had $1,700,488, $983,572, $1,311,237, $387,292, and $993,497, respectively, in unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities typically provide a monthly payment which consists of both principal and interest. Interest may be determined by fixed or adjustable rates. In times of declining interest rates, there is a greater likelihood that a Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans (“CMBS”) reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including without limitation, auto loans, credit card receivables, home equity loans, and student loans. The Funds may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is typically backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, a Fund may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount

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on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must also have support tranches — known as support bonds, companion bonds or non-PAC bonds — which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. A Fund may invest in various tranches of CMO bonds, including support bonds and equity or “first loss” tranches (see “Collateralized Debt Obligations” above).

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases both the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Funds may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  Certain Funds may invest in payment in-kind securities (“PIKs”). PIKs may give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Restricted Securities  Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may generally be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities held by the Funds at July 31, 2017 are disclosed in the Notes to Schedules of Investments.

U.S. Government Agencies or Government-Sponsored Enterprises   Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation

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Notes to Financial Statements (Cont.)

Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Warrants  Certain Funds may receive warrants. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions   Certain Funds may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  Certain Funds may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by a Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of

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the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price, please see Note 7, Principal Risks.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds may use financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and of the realized appreciation (depreciation) and changes in unrealized appreciation (depreciation) related to such instruments on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

PIMCO Corporate & Income Opportunity Fund is subject to regulation as a commodity pool under the Commodity Exchange Act pursuant to recent rule changes by the Commodity Futures Trading Commission (the “CFTC”). The Manager has registered with the CFTC as a Commodity Pool Operator and a Commodity Trading Adviser with respect to the Fund, and is a member of the National Futures Association. As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply to PIMCO Corporate & Income Opportunity Fund. Compliance with the CFTC’s regulatory requirements could increase PIMCO Corporate & Income Opportunity Fund’s expenses, adversely affecting its total return.

(a ) Forward Foreign Currency Contracts  Certain Funds may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. The contractual obligations of a buyer or seller of a forward foreign currency contract may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. Although forwards may be intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Statements of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently

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Notes to Financial Statements (Cont.)

marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying a Fund’s investment policies and restrictions, swap agreements are generally valued by a Fund at market value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty. To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  Certain Funds may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

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Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default. Credit default swaps on indices are instruments often used to attempt to protect investors owning bonds against default, but may also be used for speculative purposes.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  Certain Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

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Notes to Financial Statements (Cont.)

Asset Segregation  Certain of the transactions described above can be viewed as constituting a form of borrowing or financing transaction by a Fund. In such event, a Fund may but is not required to cover its commitment under such transactions by segregating or “earmarking” assets in accordance with procedures adopted by the Board, in which case such transactions will not be considered “senior securities” by the Fund. With respect to forwards, futures contracts, options and swaps that are contractually permitted or required to cash settle (i.e., where physical delivery of the underlying reference asset is not required), a Fund (other than PIMCO Corporate & Income Opportunity Fund) is permitted to segregate or earmark liquid assets equal to the Fund’s daily marked-to-market net obligation under the derivative instrument, if any, rather than the derivative’s full notional value. By segregating or earmarking liquid assets equal to only its net marked-to-market obligation under derivatives that are required to cash settle, a Fund will have the ability to employ leverage to a greater extent than if a Fund were to segregate or earmark liquid assets equal to the full notional value of the derivative. For PIMCO Corporate & Income Opportunity Fund, with respect to forwards and futures contracts and interest rate swaps that are contractually required to cash settle (i.e., where physical delivery of the underlying reference asset is not permitted or physical settlement is not otherwise involved), the Fund is permitted to segregate or earmark liquid assets equal to the Fund’s daily marked-to-market net obligation under the derivative instrument, if any, rather than the derivative’s full notional value, but will segregate full notional value, as applicable, with respect to other derivative instruments (including written credit default swaps, written total return swaps and written options) that contractually require or permit physical delivery of securities or other underlying assets.

7. PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Market Risks  A Fund’s investments in financial derivative instruments and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by a Fund will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund may lose money if these changes are not anticipated by the Fund’s management. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. All other things remaining equal, for each one percentage point increase in interest rates, the value of a portfolio of fixed income investments would generally be expected to decline by one percent for every year of the portfolio’s average duration above zero. For example, the value of a portfolio of fixed income securities with an average duration of three years would generally be expected to decline by approximately 3% if interest rates rose by one percentage point. Convexity is an additional measure used to understand a security’s interest rate sensitivity. Convexity measures the rate of change of duration in response to changes in interest rates and may be positive or negative Securities with negative convexity may experience greater losses during periods of rising interest rates, and accordingly Funds holding such securities may be subject to a greater risk of losses in periods of rising interest rates. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Under current economic conditions, interest rates are near historically low levels. Thus, the Funds currently face a heightened level of interest rate risk, especially since the Federal Reserve Board has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent the Federal Reserve Board continues to raise interest rates, there is a risk that rates across the financial system may rise. During periods of very low or negative interest rates, a Fund may be unable to maintain positive returns. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent a Fund is exposed to such interest rates. Rising interest rates may result in a decline in value of a Fund’s fixed-income investments and in periods of volatility. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. As a result, dealer inventories of certain types of bonds and similar instruments, which provide a core indication of the ability of financial

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intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty. All of these factors, collectively and/or individually, could cause a Fund to lose value.

Foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure. If a Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the Fund’s returns.

The market values of a Fund’s investments may decline due to general market conditions which are not specifically related to a particular company or issuer, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by a Fund. Even when markets perform well, there is no assurance that the investments held by a Fund will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

Credit and Counterparty Risks  A Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund seeks to minimize concentrations of credit risk by undertaking transactions with a large number of counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default. PIMCO, as the Manager, seeks to minimize counterparty risks to the Funds through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold, such counterparty is required to advance collateral to the Fund in the form of cash or securities equal in value to the unpaid amount owed to the Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

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Notes to Financial Statements (Cont.)

8. MASTER ARRANGEMENTS

The Funds may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced (“TBA”) securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivatives transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the CFTC, or the applicable regulator. In the United States, counterparty risk may be reduced as creditors of a futures broker do not have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect

88	PIMCO CLOSED-END FUNDS

July 31, 2017

to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Management Fee  Pursuant to the Investment Management Agreement with PIMCO (the “Agreement”), and subject to the supervision of the Board, PIMCO is responsible for providing to each Fund investment guidance and policy direction in connection with the management of the Fund, including oral and written research, analysis, advice, and statistical and economic data and information. In addition, pursuant to the Agreement and subject to the general supervision of the Board, PIMCO, at its expense, provides or causes to be furnished most other supervisory and administrative services the Funds require, including but not limited to, expenses of most third-party service providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance, proxy solicitations and mailings for shareholder meetings, NYSE listing and related fees, tax services, valuation services and other services the Funds require for their daily operations.

Pursuant to the Agreement, PIMCO receives an annual fee, payable monthly, at the annual rates shown in the table below:

Fund Name	Annual Rate
PIMCO Corporate & Income Opportunity Fund	0.65%	(1)
PIMCO Corporate & Income Strategy Fund	0.81%	(1)
PIMCO High Income Fund	0.76%	(1)
PIMCO Income Strategy Fund	0.86%	(2)
PIMCO Income Strategy Fund II	0.83%	(2)

(1)	Management fees calculated based on the Fund’s average daily NAV (including daily net assets attributable to any preferred shares of the Fund that may be outstanding).
(2)

Management fees calculated based on the Fund’s average weekly “total managed assets”. Total managed assets includes total assets of each Fund (including any assets attributable to any preferred shares or other forms of leverage that may be outstanding) minus accrued liabilities (other than liabilities representing leverage).

(b) Fund Expenses  Each Fund bears other expenses, which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation or expenses, including travel expenses of any of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees and commissions and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating and structuring specialized loan and other investments made by the Fund, subject to specific or general authorization by the Fund’s Board); (iv) expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs, including interest expense, of borrowing money or engaging in other types of leverage financing, including, without limitation, through the use by the Fund of reverse repurchase agreements, tender option bonds, bank borrowings and credit facilities; (vi) costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other senior securities for the purpose of incurring leverage; (vii) fees and expenses of any underlying funds or other pooled investment vehicles in which the Fund invests; (viii) dividend and interest expenses on short positions taken by the Fund; (ix) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; (x) extraordinary expenses, including extraordinary legal expenses, that may arise, including expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; (xi) organizational and offering expenses of the Fund, including with respect to share offerings, such as rights offerings and shelf offerings, following the Fund’s initial offering, and expenses associated with tender offers and other share repurchases and redemptions; and (xii) expenses of the Fund which are capitalized in accordance with U.S. GAAP.

Each of the Trustees of the Funds who is not an “interested person” under Section 2(a)(19) of the Act, (the “Independent Trustees”) also serves as a trustee of a number of other closed-end funds for which PIMCO serves as investment manager (together with the Funds, the “PIMCO Closed-End Funds”), as well as PIMCO Flexible Credit Income

Fund, a closed end management investment company managed by PIMCO that is operated as an “interval fund” (“PFLEX”), and PIMCO Managed Accounts Trust, an open-end investment company with multiple series for which PIMCO serves as investment adviser and

ANNUAL REPORT	JULY 31, 2017	89

Notes to Financial Statements (Cont.)

administrator (“PMAT” and, together with the PIMCO Closed-End Funds and PFLEX the “PIMCO-Managed Funds”). In addition, each of the Independent Trustees also serves as a trustee of certain investment companies (together, the “Allianz-Managed Funds”), for which Allianz Global Investors U.S. LLC (“AllianzGI U.S.”), an affiliate of PIMCO, serves as investment adviser. Prior to the close of business on September 5, 2014, a predecessor entity of AllianzGI U.S. served as investment manager of PMAT and the PIMCO Closed-End Funds.

Each Independent Trustee currently receives annual compensation of $225,000 for his or her service on the Boards of the PIMCO-Managed Funds, payable quarterly. The Independent Chairman of the Boards receives an additional $75,000 per year, payable quarterly. The Audit Oversight Committee Chairman receives an additional $50,000 annually, payable quarterly. Trustees are also reimbursed for meeting-related expenses.

Each Trustee’s compensation for his or her service as a Trustee on the Boards of the PIMCO Managed Funds and other costs in connection with joint meetings of such Funds are allocated among the PIMCO-Managed Funds, as applicable, on the basis of fixed percentages between PMAT, PFLEX and the PIMCO Closed-End Funds. Trustee compensation and other costs will then be further allocated pro rata among the individual PIMCO-Managed Funds within each grouping based on each such PIMCO-Managed Fund’s relative net assets.

10. RELATED PARTY TRANSACTIONS

The Manager is a related party. Fees payable to this party are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act.

Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended July 31, 2017, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands):

Fund Name	Purchases	Sales
PIMCO Corporate & Income Opportunity Fund	$68,393	$106,067
PIMCO Corporate & Income Strategy Fund	16,086	69,074
PIMCO High Income Fund	21,486	117,157
PIMCO Income Strategy Fund	14,236	31,521
PIMCO Income Strategy Fund II	16,025	30,284

11. GUARANTEES AND INDEMNIFICATIONS

Under each Fund’s organizational documents, each Trustee and officer is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended July 31, 2017, were as follows (amounts in thousands):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO Corporate & Income Opportunity Fund	$23,727	$8,195	$803,973	$489,288
PIMCO Corporate & Income Strategy Fund	13,427	5,438	290,539	257,495
PIMCO High Income Fund	10,495	6,472	331,347	371,020
PIMCO Income Strategy Fund	4,503	2,270	157,191	134,173
PIMCO Income Strategy Fund II	4,557	7,167	226,694	175,132

90	PIMCO CLOSED-END FUNDS

July 31, 2017

13. COMMON SHARES OFFERING

On March 23, 2017, the SEC declared effective a registration statement filed using the “shelf” registration process for PIMCO Corporate & Income Opportunity Fund. Pursuant to the shelf registration, PIMCO Corporate & Income Opportunity Fund may offer and sell, from time to time, in one or more offerings, up to 14,500,000 of its Common Shares, par value $0.00001 per share. The aggregate sale proceeds for the sales of the PIMCO Corporate & Income Opportunity Fund Common Shares are subject to an aggregate cap of $229,680,000. The Fund may not sell any Common Shares at a price below the current NAV of such common shares, exclusive of any distributing commission or discount. Sales of the Common Shares, if any, may be made in negotiated transactions or transactions that are deemed to be “at the market”, including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange. During the fiscal year ended July 31, 2017, the Fund sold 4,605,942 Common Shares. Proceeds from the offerings during the fiscal year ended July 31, 2017 (net of commissions and fees) were $74,137,916.

14. AUCTION-RATE PREFERRED SHARES

Each series of Auction-Rate Preferred Shares (“ARPS”) outstanding of each Fund has a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends. Dividends are accumulated daily at an annual rate that is typically reset every seven days through auction procedures (or through default procedures in the event of failed auctions). Distributions of net realized capital gains, if any, are paid at least annually.

For the period ended July 31, 2017, the annualized dividend rates on the ARPS ranged from:

Fund Name	Shares Issued and Outstanding	High	Low	As of July 31, 2017
PIMCO Corporate & Income Opportunity Fund
Series M	1,884	2.342%	0.662%	2.322%
Series T	1,770	2.322%	0.722%	2.302%
Series W	1,847	2.322%	0.622%	2.322%
Series TH	2,033	2.362%	0.682%	2.302%
Series F	1,984	2.362%	0.582%	2.302%

PIMCO Corporate & Income Strategy Fund
Series M	406	1.757%	0.497%	1.742%
Series T	449	1.742%	0.542%	1.727%
Series W	473	1.742%	0.467%	1.742%
Series TH	434	1.772%	0.512%	1.727%
Series F	459	1.772%	0.437%	1.727%

PIMCO High Income Fund
Series M	688	1.874%	0.530%	1.858%
Series T	958	1.858%	0.578%	1.842%
Series W	738	1.858%	0.498%	1.858%
Series TH	757	1.890%	0.546%	1.842%
Series F	938	1.890%	0.466%	1.842%

PIMCO Income Strategy Fund
Series T	766	2.444%	1.689%	2.444%
Series W	699	2.444%	1.689%	2.444%
Series TH	586	2.444%	1.689%	2.444%

PIMCO Income Strategy Fund II
Series M	721	2.447%	1.687%	2.447%
Series T	881	2.444%	1.689%	2.444%
Series W	671	2.444%	1.689%	2.444%
Series TH	753	2.444%	1.689%	2.444%
Series F	672	2.445%	1.691%	2.444%

Each Fund is subject to certain limitations and restrictions while ARPS are outstanding. Failure to comply with these limitations and restrictions could preclude a Fund from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of ARPS at their liquidation preference plus any accumulated, unpaid dividends.

ANNUAL REPORT	JULY 31, 2017	91

Notes to Financial Statements (Cont.)

Preferred shareholders of each Fund, who are entitled to one vote per share, generally vote together with the common shareholders of the Fund but vote separately as a class to elect two Trustees of the Fund and on certain matters adversely affecting the rights of the ARPS.

Since mid-February 2008, holders of ARPS issued by the Funds have been directly impacted by a lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Funds have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate,” as defined for the Funds in the table below:

Fund Name		Applicable %		Reference Rate		Maximum Rate
PIMCO Corporate & Income Opportunity Fund		200%	x	7-day “AA” Financial Composite Commercial Paper Rates	=	Maximum Rate for PTY
PIMCO Corporate & Income Strategy Fund		150%	x	7-day “AA” Financial Composite Commercial Paper Rates	=	Maximum Rate for PCN
PIMCO High Income Fund		160%	x	7-day “AA” Financial Composite Commercial Paper Rates	=	Maximum Rate for PHK
PIMCO Income Strategy Fund	The higher of	150% 1.25%	x +	7-Day USD LIBOR OR 7-Day USD LIBOR	= =	Maximum Rate for PFL
PIMCO Income Strategy Fund II	The higher of	150% 1.25%	x +	7-Day USD LIBOR OR 7-Day USD LIBOR	= =	Maximum Rate for PFN

The maximum rate is a function of short-term interest rates and is typically higher than the rate that would have otherwise been set through a successful auction. If the Funds’ ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for the Fund’s common shareholders could be adversely affected.

15. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of the preparation of this report.

16. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Funds may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of July 31, 2017, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ending in 2013-2016, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

92	PIMCO CLOSED-END FUNDS

July 31, 2017

As of July 31, 2017, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)
PIMCO Corporate & Income Opportunity Fund	$0	$0	$177,293	$(12,175)	$(133,313)	$0	$0
PIMCO Corporate & Income Strategy Fund	0	0	109,529	(6,203)	(79,525)	0	0
PIMCO High Income Fund	0	0	49,625	(12,773)	(145,036)	0	0
PIMCO Income Strategy Fund	1,503	0	38,145	(3,084)	(140,583)	0	0
PIMCO Income Strategy Fund II	8,944	0	85,345	(5,915)	(361,122)	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and accelerated recognition of unrealized gain or loss on certain forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain/loss on swap contracts, market discount and premium amortization, passive foreign investment companies (PFIC), partnership adjustments, convertible preferred securities, and Lehman securities.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for straddle loss deferrals and distributions payable at fiscal year-end.

(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2016 through July 31, 2017 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2016 through July 31, 2017 and Ordinary losses realized during the period January 1, 2017 through July 31, 2017, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

As of July 31, 2017, the Funds had accumulated capital losses expiring in the following years (amounts in thousands†).

The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

	Expiration of Accumulated Capital Losses
	7/31/2018	7/31/2019
PIMCO Corporate & Income Opportunity Fund	$0	$0
PIMCO Corporate & Income Strategy Fund	0	0
PIMCO High Income Fund	0	0
PIMCO Income Strategy Fund	106,315	0
PIMCO Income Strategy Fund II	277,492	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of July 31, 2017, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
PIMCO Corporate & Income Opportunity Fund	$133,313	$0
PIMCO Corporate & Income Strategy Fund	73,783	5,742
PIMCO High Income Fund	75,480	69,556
PIMCO Income Strategy Fund	33,725	543
PIMCO Income Strategy Fund II	78,989	4,641

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	JULY 31, 2017	93

Notes to Financial Statements (Cont.)

July 31, 2017

As of July 31, 2017, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)
PIMCO Corporate & Income Opportunity Fund	$1,489,965	$114,873	$(27,376)	$87,497
PIMCO Corporate & Income Strategy Fund	683,144	60,594	(20,392)	40,202
PIMCO High Income Fund	1,064,275	94,021	(45,909)	48,112
PIMCO Income Strategy Fund	359,992	27,179	(9,671)	17,508
PIMCO Income Strategy Fund II	703,851	57,131	(22,464)	34,667

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, market discount and premium amortization, convertible preferred securities, passive foreign investment companies (PFIC), partnership adjustments, and Lehman securities for federal income tax purposes.

For the fiscal years ended July 31, 2017 and July 31, 2016, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	July 31, 2017			July 31, 2016
	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)
PIMCO Corporate & Income Opportunity Fund	$118,069	$0	$10,356	$114,208	$0	$0
PIMCO Corporate & Income Strategy Fund	68,668	0	834	53,284	0	0
PIMCO High Income Fund	117,877	0	24,148	150,015	0	9,562
PIMCO Income Strategy Fund	28,374	0	0	28,121	0	0
PIMCO Income Strategy Fund II	58,627	0	0	62,313	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

17. SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On August 1, 2017, the following distributions were declared to common shareholders payable September 1, 2017 to shareholders of record on August 11, 2017:

PIMCO Corporate & Income Opportunity Fund	$0.130000 per common share
PIMCO Corporate & Income Strategy Fund	$0.112500 per common share
PIMCO High Income Fund	$0.080699 per common share
PIMCO Income Strategy Fund	$0.090000 per common share
PIMCO Income Strategy Fund II	$0.080000 per common share

On September 6, 2017, the following distributions were declared to common shareholders payable October 2, 2017 to shareholders of record on September 11, 2017:

PIMCO Corporate & Income Opportunity Fund	$0.130000 per common share
PIMCO Corporate & Income Strategy Fund	$0.112500 per common share
PIMCO High Income Fund	$0.080699 per common share
PIMCO Income Strategy Fund	$0.090000 per common share
PIMCO Income Strategy Fund II	$0.080000 per common share

There were no other subsequent events identified that require recognition or disclosure.

94	PIMCO CLOSED-END FUNDS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, and PIMCO Income Strategy Fund II

In our opinion, the (i) accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, and PIMCO High Income Fund as of July 31, 2017, the results of each of their operations and each of their cash flows for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, and (ii) accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II Funds as of July 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, (hereafter referred to as the “Funds”), in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of July 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

September 27, 2017

ANNUAL REPORT	JULY 31, 2017	95

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	GLM	Goldman Sachs Bank USA	NOM	Nomura Securities International Inc.
BCY	Barclays Capital, Inc.	GST	Goldman Sachs International	RBC	Royal Bank of Canada
BOA	Bank of America N.A.	HUS	HSBC Bank USA N.A.	RDR	RBC Capital Markets
BPG	BNP Paribas Securities Corp.	JML	JP Morgan Securities Plc	RTA	Bank of New York Mellon Corp.
BPS	BNP Paribas S.A.	JPM	JPMorgan Chase Bank N.A.	SAL	Citigroup Global Markets, Inc.
BRC	Barclays Bank PLC	JPS	JPMorgan Securities, Inc.	SOG	Societe Generale
CBK	Citibank N.A.	MEI	Merrill Lynch International	SSB	State Street Bank and Trust Co.
DEU	Deutsche Bank Securities, Inc.	MSB	Morgan Stanley Bank, N.A	TOR	Toronto Dominion Bank
DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.	UAG	UBS AG Stamford
FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.	UBS	UBS Securities LLC
FOB	Credit Suisse Securities (USA) LLC	NGF	Nomura Global Financial Products, Inc.

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	JPY	Japanese Yen
BRL	Brazilian Real	GBP	British Pound	USD	USD (or $)

Exchange Abbreviations:
OTC	Over the counter

Index/Spread Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CDX.IG	Credit Derivatives Index - Investment Grade	CMBX	Commercial Mortgage-Backed Index
CDX.HY	Credit Derivatives Index - High Yield

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal

Other Abbreviations:
ABS	Asset-Backed Security	CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate
ALT	Alternate Loan Trust	CDO	Collateralized Debt Obligation	PIK	Payment-in-Kind
BABs	Build America Bonds	CLO	Collateralized Loan Obligation	TBD	To-Be-Determined
BBR	Bank Bill Rate	DAC	Designated Activity Company	TBD%	Interest rate to be determined when loan settles
BBSW	Bank Bill Swap Reference Rate	EURIBOR	Euro Interbank Offered Rate

96	PIMCO CLOSED-END FUNDS

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2017 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reducted tax rates in 2017 is set forth in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended July 31, 2017 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended July 31, 2017 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gain (000s)†
PIMCO Corporate & Income Opportunity Fund	0.00%	0.58%	$52,941	$0
PIMCO Corporate & Income Strategy Fund	0.00%	1.11%	27,404	0
PIMCO High Income Fund	0.00%	0.16%	46,648	0
PIMCO Income Strategy Fund	0.00%	1.02%	12,109	0
PIMCO Income Strategy Fund II	0.00%	1.93%	25,457	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2018, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2017.

ANNUAL REPORT	JULY 31, 2017	97

Shareholder Meeting Results

(Unaudited)

Annual Shareholder Meeting Results

PIMCO Corporate & Income Opportunity Fund and PIMCO Corporate & Income Strategy Fund held their annual meetings of shareholders on April 28, 2017. Shareholders voted as indicated below:

PIMCO Corporate & Income Opportunity Fund	Affirmative	Withheld Authority
Re-election of Bradford K. Gallagher — Class II to serve until the annual meeting held during the 2019-2020 fiscal year	62,078,692	2,006,698
Re-election of James A. Jacobson* — Class II to serve until the annual meeting held during the 2019-2020 fiscal year	4,237	51

The other members of the Board of Trustees at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. Craig A. Dawson, Hans W. Kertess, John C. Maney, William B. Ogden, IV and Alan Rappaport continued to serve as Trustees of the Fund.

*	Preferred Shares Trustee

PIMCO Corporate & Income Strategy Fund	Affirmative	Withheld Authority
Re-election of Bradford K. Gallagher — Class III to serve until the annual meeting for the 2019-2020 fiscal year	33,891,141	953,859
Election of William B. Ogden, IV — Class III to serve until the annual meeting held during the 2019-2020 fiscal year	33,763,462	1,081,538
Re-election of Craig A. Dawson† — Class III to serve until the annual meeting held during the 2019-2020 fiscal year	33,947,327	897,673
Election of John C. Maney† — Class I to serve until the annual meeting held during the 2017-2018 fiscal year	33,947,914	897,086

The other members of the Board of Trustees at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. Hans W. Kertess, James A. Jacobson and Alan Rappaport continued to serve as Trustees of the Fund.

†	Interested Trustee

PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO High Income Fund held their annual meetings of shareholders on June 30, 2017. Shareholders voted as indicated below.

PIMCO Income Strategy Fund	Affirmative	Withheld Authority
Re-election of William B. Ogden, IV — Class I to serve until the annual meeting held during the 2019-2020 fiscal year	21,711,000	524,118
Re-election of Hans W. Kertess* — Class I to serve until the annual meeting held during the 2019-2020 fiscal year	1,968	28

The other members of the Board of Trustees at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. Craig A. Dawson, Bradford K. Gallagher, James A. Jacobson, John C. Maney and Alan Rappaport continued to serve as Trustees of the Fund.

*	Preferred Shares Trustee

PIMCO High Income Fund	Affirmative	Withheld Authority
Re-election of Bradford K. Gallagher — Class II to serve until the annual meeting held during the 2019-2020 fiscal year	103,373,109	5,079,265
Re-election of Craig A. Dawson† — Class II to serve until the annual meeting held during the 2019-2020 fiscal year	103,472,112	4,980,262
Re-election of James A. Jacobson* — Class II to serve until the annual meeting held during the 2019-2020 fiscal year	2,838	267

The other members of the Board of Trustees at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. Hans W. Kertess, John C. Maney, William B. Ogden, IV and Alan Rappaport continued to serve as Trustees of the Fund.

†	Interested Trustee
*	Preferred Shares Trustee

PIMCO Income Strategy Fund II	Affirmative	Withheld Authority
Re-election of Hans W. Kertess — Class III to serve until the annual meeting held during the 2019-2020 fiscal year	50,397,781	852,296
Re-election of James A. Jacobson — Class III to serve until the annual meeting held during the 2019-2020 fiscal year	50,391,343	858,734
Re-election of John C. Maney† — Class III to serve until the annual meeting held during the 2019-2020 fiscal year	50,469,276	780,801

The other members of the Board of Trustees at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. Craig A. Dawson, Bradford K. Gallagher, William B. Ogden, IV and Alan Rappaport continued to serve as Trustees of the Fund.

†	Interested Trustee

98	PIMCO CLOSED-END FUNDS

Changes to Boards of Trustees

(Unaudited)

Effective April 28, 2017, Mr. William B. Ogden, IV, who was previously a Class I Trustee of PCN, became a Class III Trustee of PCN. Effective April 28, 2017, Mr. John C. Maney, who was previously a Class III Trustee of PCN, became a Class I Trustee of PCN.

ANNUAL REPORT	JULY 31, 2017	99

Dividend Reinvestment Plan

Each Fund has adopted a Dividend Reinvestment Plan (the “Plan”) which allows common shareholders to reinvest Fund distributions in additional common shares of the Fund. American Stock Transfer & Trust Company, LLC (the “Plan Agent”) serves as agent for common shareholders in administering the Plan. It is important to note that participation in the Plan and automatic reinvestment of Fund distributions does not ensure a profit, nor does it protect against losses in a declining market.

Automatic enrollment/voluntary participation  Under the Plan, common shareholders whose shares are registered with the Plan Agent (“registered shareholders”) are automatically enrolled as participants in the Plan and will have all Fund distributions of income, capital gains and returns of capital (together, “distributions”) reinvested by the Plan Agent in additional common shares of a Fund, unless the shareholder elects to receive cash. Registered shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, to the nominee) by the Plan Agent. Participation in the Plan is voluntary. Participants may terminate or resume their enrollment in the Plan at any time without penalty by notifying the Plan Agent online at www.astfinancial.com, by calling (844) 33-PIMCO (844-337-4626), by writing to the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560, or, as applicable, by completing and returning the transaction form attached to a Plan statement. A proper notification will be effective immediately and apply to each Fund’s next distribution if received by the Plan Agent at least three (3) days prior to the record date for the distribution; otherwise, a notification will be effective shortly following the Fund’s next distribution and will apply to the Fund’s next succeeding distribution thereafter. If you withdraw from the Plan and so request, the Plan Agent will arrange for the sale of your shares and send you the proceeds, minus a transaction fee and brokerage commissions.

How shares are purchased under the Plan  For each Fund distribution, the Plan Agent will acquire common shares for participants either (i) through receipt of newly issued common shares from each Fund (“newly issued shares”) or (ii) by purchasing common shares of the Fund on the open market (“open market purchases”). If, on a distribution payment date, the net asset value per common share of a Fund (“NAV”) is equal to or less than the market price per common share plus estimated brokerage commissions (often referred to as a “market premium”), the Plan Agent will invest the distribution amount on behalf of participants in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per common share on the payment date. If the NAV is greater than the market price per common shares plus estimated brokerage commissions (often referred to as a “market discount”) on a distribution payment date, the Plan agent will instead attempt to invest the distribution amount through open market purchases. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any un-invested portion of the distribution in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per share as of the last business day immediately prior to the purchase date (which, in either case, may be a price greater or lesser than the NAV per common shares on the distribution payment date). No interest will be paid on distributions awaiting reinvestment. Under the Plan, the market price of common shares on a particular date is the last sales price on the exchange where the shares are listed on that date or, if there is no sale on the exchange on that date, the mean between the closing bid and asked quotations for the shares on the exchange on that date.

The NAV per common share on a particular date is the amount calculated on that date (normally at the close of regular trading on the New York Stock Exchange) in accordance with each Fund’s then current policies.

Fees and expenses  No brokerage charges are imposed on reinvestments in newly issued shares under the Plan. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There are currently no direct service charges imposed on participants in the Plan, although each Fund reserves the right to amend the Plan to include such charges. The Plan Agent imposes a transaction fee (in addition to brokerage commissions that are incurred) if it arranges for the sale of your common shares held under the Plan.

Shares held through nominees  In the case of a registered shareholder such as a broker, bank or other nominee (together, a “nominee”) that holds common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified by the nominee/record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. If your common shares are held through a nominee and are not registered with the Plan Agent, neither you nor the nominee will be participants in or have distributions reinvested under the Plan. If you are a beneficial owner of common shares and wish to participate in the Plan, and your nominee is unable or unwilling to become a registered shareholder and a Plan participant on your behalf, you may request that your nominee arrange to have all or a portion of your shares re-registered with the Plan Agent in your

100	PIMCO CLOSED-END FUNDS

(Unaudited)

name so that you may be enrolled as a participant in the Plan. Please contact your nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Agent in the name of one nominee firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

Tax consequences  Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions — i.e., automatic reinvestment in additional shares does not relieve shareholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. The Funds and the Plan Agent reserve the right to amend or terminate the Plan. Additional information about the Plan, as well as a copy of the full Plan itself, may be obtained from the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560; telephone number: (844) 33-PIMCO (844-337-4626); website: www.astfinancial.com.

ANNUAL REPORT	JULY 31, 2017	101

Management of the Funds

The chart below identifies Trustees and Officers of the Funds. Unless otherwise indicated, the address of all persons below is c/o Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

Trustees

Name And Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Independent Trustees

Hans W. Kertess 1939	Chairman of the Board, Trustee	Trustee of PHK, PTY and PFL since 2003, Trustee of PCN since 2002 and Trustee of PFN since 2004, expected to stand for re-election at the annual meeting of shareholders held during the 2017-2018 fiscal year for PCN, the 2018-2019 fiscal year for PTY and PHK and the 2019-2020 fiscal year for PFL and PFN.	President, H. Kertess & Co., a financial advisory company; and Senior Adviser (formerly Managing Director), Royal Bank of Canada Capital Markets (since 2004).	88	None

Deborah A. DeCotis 1952	Trustee	Trustee of each Fund since 2011, expected to stand for re-election at the annual meeting of shareholders held during the 2017-2018 fiscal year for PHK, PTY and PFL and the 2018-2019 fiscal year for PFN and PCN.	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); and Member, Council on Foreign Relations (since 2013); Trustee, Smith College (since 2017); and Director, Watford Re (since 2017). Formerly, Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005-2015); Trustee, Stanford University (2010-2015); Principal, LaLoop LLC, a retail accessories company (1999-2014); Director, Helena Rubenstein Foundation (1997-2010); and Director, Armor Holdings (2002-2010).	88	None

Bradford K. Gallagher 1944	Trustee	Trustee of each Fund since 2010, expected to stand for re-election at the annual meeting of shareholders held during the 2018-2019 fiscal year for PFL and PFN and the 2019-2020 fiscal year for PHK, PTY and PCN.	Retired. Founder, Spyglass Investments LLC, a private investment vehicle (since 2001). Formerly, Chairman and Trustee, The Common Fund (2005-2014); Partner, New Technology Ventures Capital Management LLC, a venture capital fund (2011-2013); Chairman and Trustee, Atlantic Maritime Heritage Foundation (2007-2012); and Founder, President and CEO, Cypress Holding Company and Cypress Tree Investment Management Company (1995-2001).	88	Formerly, Chairman and Trustee of Grail Advisors ETF Trust (2009- 2010); and Trustee of Nicholas- Applegate Institutional Funds (2007-2010).

James A. Jacobson 1945	Trustee	Trustee of PCN, PTY and PHK since 2009, Trustee of PFL since 2012 and Trustee of PFN since 2013, expected to stand for re-election at the annual meeting of shareholders held during the 2017-2018 fiscal year for PFL, the 2018-2019 fiscal year for PCN and the 2019-2020 fiscal year for PHK, PTY and PFN.	Retired. Trustee (since 2002) and Chairman of Investment Committee (since 2007), Ronald McDonald House of New York; and Trustee, New Jersey City University (since 2014). Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange (2003-2008).	88	Formerly, Trustee, Alpine Mutual Funds Complex consisting of 18 funds.

William B. Ogden, IV 1945	Trustee	Trustee of each Fund since 2006, expected to stand for re-election at the annual meeting of shareholders held during the 2017-2018 fiscal year for PFN, the 2018-2019 fiscal year for PHK and PTY and the 2019-2020 fiscal year for PFL and PCN.	Retired. Formerly, Asset Management Industry Consultant; and Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	88	None

Alan Rappaport 1953	Trustee	Trustee of each Fund (except PFL and PFN) since 2010 of PFN since 2012 and of PFL since 2014, expected to stand for re-election at the annual meeting of shareholders held during the 2017-2018 fiscal year for PCN, PFN and PFL and the 2018-2019 fiscal year for PHK and PTY.	Advisory Director (formerly Vice Chairman), Roundtable Investment Partners (since 2009); Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (since 2013); and Director, Victory Capital Holdings, Inc., an asset management firm (since 2013). Formerly, Member of Board of Overseers, NYU Langone Medical Center (2015-2016); Trustee, American Museum of Natural History (2005-2015); Trustee, NYU Langone Medical Center (2007-2015); Vice Chairman (formerly Chairman and President), U.S. Trust (formerly Private Bank of Bank of America, the predecessor entity of U.S. Trust) (2001-2008).	88	None

102	PIMCO CLOSED-END FUNDS

(Unaudited)

Name And Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Interested Trustees

Craig A. Dawson* 1968	Trustee	Trustee of each Fund since 2014, expected to stand for re-election at the annual meeting of shareholders held during the 2017-2018 fiscal year for PTY and PFN, the 2018-2019 fiscal year for PFL and the 2019-2020 fiscal year for PHK and PCN.	Managing Director and Head of PIMCO Europe, Middle East and Africa (since 2016). Director of a number of PIMCO’s European investment vehicles and affiliates (since 2008). Formerly, Head of Strategic Business Management, PIMCO (2014-2016), head of PIMCO’s Munich office and head of European product management for PIMCO.	26	None

John C. Maney** 1959	Trustee	Trustee of each Fund since 2006, expected to stand for re-election at the annual meeting of shareholders held during the 2017-2018 fiscal year for PHK, PTY and PCN, the 2018-2019 fiscal year for PFL and the 2019-2020 fiscal year for PFN.	Managing Director of Allianz Asset Management of America L.P. (since January 2005) and a member of the Management Board and Chief Operating Officer of Allianz Asset Management of America L.P. (since November 2006). Formerly, Member of the Management Board of Allianz Global Investors Fund Management LLC (2007-2014) and Managing Director of Allianz Global Investors Fund Management LLC (2011-2014).	26	None

*	Mr. Dawson is an “interested person” of the Funds, as defined in Section 2(a)(19) of the Act, due to his affiliation with PIMCO and its affiliates. Mr. Dawson’s address is 650 Newport Center Drive, Newport Beach, CA 92660.
**	Mr. Maney is an “interested person” of the Funds, as defined in Section 2(a)(19) of the Act, due to his affiliation with Allianz Asset Management of America L.P. and its affiliates. Mr. Maney’s address is 650 Newport Center Drive, Newport Beach, CA 92660.

ANNUAL REPORT	JULY 31, 2017	103

Management of the Funds (Cont.)

(Unaudited)

Officers

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Peter G. Strelow[1] 1970	President	Since 2014	Managing Director and Chief Administrative Officer, PIMCO. President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Youse Guia[1] 1972	Chief Compliance Officer	Since 2014	Senior Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO-Managed Funds. Formerly, Head of Compliance, Allianz Global Investors U.S. Holdings LLC and Chief Compliance Officer of the Allianz Funds, Allianz Multi-Strategy Trust, Allianz Global Investors Sponsored Closed-End Funds, Premier Multi-Series VIT and The Korea Fund, Inc.

Joshua D. Ratner[2] 1976	Vice President, Secretary and Chief Legal Officer	Since 2014	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President, Secretary and Chief Legal Officer, PIMCO-Managed Funds. Vice President - Senior Counsel, Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ryan Leshaw[1] 1980	Assistant Secretary	Since 2014	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit[1] 1981	Assistant Secretary	Since March 2017	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO-Managed Funds. Formerly, Assistant General Counsel, VanEck.

Stacie D. Anctil[1] 1969	Vice President	Since 2015	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Eric D. Johnson[2] 1970	Vice President	Since 2014	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bijal Parikh[1] 1978	Vice President	Since March 2017	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series.

William G. Galipeau[1] 1974	Treasurer	Since 2014	Executive Vice President, PIMCO. Treasurer, PIMCO-Managed Funds. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Erik C. Brown[1] 1967	Assistant Treasurer	Since 2015	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Christopher M. Morin[1] 1980	Assistant Treasurer	Since 2016	Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Vice President of Operations, Standard Life Investments USA; Assistant Vice President, Brown Brothers Harriman.

Jason J. Nagler[2] 1982	Assistant Treasurer	Since 2015	Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Head of Mutual Fund Reporting, GMO, and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

Trent W. Walker[1] 1974	Assistant Treasurer	Since 2014	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds. Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Laura Melman[2] 1966	Assistant Treasurer	Since March 2017	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Colleen Miller[2] 1980	Assistant Treasurer	Since March 2017	Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Vice President Cohen & Steers Capital Management.

[1]	The address of these officers is Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660.
[2]	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

104	PIMCO CLOSED-END FUNDS

Approval of Investment Management Agreement

(Unaudited)

At an in-person meeting held on June 13, 2017 (the “Approval Meeting”), the Board of Trustees or Directors (for purposes of this disclosure, all Board members are hereinafter referred to as “Trustees”) of the Funds (the “Board”), including the Trustees who are not interested persons (as that term is defined in the Investment Company Act of 1940) of the Funds or PIMCO (the “Independent Trustees”), formally considered and unanimously approved the continuation of the Investment Management Agreement between each Fund and PIMCO (the “Agreement”) for an additional one-year period commencing on August 1, 2017. Prior to the Approval Meeting, the Contracts Review Committee of the Board of each Fund (together, the “Committee”) held an in-person meeting on June 13, 2017 (the “Committee Meeting”) and formally considered and recommended to the Board the continuation of the Agreement for each Fund. Prior to the Approval Meeting, on May 15, 2017, the Chair of the Committee participated in a conference call with members of management and PIMCO personnel and counsel to the Independent Trustees (“Independent Counsel”) to discuss the process for the Board’s review of the Agreement and to consider certain information relating to the Funds, including, among other information, information relating to PIMCO’s estimated profitability with respect to the Agreement, comparative fees and expenses and Fund performance. On May 16, 2017, PIMCO provided materials to the Committee for its consideration of the Agreement in response to a request from Independent Counsel (the “Manager Request Letter”), as well as other materials and information PIMCO believed was useful in evaluating the continuation of the Agreement.

On May 25, 2017, the Committee held a meeting via conference call (collectively with the May 15, 2017 conference call, the Committee Meeting and the Approval Meeting, the “Contract Renewal Meetings”), at which the members of the Committee, all of whom are Independent Trustees, considered the materials and information provided by PIMCO bearing on the continuation of the Agreement. The Committee also received and reviewed a memorandum from counsel to the Funds regarding the Trustees’ responsibilities in evaluating the Agreement, which they discussed with Independent Counsel.

Following the presentation at the Committee Meeting, the Independent Trustees met separately in executive session with Independent Counsel to review and discuss all relevant information, including, but not limited to, information provided in response to the Manager Request Letter and information presented and discussed at the prior Contract Renewal Meetings.

In connection with their deliberations regarding the proposed continuation of the Agreement for each Fund, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The Trustees also considered the nature, quality and extent of the various investment management, administrative and other services performed by PIMCO under the Agreement.

It was noted that, in connection with their Contract Renewal Meetings, the Trustees relied upon materials provided by PIMCO which included, among other items: (i) information provided by Broadridge Financial Solutions, Inc./Lipper Inc. (“Lipper”), an independent third party, on the total return investment performance (based on net asset value and common share market price) of each Fund for various time periods, presented through comparisons to the investment performance of a group of funds identified by Lipper with investment classifications/objectives comparable to those of the Fund (for each Fund, its “Lipper Performance Universe”), (ii) information provided by Lipper on each Fund’s management fees and other expenses under the Agreement and the management fees and other expenses of a smaller sample of comparable funds identified by Lipper (for each Fund, its “Lipper Expense Group”) as well as of a larger sample of comparable funds identified by Lipper (for each Fund, its “Lipper Expense Universe”), (iii) information regarding the market value performance of each Fund’s common shares and related share price premium and/or discount information, (iv) information regarding the investment performance and fees for other funds and accounts managed by PIMCO, if any, with similar investment strategies to those of the Funds, (v) the estimated profitability to PIMCO with respect to each Fund for the one-year period ended December 31, 2016, (vi) descriptions of various functions performed by PIMCO for the Funds, such as portfolio management, compliance monitoring and portfolio trading practices, (vii) information regarding PIMCO’s compliance policies applicable to the Funds, (viii) information regarding the Funds’ use of leverage, (ix) summaries assigning a quadrant placement to each Fund based on an average of certain measures of performance and fees/expenses versus Lipper peer group medians (the “Fund Scoring Summaries”), (x) fact cards for each Fund that included summary information regarding each Fund, (xi) information regarding the comparative yields of the Funds, (xii) information regarding the risk-adjusted returns of the Funds, (xiii) possible “fall-out” benefits to PIMCO from its relationship with the Funds, and (xiv) information regarding the overall organization of PIMCO, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative, compliance and other services to the Funds.

The Trustees’ conclusions as to the continuation of the Agreement were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.

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Approval of Investment Management Agreement (Cont.)

As part of their review, the Trustees examined PIMCO’s abilities to provide high-quality investment management and other services to the Funds. Among other information, the Trustees considered the investment philosophy and research and decision-making processes of PIMCO; the experience of key advisory personnel of PIMCO responsible for portfolio management of the Funds; the ability of PIMCO to attract and retain capable personnel; and the capabilities of the senior management and staff of PIMCO. In addition, the Trustees reviewed the quality of PIMCO’s services with respect to regulatory compliance and compliance with the investment policies of the Funds; the nature and quality of the supervisory and administrative services PIMCO is responsible for providing to the Funds; and conditions that might affect PIMCO’s ability to provide high-quality services to the Funds in the future under the Agreement, including PIMCO’s financial condition and operational stability. Based on the foregoing, the Trustees concluded that PIMCO’s investment process, research capabilities and philosophy were well suited to the Funds given their investment objectives and policies, and that PIMCO would be able to continue to meet any reasonably foreseeable obligations under the Agreement.

In assessing the reasonableness of each Fund’s fees under the Agreement, the Trustees considered, among other information, the Fund’s management fee and its total expense ratio as a percentage of average net assets attributable to common shares and as a percentage of average managed assets (including assets attributable to common shares and leverage outstanding combined), and the management fee and total expense ratios of the Lipper Expense Group and Lipper Expense Universe for each Fund. In each case, the total expense ratio information was provided both inclusive and exclusive of interest and borrowing expenses. Fund-specific comparative fees/expenses reviewed by the Trustees are discussed below. The Fund-specific fee and expense results discussed below were prepared and provided by Lipper and were not independently verified by the Trustees.

The Trustees specifically took note of how each Fund compared to its Lipper peers as to performance, management fee expense and total expense ratio. The Trustees noted that, while the Funds are not currently charged a separate administration fee (recognizing that their management fees include a component for administrative services under the unitary fee arrangements), it was not clear in all cases whether the peer funds in the Lipper categories were separately charged such a fee by their investment managers, so that the total expense ratio, as opposed to any individual expense component, represented the most relevant comparison. The Trustees also considered that the total expense ratio seems to provide a more apt comparison than management fee expense because the Funds’ unitary fee arrangements cover Operating Expenses (defined below) that are typically paid for or incurred by peer funds directly in addition to their management fees as discussed below. It was noted that the total expense ratio comparisons reflect the effect of expense waivers/reimbursements, if any. The Trustees considered total expense ratio comparisons both including and excluding interest and borrowing expenses. The Trustees noted that only leveraged closed-end funds were considered for inclusion in the Lipper Expense Groups and Lipper Expense Universes presented for comparison with the Funds.

The Trustees noted that, for each Fund, the contractual management fee rate for the Fund under its unitary fee arrangement was at or below the median contractual management fees of the other funds in its Lipper Expense Group, calculated both on average net assets and on average managed assets, with the exception of PFL, whose contractual management fee rate was above the median in both cases. The Trustees took into account that each Fund’s unitary fee arrangement covers substantially all of the Fund’s other supervisory and administrative services required by the Fund that are typically paid for or incurred by closed-end funds directly in addition to a fund’s management fee (such fees and expenses, “Operating Expenses”) and therefore would tend to be higher than the contractual management fee rates of other funds in the Lipper peer groups, which generally do not have a unitary fee structure and bear Operating Expenses directly and in addition to the management fee. The Trustees determined that a review of each Fund’s total expense ratio with the total expense ratios of peer funds would generally provide more meaningful comparisons than considering contractual management fee rates in isolation.

In this regard, the Trustees noted PIMCO’s view that the unitary fee arrangements have benefited and will continue to benefit common shareholders because they provide a management fee expense structure (including Operating Expenses) that is essentially fixed as a percentage of either managed assets (including assets attributable to preferred shares and certain other forms of leverage) or net assets (including assets attributable to preferred shares), as applicable, making it more predictable under ordinary circumstances in comparison to fee and expense structures, such as the structure in place for the Funds prior to September 6, 2014, under which the Funds’ Operating Expenses (including certain third-party fees and expenses) can vary significantly over time. The Trustees also considered that the unitary fee arrangements generally insulate the Funds and common shareholders from increases in applicable third-party and certain other expenses because PIMCO, rather than the Funds, would bear the risk of such increases (though the Trustees also noted that PIMCO would benefit from any reductions in such expenses).

Fund-specific comparative performance results for the Funds reviewed by the Trustees are discussed below. The comparative performance information was prepared and provided by Lipper and was not independently verified by the Trustees. Due to the passage of time, these performance results may differ from the performance results for

106	PIMCO CLOSED-END FUNDS

(Unaudited)

more recent periods. With respect to all Funds, the Trustees reviewed, among other information, comparative information showing performance of the Funds against the Lipper Performance Universes for the one-year, three-year, five-year and ten-year periods (to the extent each such Fund had been in existence) ended December 31, 2016. The Trustees also reviewed the Fund Scoring Summaries prepared by PIMCO at the Independent Trustees’ request comparing each Fund’s fees/expenses against those of its Lipper Expense Universe and performance against that of its Lipper Performance Universe, by identifying a quadrant designation based on the average of six different measures of fees/expenses versus performance (one-year, three-year and five-year performance for the period ended December 31, 2016, in each case, versus a Fund’s management fees or total expense ratio). The Fund Scoring Summaries were based on net assets, one showing total expenses inclusive of interest and borrowing expenses and the other showing total expenses exclusive of interest and borrowing expenses. In addition, the Trustees also reviewed fact cards for each Fund that included summary information regarding each Fund, including investment objective and strategy, portfolio managers, assets under management, outstanding leverage, net asset value and market performance comparisons, comparative fee and expense information, premium/discount information and information regarding PIMCO’s estimated profitability.

In addition, it was noted that the Trustees considered matters bearing on the Funds and their advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.

Among other information, the Trustees took into account the following regarding particular Funds.

PTY

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Lipper Performance Universe, consisting of 27 funds for one-year and three-year performance, 21 funds for five-year performance and 17 funds for ten-year performance, the Trustees noted that the Fund had first quintile performance for the one-year, three-year, five-year and ten-year periods ended December 31, 2016.

The Trustees noted that the Lipper Expense Group for the Fund consisted of a total of 13 funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the Lipper Expense Group ranged from $54.1 million to $929.0 million, and that no funds in the Lipper Expense Group were larger in asset size than the Fund. The Trustees noted that the Lipper Expense Universe for the Fund consisted of a total of 27 funds, including the Fund. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average managed assets and average net assets was below the median total expense ratio (including interest and borrowing expenses) of the funds in its Lipper Expense Group and Lipper Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on both average managed assets and average net assets was below the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Lipper Expense Group and Lipper Expense Universe.

PCN

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Lipper Performance Universe, consisting of 27 funds for one-year and three-year performance, 21 funds for five-year performance and 17 funds for ten-year performance, the Trustees noted that the Fund had second quintile performance for the one-year period and first quintile performance for the three-year, five-year and ten-year periods ended December 31, 2016.

The Trustees noted that the Lipper Expense Group for the Fund consisted of a total of 13 funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the Lipper Expense Group ranged from $54.1 million to $704.4 million, and that two of the funds in the group were larger in asset size than the Fund. The Trustees noted that the Lipper Expense Universe for the Fund consisted of a total of 27 funds, including the Fund. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average managed assets and average net assets was below the median total expense ratio (including interest and borrowing expenses) of the funds in its Lipper Expense Group and Lipper Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average managed assets was below the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Lipper Expense Group. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average managed assets was above the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Lipper Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average net assets was below the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Lipper Expense Group and Lipper Expense Universe.

PHK

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Lipper Performance Universe, consisting of 27 funds for one-year and three-year performance, 21 funds for five-year performance and 17 funds for ten-year performance, the Trustees noted that the Fund had second quintile

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Approval of Investment Management Agreement (Cont.)

performance for the one-year period and first quintile performance for the three-year, five-year and ten-year periods ended December 31, 2016.

The Trustees noted that the Lipper Expense Group for the Fund consisted of a total of 13 funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the Lipper Expense Group ranged from $148.3 million to $836.7 million, and that no funds in the group were larger in asset size than the Fund. The Trustees noted that the Lipper Expense Universe for the Fund consisted of a total of 27 funds, including the Fund. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average managed assets and average net assets was below the median total expense ratio (including interest and borrowing expenses) of the funds in its Lipper Expense Group and Lipper Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average managed assets was at the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Lipper Expense Group. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average managed assets was below the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Lipper Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average net assets was below the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Lipper Expense Group and Lipper Expense Universe.

PFL

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Lipper Performance Universe, consisting of 27 funds for one-year and three-year performance, 21 funds for five-year performance and 17 funds for ten-year performance, the Trustees noted that the Fund had second quintile performance for the one-year and three-year periods, first quintile performance for the five-year period, and fifth quintile performance for the ten-year period ended December 31, 2016.

The Trustees noted that the Lipper Expense Group for the Fund consisted of a total of 13 funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the Lipper Expense Group ranged from $148.3 million to $704.4 million, and that eight of the funds in the group were larger in asset size than the Fund. The Trustees noted that the Lipper Expense Universe for the Fund consisted of a total of 27 funds, including the Fund. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average managed assets and average net assets was below the median total expense ratio (including interest and borrowing expenses) of the funds in its

Lipper Expense Group and Lipper Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average managed assets was above the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Lipper Expense Group and Lipper Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average net assets was below the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Lipper Expense Group and Lipper Expense Universe.

PFN

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Lipper Performance Universe, consisting of 27 funds for one-year and three-year performance, 21 funds for five-year performance and 17 funds for ten-year performance, the Trustees noted that the Fund had second quintile performance for the one-year and three-year periods, first quintile performance for the five-year period, and fifth quintile performance for the ten-year period ended December 31, 2016.

The Trustees noted that the Lipper Expense Group for the Fund consisted of a total of 13 funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the Lipper Expense Group ranged from $148.3 million to $704.4 million, and that two of the funds in the group were larger in asset size than the Fund. The Trustees noted that the Lipper Expense Universe for the Fund consisted of a total of 27 funds, including the Fund. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average managed assets and average net assets was below the median total expense ratio (including interest and borrowing expenses) of the funds in its Lipper Expense Group and Lipper Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average managed assets was at the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Lipper Expense Group. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average managed assets was above the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Lipper Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average net assets was below the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Lipper Expense Group and Lipper Expense Universe.

In addition to their review of Fund performance based on net asset value, the Trustees also considered the market value performance of each Fund’s common shares and related share price premium and/or

108	PIMCO CLOSED-END FUNDS

(Unaudited)

discount information based on the materials provided by Lipper and PIMCO. The Trustees also considered information provided by PIMCO regarding the dividend yields of the each Fund in comparison to funds in the Lipper General Bond Funds grouping as of December 31, 2016.

The Trustees considered information provided by PIMCO regarding the management fees charged by PIMCO to other funds and accounts with similar strategies to those of the Funds. The Trustees considered information provided by PIMCO indicating that, in comparison to certain other products managed by PIMCO, including open-end funds and exchange-traded funds, there are additional portfolio management challenges in managing closed-end funds such as the Funds, such as those associated with less liquid holdings, the use of leverage, issues relating to trading on a national exchange and attempting to meet a regular dividend. The Trustees were advised by PIMCO that, in light of these additional challenges, different pricing structures for closed-end funds such as the Funds and other products managed by PIMCO are to be expected, and that comparisons of pricing structures across these products may not always be apt comparisons, even where other products have similar investment objectives and strategies to those of the Funds.

The Trustees also took into account that the Funds have preferred shares outstanding and use leverage, such as by the use of reverse repurchase agreements, which increases the amount of management fees payable by the Funds under the Agreement (because each Fund’s fees are calculated either based on net assets including assets attributable to preferred shares outstanding or based on total managed assets, including assets attributable to preferred shares and certain other forms of leverage outstanding). In this regard, the Trustees took into account that PIMCO has a financial incentive for the Funds to continue to use leverage, which may create a conflict of interest between PIMCO, on one hand, and the Funds’ common shareholders, on the other. The Trustees further noted that this incentive may be greater under the unitary fee arrangements because the contractual management fee rates under the unitary fee arrangements are higher for each Fund than the Fund’s management fee would otherwise be if it did not cover the Fund’s Operating Expenses. Therefore, the total fees paid by each Fund to PIMCO under the unitary fee arrangements will vary more with increases and decreases in applicable leverage incurred by a Fund than under a non-unitary fee arrangement, all things being equal. The Trustees considered information provided by PIMCO and related presentations as to why each Fund’s use of leverage continues to be appropriate and in the best interests of the respective Fund under current market conditions. The Trustees also considered PIMCO’s representation that it will use leverage for the Funds solely as it determines to be in the best interests of the Funds from an investment perspective and without regard to the level of compensation PIMCO receives.

The Trustees also considered estimated profitability analyses provided by PIMCO, which included, among other information, (i) PIMCO’s estimated pre- and post-distribution operating margin for each Fund, as well as PIMCO’s estimated pre- and post-distribution operating margin for all of the closed-end funds advised by PIMCO, including the Funds (collectively, the “Estimated Margins”), in each case for the one-year period ended December 31, 2016; (ii) a year-over-year comparison of PIMCO’s Estimated Margins for the one-year periods ended December 31, 2016 and December 31, 2015, and (iii) an overview of PIMCO’s average fee rates with respect to all of the closed-end funds advised by PIMCO, including the Funds, compared to PIMCO’s average fee rates with respect to its other clients, including PIMCO-advised separate accounts, open-end funds and hedge funds and private equity funds. The Trustees also took into account explanations from PIMCO regarding how certain corporate and shared expenses were allocated among the Funds and other funds and accounts managed by PIMCO for purposes of developing profitability estimates. Based on the profitability analyses provided by PIMCO, the Trustees determined, taking into account the various assumptions made, that such profitability did not appear to be excessive.

The Trustees also took into account the entrepreneurial and business risk PIMCO has undertaken as investment manager and sponsor of the Funds.

The Trustees also took into account that the Funds do not currently have any breakpoints in their management fees. The Trustees considered that, as closed-end investment companies, the Funds do not continually offer new shares to raise additional assets (as does a typical open-end investment company), but may raise additional assets through periodic shelf offerings and may also experience asset growth through investment performance and/or the increased use of leverage. The Trustees considered that the unitary fee arrangements provide inherent economies of scale because a Fund maintains competitive fixed unitary fees even if the particular Fund’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Funds’ unitary fee arrangements, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unitary fee arrangements protect shareholders from a rise in operating costs that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure. The Trustees noted that PIMCO has made extensive investments in these areas.

Additionally, the Trustees considered so-called “fall-out benefits” to PIMCO, such as reputational value derived from serving as investment

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Approval of Investment Management Agreement (Cont.)

(Unaudited)

manager to the Funds and research, statistical and quotation services PIMCO may receive from broker-dealers executing the Funds’ portfolio transactions on an agency basis.

After reviewing these and other factors described herein, the Trustees concluded, with respect to each Fund, within the context of their overall conclusions regarding the Agreement and based on the information provided and related representations made by management, that they were satisfied with PIMCO’s responses and efforts relating to the investment performance of the Funds. The Trustees also concluded that the fees payable under the Agreement represent reasonable compensation in light of the nature, extent and quality of services provided by PIMCO. Based on their evaluation of factors that they deemed to be material, including those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Agreement was in the interests of each Fund and its shareholders, and should be approved.

110	PIMCO CLOSED-END FUNDS

Privacy Policy1

The Funds2 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment adviser or sub-adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Adviser or its affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Funds’ website, the Funds or their service providers or third party firms engaged by the Funds or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Funds when assessing and offering services and website features. You can

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Privacy Policy1 (Cont.)

(Unaudited)

change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Funds do not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of March 23, 2017.

2 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

112	PIMCO CLOSED-END FUNDS

General Information

Investment Manager

Pacific Investment Management Company LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent, Dividend Paying Agent and Registrar

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund and PIMCO Income Strategy Fund II.

CEF3011AR_073117

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial & accounting officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial & accounting officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

(a) The Board of Trustees has determined that James A. Jacobson, who serves on the Board’s Audit Oversight Committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Jacobson is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a) Fiscal Year Ended July 31, 2017 July 31, 2016	Audit Fees $ 45,627 $ 45,910

(b) Fiscal Year Ended July 31, 2017 July 31, 2016	Audit-Related Fees $ 18,000 $ 16,480

(c) Fiscal Year Ended July 31, 2017 July 31, 2016	Tax Fees $ — $ 17,250

(d) Fiscal Year Ended July 31, 2017 July 31, 2016	All Other Fees(1) $ — $ —

“Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit and review of the Registrant’s annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services that are reasonably related to the performance of the audit or review of the Registrant’s financial statements, but not reported under “Audit Fees” above, and that include accounting consultations, agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters for those fiscal years.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews.

“All Other Fees” represents fees, if any, billed for other products and services rendered by the principal accountant to the Registrant other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” for the last two fiscal years.

(1)There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1) The Registrant’s Audit Oversight Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Oversight Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Oversight Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Oversight Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Oversight Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Oversight Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Oversight Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Oversight Committee, subject to the ratification by the full Audit Oversight Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Oversight Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

f)	Not applicable.

g)

	Aggregate Non-Audit Fees Billed to Entity
Entity	July 31, 2017	July 31, 2016
PIMCO High Income Fund	$18,000	$33,730
Pacific Investment Management Company LLC (“PIMCO”)	8,531,028	7,767,308

Total	$8,549,028	$7,801,538

h)	The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee is comprised of:

Deborah A. DeCotis;

Bradford K. Gallagher;

James A. Jacobson;

Hans W. Kertess;

William B. Ogden, IV; and

Alan Rappaport.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the reports to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. In addition to covering the voting of equity securities, the Proxy Policy also applies generally to voting and/or consent rights of fixed income securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures. The Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights (collectively, “proxies”) are exercised in the best interests of accounts.

With respect to the voting of proxies relating to equity securities, PIMCO has selected an unaffiliated third party proxy research and voting service (“Proxy Voting Service”), to assist it in researching and voting proxies. With respect to each proxy received, the Proxy Voting Service researches the financial implications of the proposals and provides a recommendation to PIMCO as to how to vote on each proposal based on the Proxy Voting Service’s research of the individual facts and circumstances and the Proxy Voting Service’s application of its research findings to a set of guidelines that have been approved by PIMCO. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Proxy Voting Service. In the event that the Proxy Voting Service does not provide a recommendation with respect to a proposal, PIMCO may determine to vote on the proposals directly. With respect to the voting of proxies relating to fixed income securities, PIMCO’s fixed income credit research group (the “Credit Research Group”) is responsible for researching and issuing recommendations for voting proxies. With respect to each proxy received, the Credit Research Group researches the financial implications of the proxy proposal and makes voting recommendations specific for each account that holds the related fixed income security. PIMCO considers each proposal regarding a fixed income security on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Credit Research Group. In the event that the Credit Research Group does not provide a recommendation with respect to a proposal, PIMCO may determine to vote the proposal directly.

PIMCO may determine not to vote a proxy for an equity or fixed income security if: (1) the effect on the applicable account’s economic interests or the value of the portfolio holding is insignificant in relation to the account’s portfolio; (2) the cost of voting the proxy outweighs the possible benefit to the applicable account, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3) PIMCO otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

In the event that the Proxy Voting Service or the Credit Research Group, as applicable, does not provide a recommendation or the portfolio managers of a client account propose to override a recommendation by the Proxy Voting Service, or the Credit Research Group, as applicable, PIMCO will review the proxy to determine whether there is a material conflict between PIMCO and the applicable account or among PIMCO-advised accounts. If no material conflict exists, the proxy will be voted according to the portfolio managers’ recommendation. If a material conflict does exist, PIMCO will seek to resolve the conflict in good faith and in the best interests of the applicable client account, as provided by the Proxy Policy. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a committee to assess and resolve the conflict (the “Proxy Conflicts Committee”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Conflicts Committee and/or other relevant procedures approved by PIMCO’s Legal and Compliance department with respect to specific types of conflicts. With respect to material conflicts of interest between one or more PIMCO-advised accounts, the Proxy Policy permits PIMCO to: (i) designate a PIMCO portfolio manager who is not subject to the conflict to determine how to vote the proxy if the conflict exists between two accounts with at least one portfolio manager in common; or (ii) permit the respective portfolio managers to vote the proxies in accordance with each client account’s best interests if the conflict exists between client accounts managed by different portfolio managers.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. PIMCO’s Proxy Policy, and information about how PIMCO voted a client’s proxies, is available upon request.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)

As of September 28, 2017, the following individuals have primary responsibility for the day-to-day implementation of the PIMCO High Income Fund (the “Fund”):

Alfred T. Murata

Mr. Murata has been a portfolio manager of the Fund since September 2014. Mr. Murata is a managing director in the Newport Beach office and a portfolio manager on the mortgage credit team. Prior to joining PIMCO in 2001, he researched and implemented exotic equity and interest rate derivatives at Nikko Financial Technologies.

Mohit Mittal

Mr. Mittal has been a portfolio manager of the Fund since September 2014. Mr. Mittal is a managing director and portfolio manager in the Newport Beach office. He manages investment grade credit, total return and unconstrained bond portfolios and is a member of the Americas Portfolio Committee. Previously, he was a specialist on PIMCO’s interest rates and derivatives desk.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Fund, managed by the Portfolio Managers as of July 31, 2017, including accounts managed by a team, committee, or other group that includes a Portfolio Manager. Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

PM	#	AUM($million)	#	AUM($million)	#	AUM($million)

Alfred T. Murata	18	$108,959.01	8	$16,904.35	11	$1,566.61

Mohit Mittal	11	$21,863.69	13	$7,621.73*	136	$57,332.66**

* Of these Other Pooled Investment Vehicles, 2 account(s) totaling $1,717.95 million in assets pay(s) an advisory fee that is based in part on the performance of the accounts.

**Of these Other Accounts, 3 account(s) totaling $682.95 million in assets pay(s) an advisory fee that is based in part on the performance of the accounts.

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Fund, track the same index as the Fund or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Fund. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies of the Fund in a manner beneficial to the investing account but detrimental to the Fund. Conversely, PIMCO’s duties to the Fund, as well as regulatory or other limitations applicable to the Fund, may affect the courses of action available to PIMCO-advised accounts (including certain funds) that invest in the Fund in a manner that is detrimental to such investing accounts. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause PIMCO to restrict or prohibit participation in certain investments.

Because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described below may occur between the Fund and other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Fund or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Fund or other accounts managed by PIMCO.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. In addition, regulatory issues applicable to PIMCO or the Fund or other accounts may result in the Fund not receiving securities that may otherwise be appropriate for it. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for the Fund. Moreover, the Fund or other accounts managed by PIMCO may invest in a transaction in which one or more other funds or accounts managed by PIMCO are expected to participate, or already have made or will seek to make, an investment. Such funds or accounts may have conflicting interests and objectives in connection with such investments, including, for example and without limitation, with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment, and the timeframe for, and method of, exiting the investment. Additionally, a fund or other account managed by PIMCO may take an investment position or action that may be different from, or inconsistent with, an investment position or action taken by another fund or other account managed by PIMCO having similar or differing investment objectives. These positions and actions may adversely impact the Fund. For example, the Fund may buy a security and another fund or other account managed by PIMCO may establish a short position in that same security or in another security issued by the same issuer. The subsequent short sale may result in a decrease in the price of the security that the first fund holds. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between the Fund and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the management fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and certain pooled investment vehicles on a fair and equitable basis over time.

(a)(3)

As of July 31, 2017 the following explains the compensation structure of the individuals who have primary responsibility for day-to-day portfolio management of the Fund:

Portfolio Manager Compensation

PIMCO’s approach to compensation seeks to provide professionals with a Total Compensation Plan and process that is driven by PIMCO’s mission and values. Key Principles on Compensation Philosophy include:

•	PIMCO’s pay practices are designed to attract and retain high performers;
•	PIMCO’s pay philosophy embraces a corporate culture of rewarding strong performance, a strong work ethic, and meritocracy;
•	PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through equity participation; and
•	PIMCO’s “Discern and Differentiate” discipline guides total compensation levels.

The Total Compensation Plan consists of three components. The compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for PIMCO’s clients. A portfolio manager’s compensation is not based solely on the performance of the Fund or any other account managed by that portfolio manager:

Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.

Performance Bonus – Performance bonuses are designed to reward risk-adjusted performance and contributions to PIMCO’s broader investment process. The compensation process is not formulaic and the following non-exhaustive list of qualitative and quantitative criteria are considered when determining the total compensation for portfolio managers:

•	Performance measured over a variety of longer- and shorter-term periods, including 5-year, 4-year, 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Fund) and relative to applicable industry peer groups; greatest emphasis is placed on 5-year and 3-year performance, followed by 1-year performance;
•	Consistency of investment performance across portfolios of similar mandate and guidelines, rewarding low dispersion and consistency of outperformance;
•	Appropriate risk positioning and risk management mindset which includes consistency with PIMCO’s investment philosophy, the Investment Committee’s positioning guidance, absence of defaults, and appropriate alignment with client objectives;
•	Contributions to mentoring, coaching and/or supervising members of team;
•	Collaboration, idea generation, and contribution of investment ideas in the context of PIMCO’s investment process, Investment Committee meetings, and day-to-day management of portfolios;
•	With much lesser importance than the aforementioned factors: amount and nature of assets managed by the portfolio manager, contributions to asset retention, and client satisfaction.

PIMCO’s partnership culture further rewards strong long term risk adjusted returns with promotion decisions almost entirely tied to long term contributions to the investment process. 10-year performance can also be considered, though not explicitly as part of the compensation process.

Deferred Compensation – Long Term Incentive Plan (“LTIP”) and/or M Options are awarded to key professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and/or deferred compensation. PIMCO incorporates a progressive allocation of deferred compensation as a percentage of total compensation, which is in line with market practices.

•	The LTIP provides participants with deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long term commitment to PIMCO’s success.
•	The M Unit program provides mid-to-senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the Firm’s long-term results. In the program, options are awarded and vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the Firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time.
•	The Carried Interest Compensation Plan awards entitle eligible individuals who provide services to PIMCO’s Alternative Funds a percentage (“points”) of the carried interest otherwise payable to PIMCO in the event that the applicable performance measurements described in the Alternative Fund’s partnership agreements are achieved. The awards are granted before any payments are made in respect of the awards and payout is contingent on long-term performance, and are intended to align the interests of the employees with that of PIMCO and the investors in the Alternative Funds. While subject to forfeiture and vesting terms, payments to participants are generally made if and when the applicable carried interest payments are made to PIMCO.

Eligibility to participate in LTIP, the M Unit program, and the Carried Interest Compensation Plan is contingent upon continued employment at PIMCO and all other applicable eligibility requirements.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

(a)(4)

The following summarizes the dollar range of securities of the Fund the Portfolio Managers beneficially owned as of July 31, 2017:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Owned as of July 31, 2017

Alfred T. Murata	None

Mohit Mittal	None

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)	The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Exhibit 99.CODE— Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO High Income Fund

By:	/s/ PETER G. STRELOW
Peter G. Strelow
President (Principal Executive Officer)

Date: September 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ PETER G. STRELOW
Peter G. Strelow
President (Principal Executive Officer)

Date: September 28, 2017

By:	/s/ WILLIAM G. GALIPEAU
William G. Galipeau
Treasurer (Principal Financial & Accounting Officer)

Date: September 28, 2017